                                                                  EXHIBIT 10.1.3

                                TRUST INDENTURE


                                    Between


                         COUNTY OF ARAPAHOE, COLORADO


                                      And



                         THE HUNTINGTON NATIONAL BANK,
                                  as Trustee



                                 ____________


                                   Securing:

                                  $6,500,000

                         COUNTY OF ARAPAHOE, COLORADO
                            ADJUSTABLE RATE DEMAND
               INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2001
                            (PECO II, INC. PROJECT)

                                 consisting of

        $2,000,000 Series 2001A Bonds and $4,500,000 Series 2001B Bonds



                                  ___________



                                  Dated as of
                                August 1, 2001

                               TABLE OF CONTENTS

TRUST INDENTURE...........................................................................................   1

ARTICLE I - DEFINITIONS...................................................................................   3
  SECTION 1.01. Definitions...............................................................................   3
  SECTION 1.02. Interpretation............................................................................  15
  SECTION 1.03. Captions and Headings.....................................................................  15

ARTICLE II -    AUTHORIZATION AND TERMS OF SERIES 2001 BONDS; ADDITIONAL BONDS............................  16
  SECTION 2.01. Authorized Amount of Bonds................................................................  16
  SECTION 2.02. Issuance of Series 2001 Bonds.............................................................  16
  SECTION 2.03. Maturity and Interest.....................................................................  16
  SECTION 2.04. Delivery of the Series 2001 Bonds.........................................................  18
  SECTION 2.05. Bondholders' Tender Options...............................................................  18
  SECTION 2.06. Mandatory Tender..........................................................................  21
  SECTION 2.07. Issuance and Delivery of Additional Bonds.................................................  22
  SECTION 2.08. Tax Exempt Conversion.....................................................................  24

ARTICLE III - TERMS OF BONDS GENERALLY....................................................................  26
  SECTION 3.01. Form of Bonds.............................................................................  26
  SECTION 3.02. Variable Terms............................................................................  26
  SECTION 3.03. Execution and Authentication of Bonds.....................................................  26
  SECTION 3.04. Source of Payment of Bonds................................................................  27
  SECTION 3.05. Payment and Ownership of Bonds............................................................  27
  SECTION 3.06. Transfer and Exchange of Bonds............................................................  28
  SECTION 3.07. Mutilated, Lost, Wrongfully Taken or Destroyed Bonds......................................  29
  SECTION 3.08. Cancellation of Bonds.....................................................................  30
  SECTION 3.09. Payments Due on Legal Holidays............................................................  30
  SECTION 3.10. Book Entry................................................................................  31
  SECTION 3.11. Delivery of Series 2001 Bond Certificates.................................................  31

ARTICLE IV - REDEMPTION OF SERIES 2001 BONDS..............................................................  33
  SECTION 4.01. Terms of Redemption of Series 2001 Bonds..................................................  33
  SECTION 4.02  Partial Redemption........................................................................  35
  SECTION 4.03. Issuer's Election to Redeem...............................................................  35
  SECTION 4.04. Notice of Redemption......................................................................  35
  SECTION 4.05. Payment of Redeemed Bonds.................................................................  37
  SECTION 4.06. Variation of Redemption Provisions........................................................  37

ARTICLE V -     PROVISIONS AS TO FUNDS, PAYMENTS, PROJECT AND AGREEMENT...................................  38
  SECTION 5.01. Creation of Project Fund..................................................................  38
  SECTION 5.02. Disbursements from and Records of Project Fund............................................  38
  SECTION 5.03. Completion of the Project.................................................................  38
  SECTION 5.04. Creation of Bond Fund; Letters of Credit..................................................  39

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

  SECTION 5.05. Investment of Bond Fund, Project Fund and Rebate Fund....................................   41
  SECTION 5.06. Moneys to be Held in Trust...............................................................   42
  SECTION 5.07. Nonpresentment of Bonds..................................................................   42
  SECTION 5.08. Repayment to the Borrower or the Letter of Credit Bank from the Bond Fund................   42
  SECTION 5.09. Extension of Letter of Credit; Alternate Letter of Credit................................   43

ARTICLE VI THE TRUSTEE, REGISTRAR, PAYING AGENTS, AUTHENTICATING AGENTS AND REMARKETING AGENT............   45
  SECTION 6.01. Trustee's Acceptance and Responsibilities................................................   45
  SECTION 6.02. Certain Rights and Obligations of the Trustee............................................   46
  SECTION 6.03. Fees, Charges and Expenses of Trustee, Registrar, Paying Agents
                and Authenticating Agents................................................................   49
  SECTION 6.04. Intervention by Trustee..................................................................   49
  SECTION 6.05. Successor Trustee........................................................................   49
  SECTION 6.06. Appointment of Co-Trustee................................................................   50
  SECTION 6.07. Resignation by the Trustee...............................................................   51
  SECTION 6.08. Removal of the Trustee...................................................................   51
  SECTION 6.09. Appointment of Successor Trustee.........................................................   51
  SECTION 6.10. Adoption of Authentication...............................................................   52
  SECTION 6.11. Registrars...............................................................................   53
  SECTION 6.12. Designation and Succession of Paying Agents..............................................   54
  SECTION 6.13. Designation and Succession of Authenticating Agents......................................   55
  SECTION 6.14. Dealing in Bonds.........................................................................   56
  SECTION 6.15. Representations, Agreements and Covenants of Trustee.....................................   56
  SECTION 6.16. Concerning the Remarketing Agent.........................................................   56
  SECTION 6.17. Qualifications of Remarketing Agent......................................................   57
  SECTION 6.18. Remarketing of Series 2001 Bonds.........................................................   58
  SECTION 6.19  Delivery of Purchased Series 2001 Bonds..................................................   58

ARTICLE VII -   DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND HOLDERS...................................   60
  SECTION 7.01. Defaults; Events of Default..............................................................   60
  SECTION 7.02. Notice of Default........................................................................   61
  SECTION 7.03. Acceleration.............................................................................   61
  SECTION 7.04. Other Remedies; Rights of Holders........................................................   62
  SECTION 7.05. Right of Holders to Direct Proceedings...................................................   63
  SECTION 7.06. Application of Moneys....................................................................   63
  SECTION 7.07. Remedies Vested in Trustee...............................................................   64
  SECTION 7.08. Rights and Remedies of Holders...........................................................   65
  SECTION 7.09. Termination of Proceedings...............................................................   65
  SECTION 7.10. Waivers of Events of Default.............................................................   65
  SECTION 7.11. Certain Expenses as Expenses of Administration...........................................   66

ARTICLE VIII - SUPPLEMENTAL INDENTURES...................................................................   67
  SECTION 8.01. Supplemental Indentures Generally........................................................   67
  SECTION 8.02. Supplemental Indentures Not Requiring Consent of Holders.................................   67

  SECTION  8.03. Supplemental Indentures Requiring Consent of Holders.....................................   68
  SECTION  8.04. Consent of Borrower......................................................................   70
  SECTION  8.05. Authorization to Trustee; Effect of Supplement...........................................   70
  SECTION  8.06. Opinion of Counsel.......................................................................   71
  SECTION  8.07. Modification by Unanimous Consent........................................................   71

ARTICLE IX - DEFEASANCE...................................................................................   72
  SECTION  9.01. Release of Indenture.....................................................................   72
  SECTION  9.02  Payment and Discharge of Bonds...........................................................   72
  SECTION  9.03. Survival of Certain Provisions...........................................................   73

ARTICLE X - COVENANTS AND AGREEMENTS OF THE ISSUER........................................................   74
  SECTION 10.01. Covenants and Agreements of the Issuer...................................................   74
  SECTION 10.02. Observance and Performance of Covenants, Agreements, Authority and Actions...............   75
  SECTION 10.03. Enforcement of Issuer's Obligations......................................................   75

ARTICLE XI - AMENDMENTS TO THE AGREEMENT AND THE LETTERS OF CREDIT........................................   76
  SECTION 11.01. Amendments Not Requiring Consent of Holders..............................................   76
  SECTION 11.02. Amendments Requiring Consent of Holders..................................................   76

ARTICLE XII - MEETINGS OF HOLDERS.........................................................................   77
  SECTION 12.01. Purposes of Meetings.....................................................................   77
  SECTION 12.02. Call of Meetings.........................................................................   77
  SECTION 12.03. Voting...................................................................................   77
  SECTION 12.04. Meetings.................................................................................   78
  SECTION 12.05  Miscellaneous............................................................................   78

ARTICLE XIII - MISCELLANEOUS..............................................................................   79
  SECTION 13.01. Limitation of Rights.....................................................................   79
  SECTION 13.02. Severability.............................................................................   79
  SECTION 13.03. Notices..................................................................................   79
  SECTION 13.04. Suspension of Mail.......................................................................   80
  SECTION 13.05. [Reserved]...............................................................................   80
  SECTION 13.06. Instruments of Holders...................................................................   80
  SECTION 13.07. Priority of this Indenture...............................................................   81
  SECTION 13.08. Extent of Covenants; No Personal Liability...............................................   81
  SECTION 13.09. Binding Effect...........................................................................   81
  SECTION 13.10. Counterparts.............................................................................   81
  SECTION 13.11. Governing Law............................................................................   82

EXHIBIT A - PROJECT DESCRIPTION...........................................................................  A-1

EXHIBIT B - PROJECT SITE..................................................................................  B-1

EXHIBIT C - SERIES 2001__ BOND FORM.......................................................................  C-1

                                TRUST INDENTURE

          THIS TRUST INDENTURE (the "Indenture") dated as of August 1, 2001 by and between the COUNTY OF ARAPAHOE, COLORADO, a county and political subdivision duly organized and existing under the laws of the State of Colorado (the "Issuer"), and THE HUNTINGTON NATIONAL BANK, a national banking association, as Trustee, under the circumstances summarized in the following recitals (the capitalized terms not defined in the recitals and granting clauses being used therein as defined in Article I hereof):

          WHEREAS, by virtue of the authority of the laws of the State of Colorado, including the County and Municipality Development Revenue Bond Act,
Section 29-3-101 et seq., Colorado Revised Statutes (the "Act"), and pursuant to the resolution referred to below, the Issuer is authorized to enter into this Indenture and to cause to be done all acts and things herein provided or required to be done, to issue revenue bonds, and to use the proceeds of such revenue bonds to facilitate the financing of the Project, as hereinafter defined; and

          WHEREAS, the Issuer has been requested by the Borrower to issue its Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc.) (the "Series 2001 Bonds"), in the aggregate principal amount of $6,500,000, and consisting of two series, the Series 2001A Bonds (the "Series 2001A Bonds") in the principal amount of $2,000,000 and the Series 2001B Bonds (the "Series 2001B Bonds") in the principal amount of $4,500,000, for the purpose of financing the acquisition, renovation, construction, installation and equipping of the Project, as hereinafter defined; and

          WHEREAS, all things necessary to make the Bonds, as hereinafter defined, when issued as provided in this Indenture, valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid lien on the properties, interests, revenues and payments herein pledged to the payment of the Bonds, have been done and performed, and the creation, execution and delivery of this Indenture, and the execution and issuance of the Series 2001 Bonds, subject to the terms hereof, have in all respects been duly authorized;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure the payment of Bond Service Charges on the Bonds according to their true intent and meaning, to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured and enforced, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein and of the purchase and acceptance of the Bonds by the Holders, and for other good and valuable consideration, the receipt of which is acknowledged, the Issuer has executed and delivered this Indenture and absolutely assigns hereby to the Trustee, and to its successors in trust, and its and their assigns, all right, title and interest of the Issuer in and to (i) the Revenues, including, without limitation, all Loan Payments and other amounts receivable by or on behalf of the Issuer under the Agreement in respect of repayment of the Loan, and (ii) the Agreement, except for the Unassigned Issuer's Rights.

               TO HAVE AND TO HOLD unto the Trustee and its successors in that trust and its and their assigns forever;

               BUT IN TRUST, NEVERTHELESS, and subject to the provisions hereof,

               (a) except as provided otherwise herein, for the equal and proportionate benefit, security and protection of all present and future Holders of the Bonds issued or to be issued under and secured by this Indenture,

               (b) for the enforcement of the payment of the principal of and interest and any premium on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture, and

               (c) to secure the performance and observance of and compliance with the covenants, agreements, obligations, terms and conditions of this Indenture,

in each case, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of the Bonds or of authorization, issuance, sale, execution, authentication, delivery or maturity thereof, or otherwise, so that each Bond and all Bonds shall have the same right, lien and privilege under this Indenture and shall be secured equally and ratably hereby, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of the actual issue, sale or disposition of the Bonds, as though upon that date all of the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that moneys drawn under the Letter of Credit shall be applied only to the payment of the purchase price of or the principal of, and interest on, the Series 2001 Bonds; and provided further, however, that

               (i) if the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity shall be paid, at the times and in the manner provided in the Bonds, or the outstanding Bonds shall have been paid and discharged in accordance with Article IX hereof, and

               (ii) if all of the covenants, agreements, obligations, terms and conditions of the Issuer under this Indenture shall have been kept, performed and observed and there shall have been paid to the Trustee, the Letter of Credit Bank, the Registrar, the Paying Agents, the Remarketing Agent and the Authenticating Agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, this Indenture and the rights assigned hereby shall cease, determine and be void, except as provided in Section 9.03 hereof with respect to the survival of certain provisions hereof; otherwise, this Indenture shall be and remain in full force and effect.

          It is declared that all Bonds issued hereunder and secured hereby are to be issued, authenticated and delivered, and that all Revenues assigned hereby are to be dealt with and disposed of as provided in this Indenture. The Issuer agrees and covenants with the Trustee and with each and all Holders, as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01. Definitions. In addition to the words and terms defined elsewhere in this Indenture, the words and terms defined in this Section shall have the meanings herein specified unless the context or use clearly indicates another or different meaning or intent. Those words and terms not expressly defined herein and used herein with initial capitalization where rules of grammar do not otherwise require capitalization, or which are otherwise defined terms under the Agreement, as hereinafter defined, shall have the meanings assigned to them in the Agreement.

          "Act" means the County and Municipality Development Revenue Bond Act,
Section 29-3-101 et seq., Colorado Revised Statutes.

          "Additional Bonds" means bonds which may be issued under Section 2.07 of this Indenture.

          "Additional Notes" means any non-negotiable promissory note or notes, in addition to the Project Notes, delivered by the Borrower to the Trustee in connection with the issuance of Additional Bonds, as provided in the Agreement.

          "Agreement" means the Loan Agreement dated as of even date with this Indenture, between the Issuer and the Borrower, and their respective successors and assigns, as amended or supplemented from time to time.

          "Alternate Letter of Credit" means an irrevocable letter or letters of credit issued by a savings and loan association or bank organized and doing business in the United States of America and acceptable to the Remarketing Agent whose long-term unsecured debt is rated no lower than "A" by S&P or Moody's Investors Service, which Alternate Letter of Credit requires such savings and loan association or bank to pay when due, to and upon request of the Trustee, the same amounts payable under the applicable initial Letter of Credit.

          "Authenticating Agent" means, with respect to any series of Bonds, the Trustee and the Registrar for such series of Bonds and any bank, trust company or other Person designated as an Authenticating Agent for such series of Bonds by or in accordance with Section 6.13 of this Indenture, each of which shall be transfer agent, registered in accordance with Section 17(A) of the Securities Exchange Act of 1934 as amended.

          "Authorized Borrower Representative" means the person designated at the time pursuant to the Agreement to act on behalf of the Borrower.

          "Beneficial Owner" means, while the Series 2001 Bonds are held in book-entry form, the beneficial ownership interests of each actual purchaser of each Series 2001 Bond.

          "Bond Counsel" means Peck Shaffer & Williams LLP or an attorney-at-law (other than an employee of the Borrower) selected by the Borrower and satisfactory to the

Trustee and the Issuer and nationally recognized as experienced in matters relating to the exclusion from gross income for federal income tax purposes of interest on bonds of states and political subdivisions.

          "Bond Fund" means the Bond Fund created in Section 5.04 hereof.

          "Bond Legislation" means (a) when used with reference to the Series 2001 Bonds, the resolution providing for their issuance and approving the Agreement, this Indenture, the Bond Purchase Agreement and related matters; (b) when used with reference to an issue of Additional Bonds, the resolution providing for the issuance of the Series 2001 Bonds, to the extent applicable, and the resolution providing for the issuance of the Additional Bonds and approving any amendment or supplement to the Agreement, any supplemental indenture and related matters; and (c) when used with reference to Bonds when Additional Bonds are outstanding, the resolution providing for the issuance of the Series 2001 Bonds and the resolution providing for the issuance of the then outstanding and the then to be issued Additional Bonds; in each case as amended or supplemented from time to time.

          "Bond Purchase Date" means the Bond Purchase Date as defined in Sections 2.05 and 2.06 hereof.

          "Bond Service Charges" means, for any period or payable at any time, the principal of, premium, if any, and interest on the Bonds for that period or payable at that time whether due at maturity or upon acceleration, purchase or redemption.

          "Bonds" means the Series 2001 Bonds and any Additional Bonds.

          "Borrower" means PECO II, Inc., an Ohio corporation, its successors and assigns.

          "Business Day" means a day of the year, other than (a) a Saturday; (b) a Sunday; (c) a day on which commercial banks located in any city in which the designated corporate trust office of the Trustee or the designated office of the Letter of Credit Bank is located are required or authorized by law to remain closed; or (d) a day on which the New York Stock Exchange is closed.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to the Code and Sections of the Code include relevant applicable regulations and proposed regulations thereunder and any successor provisions to those Sections, regulations or proposed regulations.

          "Date of Taxability" means the date as of which all or any part of the interest on any of the Series 2001A Bonds or Segregated Series 2001B Bonds is first required to be included for Federal income tax purposes in the gross income of a Holder thereof by reason of the occurrence of any circumstances on the basis of which a Determination of Taxability shall have been made.

          "Determination of Taxability" means the receipt by the Trustee of a ruling or technical advice by the Internal Revenue Service in which the Borrower has participated or a written opinion by an attorney or firm of attorneys of recognized standing on the subject of municipal bonds selected by the Trustee or a Holder and approved by the Borrower, which approval shall not be unreasonably withheld, to the effect that interest on any of the Series 2001A Bonds or Segregated Series 2001B Bonds is included in the gross income for Federal income tax purposes of a Holder (other than a Holder who is a "substantial user" of the Project or a "related person").

          "DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, and its successors and assigns.

          "DTC Participant" means banks, brokers or dealers who are participants of DTC.

          "Eligible Funds" (i) means amounts on deposit in the Bond Fund (other than funds derived from a draw on the applicable Letter of Credit) for a period of 91 days during which there shall not have occurred the filing of a voluntary or involuntary petition in bankruptcy under the United States Bankruptcy Code, or the commencement of a proceeding under any other applicable laws concerning insolvency, reorganization or bankruptcy, by or against the Borrower or the Issuer or (ii) any other funds that, in the opinion of bankruptcy counsel acceptable to the Trustee and the Letter of Credit Bank, are not subject to avoidance under insolvency or bankruptcy laws.

          "Eligible Investments" means:

          (i)    Government Obligations;

          (ii) Federal Home Loan Mortgage Corporation (FHLMC) and Farm Credit Banks (Federal Land Banks, Federal Intermediate Credit Banks and Banks for Cooperatives) participation certificates and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

          (iii) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations which bear interest at a fixed rate and are fully amortizing;

          (iv) Student Loan Marketing Association (Sallie Mae) letter of credit backed issues and senior debt obligations;

          (v) Federal funds, certificates of deposit, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank (including the Trustee and the Letter of Credit Bank, and their affiliates), the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) have been rated "AA" or "A-1" or its equivalent by either Rating Service at the time of purchase;

          (vi) commercial paper (having original maturities of not more than 365 days) rated "A-1" or its equivalent by either Rating Service at the time of purchase;

          (vii) obligations rated "AA" or "A-1" or its equivalent by either Rating Service, or unrated general obligations of any Person which has outstanding other unsecured, uninsured and unguaranteed obligations which are so rated by either Rating Service at the time of purchase;

          (viii) repurchase agreements with any institution the unsecured, uninsured and unguaranteed debt obligations of which (or, in the case of a bank subsidiary in a bank holding company, debt obligations of the bank holding company) are rated "AA" or its equivalent by either Rating Service at the time of purchase;

          (ix) tax-exempt obligations of any state of the United States of America or any political subdivision or other instrumentality of any such state and such obligations are rated in either of the two highest rating categories (i.e., "AA" or higher) of either Rating Service at the time of purchase and are not "specified private activity bonds" as defined in Section 57(a)(5)(C) of the Code;

          (x) tax-exempt money market funds which are "qualified regulated investment companies" within the meaning of IRS Notice 87-22, and which meet the other requirements of IRS Notice 87-22 and any subsequent regulations necessary to exempt investments in such funds from the definition of "investment property" under Section 148 of the Code whose assets are solely invested in obligations rated in either of the two highest rating categories by either Rating Service at the time of purchase;

          (xi) money market funds the assets of which are obligations of or guaranteed by the United States of America, or repurchase agreements which are fully collateralized by such obligations, and which funds are rated "Am" or "Am-G" or higher by S&P at the time of purchase;

          (xii) investment in money market mutual funds (including without limitation those of the Trustee and its affiliates) provided that such funds are invested solely in obligations or securities otherwise constituting Eligible Investments; and

          (xiii)  obligations approved in writing by the Letter of Credit Bank;

provided, however, that "Eligible Investments" with respect to any proceeds resulting from a draw under the Letter of Credit shall mean only cash or Government Obligations maturing as needed to pay principal of and interest on the Series 2001 Bonds on a timely basis, and in no event more than thirty days after purchase. In addition, moneys in the Remarketing Reimbursement Fund may be invested only in Government Obligations which mature no later than the Bond Purchase Date next following the date of such investment.

          "Event of Default" means an Event of Default hereunder.

          "Executive" means any member of the Board of County Commissioners of the Issuer.

          "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses properly incurred by the Trustee under this Indenture, other than Ordinary Services and Ordinary Expenses. Services rendered and expenses incurred by the Trustee which are directly related to an Event of Default shall be considered Extraordinary Services and Extraordinary Expenses.

          "Five Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of five years commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Five Year Interest Rate for whatever reason, or the Five Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the Five Year Interest Rate exceed 12% per annum.

          "Fixed Interest Rate" means the fixed rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Period Reset Date, to be the interest rate necessary in the judgment of the Remarketing Agent (taking into consideration current transactions in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or Series 2001B Bonds, as applicable, on the Interest Rate Determination Date; provided that in no event shall the Fixed Interest Rate exceed 12% per annum.

          "Fixed Interest Rate Commencement Date" means the Interest Payment Date from and after which the Series 2001A Bonds or Series 2001B Bonds, as applicable, shall bear interest at the Fixed Interest Rate, as that date shall be established as provided in Section 2.03 hereof.

          "Government Obligations" means obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States.

          "Holder" or "Holder of a Bond" or "Bondholder" means the Person in whose name a Bond is registered on the Register.

          "Indenture" means this Trust Indenture, as amended or supplemented from time to time.

          "Interest Payment Date" means, as to the Series 2001 Bonds, each date set forth as such in each form of Series 2001 Bond contained in this Indenture, commencing the first Business Day of September, 2001 and as to Additional Bonds, each date designated as an Interest Payment Date in the form of Bond for which provision is made in the applicable Supplemental Indenture or Bond Legislation.

          "Interest Period" means, initially, the period from and including the date of initial delivery of the Series 2001 Bonds to and including August 15, 2001, and thereafter each period from and including the most recent Interest Payment Date to and including the day next preceding the next succeeding Interest Payment Date.

          "Interest Period Reset Date" means the Interest Rate Adjustment Date on which the interest rate on the Series 2001A Bonds or Series 2001B Bonds, as applicable, converts from the Interest Rate Mode applicable to such Series 2001 Bonds prior to such date to a new Interest Rate Mode. An Interest Period Reset Date shall be the first day of a month unless the interest rate on such Series 2001 Bonds is converting to the Weekly Interest Rate, in which case the Interest Period Reset Date shall be the first Thursday of the month.

          "Interest Rate Adjustment Date" means any date on which the interest rate on the Series 2001A Bonds or Series 2001B Bonds, as applicable, is adjusted, either as the result of the conversion of the interest rate on such Series 2001 Bonds to a different Interest Rate Mode, or by adjustment of the interest rate on such Series 2001 Bonds within an applicable Interest Rate Mode. An Interest Rate Adjustment Date shall be the first day of a month unless such Series 2001 Bonds bear interest at the Weekly Interest Rate, in which case the Interest Rate Adjustment Date shall be Thursday of each week.

          "Interest Rate Determination Date" means (i) with respect to the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate, the Seven Year Interest Rate and the Fixed Interest Rate, the twelfth Business Day preceding an Interest Rate Adjustment Date, and
(ii) with respect to the Weekly Interest Rate, not later than 11:00 a.m. according to local time at the designated corporate trust office of the Trustee on Wednesday of each week, or the next preceding Business Day if such Wednesday is not a Business Day.

          "Interest Rate for Advances" means, for the first thirty (30) days such rate shall be applicable, a rate per annum equal to the Prime Rate, and thereafter, a rate per annum which is equal to two percent (2%) plus the Prime Rate.

          "Interest Rate Mode" means any of those modes of interest with respect to the Series 2001 Bonds permitted by this Indenture, specifically, the Weekly Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate, the Seven Year Interest Rate and the Fixed Interest Rate.

          "Interest Rate Period" means that period of time during which the interest rate with respect to the Series 2001A Bonds or Series 2001B Bonds, as applicable, has been determined by the Remarketing Agent, commencing on the applicable Interest Rate Adjustment

Date, and terminating on the day immediately preceding the following Interest Rate Adjustment Date.

          "Issuer" means the County of Arapahoe, Colorado, a county and political subdivision organized and existing under the Constitution and laws of the State of Colorado.

          "Issuing Authority" means the Board of County Commissioners of the County of Arapahoe, Colorado.

          "Letters of Credit" means (A) the irrevocable letters of credit designated herein as the "Series 2001A Letter of Credit" and the "Series 2001B Letter of Credit," to be issued by the Letter of Credit Bank and delivered to the Trustee on the same date as the delivery of the Series 2001 Bonds to the Original Purchasers thereof, and are irrevocable obligations to make payments to the Trustee of up to the amounts therein specified with respect to (a) the principal amount of the outstanding Series 2001A Bonds or Series 2001B Bonds, as applicable, to enable the Trustee to pay (i) the principal amount of such Series 2001 Bonds when due at maturity or upon redemption or acceleration on the occurrence of an Event of Default, and (ii) an amount equal to the purchase price of any such Series 2001 Bonds tendered for purchase by the holders thereof, plus (b) the amount of interest due on such Series 2001 Bonds, but not to exceed 45 days' maximum accrued interest to enable the Trustee to pay interest on such Series 2001 Bonds, as the same may be transferred, reissued, extended or replaced in accordance with this Indenture and the applicable Letter of Credit, and (B) upon the issuance and effectiveness thereof, any Alternate Letter of Credit.

          "Letter of Credit Agreement" means the Reimbursement Agreement, dated as of even date with this Indenture between the Letter of Credit Bank and the Borrower, as amended or supplemented from time to time.

          "Letter of Credit Bank" means The Huntington National Bank, a national banking association organized and existing under the laws of the United States of America, with its designated office in Columbus, Ohio, and its successors and assigns. Upon issuance and effectiveness of any Alternate Letters of Credit, "Letter of Credit Bank" shall mean the issuer thereof and its successors and assigns.

          "Letter of Credit Termination Date" means the respective expiration dates of the Letters of Credit or any Alternate Letter of Credit.

          "Letter of Representations" means the Letter of Representations dated on or before the date of initial delivery of the Series 2001 Bonds, from the Issuer and the Trustee to DTC with respect to obligations of the Issuer such as the Series 2001 Bonds, which shall be the binding obligation of the Issuer and the Trustee.

          "Loan" means the loan by the Issuer to the Borrower of the proceeds received from the sale of the Bonds.

          "Loan Payments" means the amounts required to be paid by the Borrower in repayment of the Loan pursuant to the provisions of the Notes and Section 4.1 of the Agreement.

          "Notes" means the Project Notes and any Additional Notes.

          "One Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of one year commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Year Interest Rate for whatever reason, or the One Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the One Year Interest Rate exceed 12% per annum.

          "Ordinary Services" and "Ordinary Expenses" means those services normally rendered, and those expenses normally incurred, by a trustee under instruments similar to this Indenture.

          "Original Purchasers" means, as to the Series 2001 Bonds, Huntington Capital Corp., and as to Additional Bonds, the Person or Persons who are the Beneficial Owners at the time such Additional Bonds are initially issued and delivered.

          "Outstanding Bonds," "Bond outstanding" or "Bonds outstanding" mean, as of the applicable date, all Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, except:

          (a) Bonds cancelled upon surrender, exchange or transfer, or cancelled because of payment or redemption on or prior to that date;

          (b) Bonds, or the portion thereof, for the payment, redemption or purchase for cancellation of which sufficient money has been deposited and credited with the Trustee or any Paying Agents pursuant to this Indenture on or prior to that date for that purpose (whether upon or prior to the maturity or redemption date of those Bonds); provided, that if any of those Bonds are to be redeemed prior to their maturity, notice of that redemption shall have been given or arrangements satisfactory to the Trustee shall have been made for giving notice of that redemption, or waiver by the affected Holders of that notice satisfactory in form to the Trustee shall have been filed with the Trustee;

          (c) Bonds, or the portion thereof, which are deemed to have been paid and discharged or caused to have been paid and discharged pursuant to the provisions of this Indenture; and

          (d)  Bonds in lieu of which others have been authenticated under
Section 3.07 of this Indenture;

provided that, for purposes of voting or giving any consent, any Bond owned by the Borrower or pledged to the Letter of Credit Bank shall not be deemed to be outstanding hereunder.

          "Paying Agent" means any bank or trust company designated as a Paying Agent by or in accordance with Section 6.12 of this Indenture.

          "Person" or words importing persons mean firms, associations, partnerships (including without limitation, general and limited partnerships), joint ventures, societies, estates, trusts, corporations, limited liability companies, public or governmental bodies, other legal entities and natural persons.

          "Plans and Specifications" means Plans and Specifications as defined in the Agreement.

          "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by the particular Bond. For the purposes of this definition, any Bond authenticated and delivered under Section 3.07 of this Indenture in lieu of a lost, stolen or destroyed Bond shall, except as otherwise provided in Section 3.07, be deemed to evidence the same debt as the lost, stolen or destroyed Bond.

          "Prime Rate" means the interest rate per annum established by The Huntington National Bank from time to time as such bank's prime commercial rate based on its consideration of economic, money market, business and competitive factors, and is not necessarily such bank's most favored rate. Subject to any minimum or maximum rate limitations specified by applicable law, the Prime Rate will automatically and immediately change from time to time effective as of the effective date of each such change in the prime commercial rate of such bank.

          "Project" means the real, personal or real and personal property, including undivided interests or other interests therein, identified in Exhibit A attached hereto as a part hereof, or acquired, constructed or installed as a replacement or substitution therefor or an addition thereto, or as may result from any revision thereof in accordance with the provisions of the Agreement.

          "Project Facilities" means the Project and the Project Site.

          "Project Fund" means the Project Fund created in Section 5.01 hereof.

          "Project Note" means, collectively, the promissory notes of the Borrower, designated "Series 2001A Note" and "Series 2001B Note," each dated as of even date of the initial issuance and delivery of the Series 2001 Bonds, in the form attached to the Agreement as Exhibit C and in the principal amount of $2,000,000 and $4,500,000, respectively, evidencing the obligations of the Borrower to make Loan Payments.

          "Project Site" means the real estate and interests in real estate constituting the site of the Project, as described in Exhibit B attached hereto as a part hereof.

          "Purchase Agreement" means, as to the Series 2001 Bonds, the Bond Purchase Agreement dated as of or after the date of the Bond Legislation for the Series 2001 Bonds but no later than the date of initial delivery of the Series 2001 Bonds, among the Issuer, the Underwriter, the Letter of Credit Bank and the Borrower, and as to any Additional Bonds, the Bond Purchase Agreement as defined in the Bond Legislation or supplemental indenture providing for the issuance of the Additional Bonds.

          "Rebate Fund" means the Rebate Fund created in the Tax Regulatory Agreement.

          "Register" means the books kept and maintained by the Registrar for registration and transfer of Series 2001 Bonds pursuant to Section 3.06 hereof.

          "Registrar" means, as to the Series 2001 Bonds, The Huntington National Bank, until a successor Registrar shall have become such pursuant to applicable provisions of this Indenture; each Registrar shall be a transfer agent registered in accordance with Section 17(A)(c) of the Securities Exchange Act of 1934, as amended.

          "Regular Record Date" means, with respect to any Series 2001 Bond, the Business Day immediately preceding an Interest Payment Date applicable to that Series 2001 Bond.

          "Remarketing Agent" means, initially, Huntington Capital Corp., and any Person meeting the qualifications of Section 6.17 hereof and designated from time to time to act as Remarketing Agent under Section 6.17 hereof.

          "Revenues" means any receipts received by the Issuer in connection with the Agreement, including (a) the Loan Payments, (b) all moneys and investments in the Bond Fund, including without limitation moneys received by the Trustee under or pursuant to the Letter of Credit, (c) any moneys and investments in the Project Fund, and (d) all income and profit from the investment of the foregoing moneys.

          "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, and its successors and assigns.

          "Security Documents" means those certain mortgages, deeds of trust, security agreements, credit agreements, loan agreements, pledge agreements, guaranties, no pledge agreements or financing statements, dated as of or prior to the Indenture, relating to the Project and the Letter of Credit Agreement, between the Borrower, as debtor, and the Letter of Credit Bank, as the secured party, as amended or supplemented from time to time.

          "Segregated Series 2001B Bonds" means Series 2001B Bonds which have been subject to a Tax Exempt Conversion.

          "Series 2001 Bonds" means the $6,500,000 Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project) of the Issuer, consisting of the Series 2001A Bonds in the principal amount of $2,000,000 and the Series 2001B Bonds in the principal amount of $4,500,000, authorized in the Bond Legislation and Section 2.02 hereof.

          "Seven Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of seven years commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or the Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed or the Remarketing Agent has failed to determine the Seven Year Interest Rate for whatever reason, or the Seven Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the Seven Year Interest Rate exceed 12% per annum.

          "Six Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of six months commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or the Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Six Month Interest Rate for whatever reason, or the Six Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the Six Month Interest Rate exceed 12% per annum.

          "Special Record Date" means, with respect to any Series 2001 Bond, the date established by the Trustee in connection with the payment of overdue interest on that Series 2001 Bond pursuant to Section 3.05 hereof.

          "State" means the State of Colorado.

          "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Issuer and the Trustee in accordance with
Article VIII hereof.

          "Tax Exempt Conversion" means a conversion pursuant to Section 2.08 hereof of all or a designated portion of Series 2001B Bonds, the interest on which is included in gross income for Federal income tax purposes under the Code, to Series 2001B Bonds, the interest on which is excludible from gross income for Federal income tax purposes under the Code.

          "Tax Exempt Conversion Date" means the date as of which, pursuant to
Section 2.08 hereof, Series 2001B Bonds, the interest on which is included in gross income for Federal income tax purposes under the Code, are converted to Series 2001B Bonds, the interest on which is excludible from gross income for Federal income tax purposes under the Code.

          "Tax Regulatory Agreement" means the Tax Regulatory Agreements among the Borrower, the Issuer and the Trustee, pertaining to the Series 2001A Bonds and the Series 2001B Bonds, as the same may now or hereafter be entered into and as subsequently amended or supplemented from time to time.

          "Three Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of three months commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Three Month Interest Rate for whatever reason, or the Three Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the Three Month Interest Rate exceed 12% per annum.

          "Trustee" means the Trustee at the time acting as such under the Indenture, initially The Huntington National Bank, and any successor Trustee as determined or designated under or pursuant to the Indenture.

          "Unassigned Issuer's Rights" means the Unassigned Issuer's Rights as defined in the Agreement.

          "Underwriter" means Huntington Capital Corp.

          "Weekly Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of one week commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001A Bonds or Series 2001B Bonds, as applicable, on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Weekly Interest Rate for whatever reason, or the Weekly Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to such Series 2001 Bonds, without adjustment; provided that in no event shall the Weekly Interest Rate exceed 12% per annum.

          SECTION 1.02. Interpretation. Any reference herein to the Issuer or to any officer thereof includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions.

          Any reference to a section or provision of the Constitution of the State or the Act, or to a section, provision or chapter of the Colorado Revised Statutes, or to any statute of the United States of America, includes that section, provision or chapter as amended, modified, revised, supplemented or superseded from time to time; provided, that no amendment, modification, revision, supplement or superseding section, provision or chapter shall be applicable solely by reason of this paragraph, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Holders, the Trustee, the Registrar, Paying Agents, Authenticating Agents, the Letter of Credit Bank, the Remarketing Agent, or the Borrower under this Indenture, the Bond Legislation, the Bonds, the Agreement, the Letters of Credit, the Letter of Credit Agreement, the Purchase Agreement or any other instrument or document entered into in connection with any of the foregoing, including without limitation, any alteration of the obligation to pay Bond Service Charges in the amount and manner, at the times, and from the sources provided in the Bond Legislation and this Indenture, except as permitted herein.

          Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof," "hereby," "herein," "hereto," "hereunder," "hereinafter" and similar terms refer to this Indenture. Words of any gender include the correlative words of the other genders, unless the sense indicates otherwise.

          SECTION 1.03. Captions and Headings. The captions and headings in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.

                              (End of Article I)

                                  ARTICLE II

                 AUTHORIZATION AND TERMS OF SERIES 2001 BONDS;
                                ADDITIONAL BONDS


          SECTION 2.01. Authorized Amount of Bonds. No Bonds may be issued under this Indenture except in accordance with this Article. The total authorized principal amount of Series 2001 Bonds which shall be issued under the provisions of this Indenture is $6,500,000. The Issuer may issue, sell and deliver one or more series of Additional Bonds for the purposes, upon satisfaction of the conditions and in the manner provided herein.

          SECTION 2.02. Issuance of Series 2001 Bonds. The Issuer shall issue, sell and deliver $6,500,000 principal amount of Series 2001 Bonds in order, together with other funds to be provided by the Borrower, to acquire, construct, equip and install the Project. The Series 2001 Bonds shall be designated "County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project)"; shall be issuable, unless a supplemental indenture shall have been executed and delivered pursuant to
Section 8.02(g) hereof, only in fully registered form, substantially as set forth in Exhibit C to this Indenture and shall be in the denominations of $100,000 and any integral multiple of $5,000 in excess thereof. The Series 2001 Bonds shall be issued initially in two series consisting of (i) Series 2001A Bonds, designated as "County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001A (PECO II, Inc. Project), in the principal amount of $2,000,000, and lettered "AR" and numbered from "1" upward, unless otherwise determined by the Trustee, in order to distinguish each Series 2001A Bond from any other Series 2001A Bond, and (ii) Series 2001B Bonds, designated as "County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001B (PECO II, Inc. Project)," in the principal amount of $4,500,000, and lettered "BR" and numbered from "1" upward, unless otherwise determined by the Trustee, in order to distinguish each Series 2001B Bond from any other Series 2001B Bond. In the event that a portion but not all of the Series 2001B Bonds are subject to a Tax Exempt Conversion, the Trustee may determine to letter and number Series 2001B Bonds in such manner as shall be required to distinguish Segregated Series 2001B Bonds from Series 2001B Bonds which have not been subject to a Tax Exempt Conversion.

          The Series 2001 Bonds shall be issued initially in global book-entry form registered in the name of CEDE & Co., as nominee for DTC; shall be dated initially as of the date of their delivery; and shall be issued initially in minimum denominations of $250,000. Upon any exchange or transfer and surrender of any Series 2001 Bond in accordance with the provisions hereof, the Issuer shall execute and the Trustee shall authenticate and deliver one or more new Series 2001 Bonds of the same series in exchange therefor as provided herein. Any such new Series 2001 Bond shall be dated as of the date of its authentication.

          SECTION 2.03. Maturity and Interest. The Series 2001A Bonds shall mature on August 1, 2021; the Series 2001B Bonds shall mature August 1, 2017; the Series 2001 Bonds shall be subject to optional and mandatory redemption as set forth herein; and the Series

2001 Bonds shall bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from their respective dates, payable on each Interest Payment Date. The Series 2001 Bonds will have interest payable monthly on the first Business Day of each month, commencing September, 2001, and will bear interest at the rates of interest as determined in the manner described below.

          From the date of initial delivery of the Series 2001A Bonds and Series 2001B Bonds through August 15, 2001 the interest rates on those Series 2001 Bonds shall be those rates per annum not to exceed 12% per annum, as shall be fixed by the Underwriter as of the initial delivery of the Series 2001 Bonds. Thereafter, except as provided in this Section 2.03, for each succeeding weekly period the interest rate on the Series 2001A Bonds, Segregated Series 2001B Bonds or the remaining Series 2001B Bonds, as applicable, shall be the Weekly Interest Rate for such weekly period as established on the Interest Rate Determination Date immediately preceding the commencement of such weekly period.

          On October 1, 2001 and on any Interest Period Reset Date thereafter, the interest rate on the Series 2001A Bonds, Segregated Series 2001B Bonds or the remaining Series 2001B Bonds, as applicable, may be converted to a different Interest Rate Mode upon receipt by the Trustee and the Remarketing Agent of a direction from the Borrower, with the prior written consent of the Letter of Credit Bank, not less than 45 days prior to such Interest Period Reset Date, to convert the interest rate on such Series 2001 Bonds to an Interest Rate Mode other than the Interest Rate Mode then in effect for such Bonds. Such direction to convert the interest rate on such Series 2001 Bonds to a different Interest Rate Mode shall be accompanied by (a) evidence satisfactory to the Trustee that the applicable Letter of Credit Termination Date is no earlier than the date which is at least 15 days beyond the end of the Interest Rate Period to commence on the applicable Interest Period Reset Date and (b) with respect to Series 2001A Bonds and Segregated Series 2001B Bonds, an opinion of Bond Counsel delivered to the Issuer, the Trustee, the Letter of Credit Bank and the Remarketing Agent, stating that such conversion to the specified Interest Rate Mode will not adversely affect the excludability of the interest on such Series 2001 Bonds from gross income for federal income tax purposes.

          On each Interest Rate Determination Date, the Remarketing Agent shall give the Trustee, the Borrower and the Letter of Credit Bank telephonic notice (immediately followed in writing) of the interest rate to be borne by each series of the Series 2001 Bonds for the following Interest Rate Period; provided that if the interest rate is determined pursuant to clause (b) of the definition of the applicable Interest Rate Mode, on the Interest Rate Determination Date, the Trustee shall give notice to the Borrower and the Letter of Credit Bank as above provided. On any Interest Rate Determination Date, the Remarketing Agent (or the Trustee if the interest rate is determined pursuant to such clause (b)) shall make the new interest rate available by telephone to the Holders of the Series 2001 Bonds upon their request.

          If (i) the interest rate on any Series 2001 Bonds is converted to a different Interest Rate Mode, at least 30 days prior to an Interest Period Reset Date, (ii) or any Series 2001B Bonds shall be subject to a Tax Exempt Conversion, at least 30 days prior to the Tax Exempt Conversion Date, then the Trustee shall notify the Holders of all such affected outstanding Series 2001 Bonds by telephone (to the extent the Trustee has been provided current telephone information by the Holders), immediately confirmed by first class mail, that upon such date, such Series 2001 Bonds shall be converted to a different Interest Rate Mode, which Interest Rate Mode shall be specified, or are subject to a Tax Exempt Conversion, as applicable, and that all such Series 2001 Bonds shall be subject to a mandatory tender pursuant to Section 2.06.A. hereof, subject however in the case of an Interest Rate Mode conversion to the right of Holders to affirmatively elect to retain their Series 2001 Bonds.

          With respect to Series 2001B Bonds which are not Segregated Series 2001B Bonds and while such Series 2001B Bonds bear interest at the Weekly Interest Rate, interest shall be calculated on the basis of a 360-day year for the number of days actually elapsed; while Segregated Series 2001B Bonds bear interest at the Weekly Interest Rate, interest on Segregated Series 2001B Bonds shall be calculated on the basis of a 365-day or 366-day year, as applicable, for the number of days actually elapsed; otherwise interest on Series 2001B Bonds shall be calculated on the basis of a 360-day year and twelve 30-day months.

          With respect to Series 2001A Bonds, while such Series 2001A Bonds bear interest at the Weekly Interest Rate, interest shall be calculated on the basis of a 365-day or 366-day year, as applicable, for the number of days actually elapsed; otherwise interest on Series 2001A Bonds shall be calculated on the basis of a 360-day year and twelve 30-day months.

          Any calculation of the interest rate to be borne by the Series 2001 Bonds shall be rounded to the nearest one-hundredth of one percent (0.01%). The computation of the interest rate on the Series 2001 Bonds by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the Holders of the Series 2001 Bonds.

          SECTION 2.04. Delivery of the Series 2001 Bonds. Upon the execution and delivery of this Indenture, and satisfaction of the conditions established by the Issuer and in the Purchase Agreement for delivery of the Series 2001 Bonds, the Issuer shall execute the Series 2001 Bonds and deliver them to the Trustee. Thereupon, the Trustee shall authenticate the Series 2001 Bonds and deliver them to, or on the order of, the Original Purchasers thereof, as directed by the Issuer in accordance with this Section 2.0 4.

          Before the Trustee delivers any Series 2001 Bonds, the Trustee shall have received a request and authorization to the Trustee on behalf of the Issuer, signed by the Executive of the Issuer, to authenticate and deliver the Series 2001 Bonds to, or on the order of, the Original Purchasers upon payment to the Trustee of the amount specified therein, which amount shall be deposited as provided in Sections 5.01 and 5.04 hereof.

          SECTION 2.05. Bondholders' Tender Options.

          A.1.  Tender Option While Series 2001 Bonds Bear Interest in an
                ---------------------------------------------------------
Interest Rate Mode Other Than the Weekly Interest Rate.  While Series 2001 Bonds
------------------------------------------------------
bear interest at the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Seven Year Interest Rate, on each Interest Rate Adjustment Date, through and including the Interest Rate Adjustment Date next preceding the Letter of Credit Termination Date (each a "Bond Purchase Date"), each Holder thereof shall have the option to tender for purchase, at 100% of the principal amount thereof plus accrued interest to the Bond Purchase Date, all of the Series 2001 Bonds (so long as such Series 2001 Bonds have not previously been selected for redemption) owned by such Holder, or, if such Holder owns more than $100,000 of such Series 2001 Bonds, such lesser principal amount thereof in the minimum amount of $100,000 and any integral multiple of $5,000 in excess thereof as such Holder may specify in accordance with the terms, conditions and limitations hereinafter set forth, so long as such Holder, following the Bond Purchase Date, retains Series 2001 Bonds in a series in the minimum amount of $100,000. The purchase price for each such Series 2001 Bond shall be payable in lawful money of the United States of America, shall equal the principal amount, or such portion thereof, to be purchased plus accrued interest, and shall be paid in full on the applicable Bond Purchase Date.

          A.2.  Tender Option While Series 2001 Bonds Bear Interest at the
                ----------------------------------------------------------
Weekly Interest Rate.  While Series 2001 Bonds bear interest at the Weekly
--------------------
Interest Rate, each Holder thereof has the option to tender for purchase, at 100% of the principal amount thereof plus accrued interest to the purchase date (a "Bond Purchase Date"), all of the Series 2001 Bonds (so long as such Series 2001 Bonds have not previously been selected for redemption) owned by such Holder, or, if such Holder owns more than $100,000 of such Series 2001 Bonds, such lesser principal amount in the minimum amount of $100,000 and any integral multiple of $5,000 in excess thereof as such Holder may specify in accordance with the terms, conditions and limitations hereafter set forth, so long as such Holder, following the Bond Purchase Date, retains Series 2001 Bonds in a series in the minimum amount of $100,000. The purchase price for each such Series 2001 Bond shall be payable in lawful money of the United States of America shall equal the principal amount, or such portion thereof, to be purchased, plus accrued interest to the purchase date and shall be paid in full on the applicable Bond Purchase Date.

          B.1. To exercise the option granted in Section 2.05.A.1. hereof, the Holder shall (1) no later than 11:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the eighth Business Day prior to the Bond Purchase Date, give notice to the Trustee by telephone, telegraph, telecopier, facsimile or in writing, which states (i) the name and address of the Holder, (ii) the principal amount and series of the Series 2001 Bonds to be purchased, and (iii) that the Series 2001 Bonds are to be purchased on such Bond Purchase Date pursuant to the terms hereof, and (2) no later than 11:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the fifth Business Day preceding such Bond Purchase Date, deliver to the designated corporate trust office of the Trustee the Series 2001 Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell, the form of which shall be printed on the Series 2001 Bonds. Upon delivery of Series 2001 Bonds or portions of Series 2001 Bonds to the Trustee pursuant to this paragraph with properly completed Instructions to Sell attached, the Holder's tender of such Series 2001 Bonds or portions thereof shall be irrevocable. The Trustee shall determine whether Instructions to Sell have been properly submitted, and its determination shall be binding; provided that, if the Instructions to Sell are not properly submitted, the Series 2001 Bonds delivered shall not be deemed to have been tendered and the Trustee shall return the Series 2001 Bonds to the Holder which tendered such Series 2001 Bonds with improperly completed Instructions to Sell and shall have no other obligation in connection with such improper tender. If less than all of a Series 2001 Bond so delivered is to be purchased, the Trustee shall, at the cost of the Holder, pursuant to the Indenture, authenticate one or more Series 2001 Bonds of the same series in exchange therefor, registered in the name of such Holder, having the aggregate principal amount being retained by such registered Holder, and shall deliver such authenticated Series 2001 Bond or Series 2001 Bonds to such Holder.

          B.2. To exercise the option granted in Section 2.05.A.2. hereof, the Holder shall (1) give notice to the Trustee by telephone, telegraph, telecopier, facsimile or in writing, which states (i) the name and address of the Holder,
(ii) the principal amount and series of the Series 2001 Bonds to be purchased, and (iii) the date on which such Series 2001 Bonds are to be purchased, which Bond Purchase Date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice to the Trustee and, if the interest rate on such series of the Series 2001 Bonds is to be converted from the Weekly Interest Rate to a new Interest Rate Mode, is a date prior to the Interest Rate Adjustment Date with respect to the new Interest Rate Mode, and
(2) no later than 10:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the Business Day immediately preceding the applicable Bond Purchase Date, deliver to the designated corporate trust office of the Trustee the Series 2001 Bonds to be purchased in proper form, accompanied by fully completed and executed Instructions to Sell, the form of which shall be printed on the Series 2001 Bonds. Upon delivery of Series 2001 Bonds or portions of Series 2001 Bonds to the Trustee pursuant to this paragraph with properly completed Instructions to Sell attached, the Holder's tender of such Bonds or portions thereof shall be irrevocable. The Trustee shall determine whether Instructions to Sell have been properly submitted and its determination shall be binding; provided that, if the Instructions to Sell are not properly submitted, the Series 2001 Bonds delivered shall not be deemed to have been tendered and the Trustee shall return the Series 2001 Bonds to the Holder which tendered such Series 2001 Bonds with improperly completed Instructions to Sell and shall have no other obligation in connection with such improper tender. If less than all of a Series 2001 Bond so delivered is to be purchased, the Trustee shall, at the cost of the Holder, pursuant to this Indenture authenticate one or more Series 2001 Bonds of the same series in exchange therefor, registered in the name of such holder, having the aggregate principal amount being retained by such registered Holder, and shall deliver such authenticated Series 2001 Bond or Series 2001 Bonds to such Holder.

          C. The options granted in this Section 2.05 are subject to the additional condition that if the Series 2001 Bonds have been accelerated pursuant to Section 7.03 hereof, then the Bond Purchase Date shall be deemed to be the date on which the Series 2001 Bonds are to be retired from Eligible Funds or Letter of Credit proceeds pursuant to such acceleration, and the ability to tender Series 2001 Bonds granted in this Section 2.05 shall not otherwise be affected or impaired by such acceleration of the Series 2001 Bonds.

          D. While tendered Series 2001 Bonds are in the custody of the Trustee pending purchase pursuant hereto, the tendering Holders thereof shall be deemed the owners thereof for all purposes, and interest accruing on tendered Series 2001 Bonds through the applicable Bond Purchase Date is to be paid from the Bond Fund as if such Bonds had not been tendered for purchase.

          E. Series 2001 Bonds tendered and purchased pursuant hereto shall continue to be outstanding for all purposes hereunder, and such Series 2001 Bonds may be retained or sold by any subsequent purchaser thereof.

          SECTION 2.06. Mandatory Tender.

          A.  Mandatory Tender Upon Interest Rate Mode Conversion or Tax Exempt
              -----------------------------------------------------------------
Conversion.  If at any time the Issuer shall convert the interest rate on the
----------
Series 2001A Bonds or Series 2001B Bonds, as applicable, to a different Interest Rate Mode in accordance with the provisions of Section 2.03 hereof, then on the date upon which such conversion is effective (a "Bond Purchase Date"), all Series 2001 Bonds of that series shall be subject to mandatory tender by the Holders thereof for purchase at a price of 100% of the principal amount thereof plus accrued interest to the Bond Purchase Date. Notwithstanding such mandatory tender, any Holder may elect to retain his Series 2001 Bond by delivering to the Trustee a written notice no less than ten Business Days prior to such Bond Purchase Date which notice shall state that (a) such Holder acknowledges that his Series 2001 Bonds are being converted to bear interest at the applicable Interest Rate Mode, (b) unless the interest rate on such Series 2001 Bonds is being converted to the Weekly Interest Rate, such Holder acknowledges that the next Bond Purchase Date upon which such Series 2001 Bonds may be tendered for purchase is the next Interest Rate Adjustment Date or, if such Series 2001 Bonds are being converted to the Fixed Interest Rate, that such Series 2001 Bonds may no longer be tendered for purchase, and (c) such Holder affirmatively elects to hold his Series 2001 Bonds and receive interest at the applicable rate.

          B. If at any time Series 2001B Bonds shall be subject to a Tax Exempt Conversion pursuant to Section 2.08 hereof, then on the Tax Exempt Conversion Date (a "Bond Purchase Date"), all Series 2001B Bonds which are subject to such Tax Exempt Conversion shall be subject to mandatory tender by the Holders thereof for purchase at a price of 100% of the principal amount thereof plus accrued interest to the Bond Purchase Date. Such Holders may not elect to retain such Series 2001B Bonds.

          C.   Mandatory Tender Upon Delivery of Alternate Letter of Credit.  If
               ------------------------------------------------------------
at any time the Borrower shall provide for the delivery to the Trustee of an Alternate Letter of Credit in accordance with the provisions of Section 5.09 hereof, then on the date upon which the term of such Alternate Letter of Credit commences (the "Replacement Date" and a "Bond Purchase Date"), all Series 2001 Bonds secured by such Alternate Letter of Credit shall be subject to mandatory tender by the Holders thereof for purchase at a price of 100% of the principal amount thereof plus accrued interest to the Bond Purchase Date. Notwithstanding such mandatory tender, any Holder may elect to retain his Series 2001 Bond by delivering to the Trustee a written notice no less than ten Business Days prior to such Bond Purchase Date which notice shall state that (a) such Holder acknowledges that an Alternate Letter of Credit is being delivered to the Trustee and the applicable Letter of Credit will be replaced by such Alternate Letter of Credit, and (b) such Holder affirmatively elects to hold his Series 2001 Bonds.

          D.   Bonds Deemed Tendered.  Series 2001 Bonds which are subject to
               ---------------------
mandatory tender without a right to retain or with respect to which the Trustee shall not have received the election required by the preceding paragraphs A. or
B. shall be deemed to have been
tendered for purposes of this Section 2.06 whether or not the Holders thereof shall have delivered such Series 2001 Bonds to the Trustee, and subject to the right of the Holders of such Series 2001 Bonds to receive the purchase price of such Series 2001 Bonds pursuant to a draw on the applicable Letter of Credit and to receive interest accrued thereon to the date of tender thereof, such Series 2001 Bonds shall be null and void and the Trustee shall authenticate and deliver new Series 2001 Bonds in replacement thereof pursuant to the remarketing of such Series 2001 Bonds or the pledge of such Series 2001 Bonds to the Letter of Credit Bank in lieu of remarketing such Series 2001 Bonds.

          SECTION 2.07. Issuance and Delivery of Additional Bonds. At the request of the Borrower, the Issuer may issue Additional Bonds from time to time for any purpose permitted by the Act.

          Any Additional Bonds shall be on a parity with the Series 2001 Bonds and any Additional Bonds theretofore or thereafter issued and outstanding as to the assignment to the Trustee of the Issuer's right, title and interest in the Revenues to provide for payment of Bond Service Charges on the Bonds, except with respect to any moneys drawn by the Trustee under the Letter of Credit, which moneys shall be pledged to and used only for the payment of the principal of and interest on, and the purchase price of, the Series 2001 Bonds; provided, that nothing herein shall prevent payment of Bond Service Charges on, or the purchase price of, any series of Additional Bonds from (i) being otherwise secured and protected from sources or by property or instruments not applicable to the Series 2001 Bonds and any one or more series of Additional Bonds, or (ii) not being secured or protected from sources or by property or instruments applicable to the Series 2001 Bonds or one or more series of Additional Bonds.

          Before the Trustee shall authenticate and deliver any Additional Bonds, the Trustee shall receive the following items:

                    (1) Original executed counterparts of any amendments or supplements to the Agreement and the Indenture entered into in connection with the issuance of the Additional Bonds, which are necessary or advisable, in the opinion of Bond Counsel, to provide that the Additional Bonds will be issued in compliance with the provisions of this Indenture.

                    (2) An additional letter of credit issued by the Letter of Credit Bank in substantially the same form as the Letter of Credit for the Series 2001 Bonds and being an irrevocable obligation to make payment to the Trustee of amounts at least sufficient to enable the Trustee to pay (i) the principal amount of the Additional Bonds then being issued when due at maturity, upon redemption or acceleration and
          (ii) an amount equal to the purchase price of any Additional Bonds tendered for purchase by the holders thereof, plus (b) an amount equal to the maximum interest to accrue during the period for which the interest rate on such Additional Bonds is fixed or payable, whichever is less, plus 15 days (but in any event, no less than 45 days), to enable the Trustee to pay interest on such Additional Bonds.

                    (3) The originally executed Additional Note evidencing the obligation of the Borrower to make Loan Payments sufficient to pay the principal of, premium, if any, and interest on such Additional Bonds.

                    (4) A copy of the written request from the Borrower to the Issuer for issuance of the Additional Bonds.

                    (5) A copy, duly certified by the Clerk of the Issuing Authority, of the resolution adopted and approved by the Issuing Authority authorizing the Additional Bonds.

                    (6) A request and authorization to the Trustee on behalf of the Issuer, signed by the Executive, to authenticate and deliver the Additional Bonds to, or on the order of, the purchaser thereof upon payment to the Trustee of the amount specified therein (including without limitation, any accrued interest), which amount shall be deposited as provided in the applicable resolution or supplemental indenture.

                    (7) The written opinion of counsel, who may be counsel for the Issuer, reasonably satisfactory to the Trustee, to the effect that: (i) the documents submitted to the Trustee in connection with the request then being made comply with the requirements of this Indenture; (ii) the issuance of the Additional Bonds has been duly authorized; and (iii) all conditions precedent to the delivery of the Additional Bonds have been fulfilled.

                    (8) A written opinion of Bond Counsel (who also may be the counsel to which reference is made in paragraph 7), to the effect that: (i) when executed for and in the name and on behalf of the Issuer and when authenticated and delivered by the Trustee, those Additional Bonds will be valid and legal special obligations of the Issuer in accordance with their terms and will be secured hereunder equally and on a parity (except with respect to any moneys drawn by the Trustee under the Letter of Credit) with all other Bonds at the time outstanding hereunder as to the assignment to the Trustee of the Issuer's right, title and interest in the Revenues to provide for payment of Bond Service Charges on the Bonds; and (ii) the issuance of the Additional Bonds will not result in the interest on the Bonds outstanding immediately prior to that issuance becoming included in gross income for federal income tax purposes.

                    (9) A written opinion of counsel to the Borrower, reasonably satisfactory to the Trustee, to the effect that the amendments or supplements to the Agreement have been duly authorized, executed and delivered by the Borrower, and that the Agreement, as amended or supplemented, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to exceptions reasonably satisfactory to the Trustee for bankruptcy, insolvency and similar laws and the application of equitable principles.

                    (10) The written approval of the Letter of Credit Bank to the issuance and delivery of the Additional Bonds, which approval may be given or withheld at the sole discretion of the Letter of Credit Bank.

          When (i) the documents listed above have been received by the Trustee, and (ii) the Additional Bonds have been executed and authenticated, the Trustee shall deliver the Additional Bonds to or on the order of the purchaser thereof, but only upon payment to the Trustee of the specified amount (including without limitation, any accrued interest) set forth in the request and authorization to which reference is made in paragraph 6 above.

          SECTION 2.08. Tax Exempt Conversion. The Series 2001B Bonds or any portion thereof in a minimum amount of $1,000,000 which are not Segregated Series 2001B Bonds are subject to an automatic Tax Exempt Conversion on the next succeeding Interest Rate Adjustment Date (the "Tax Exempt Conversion Date") which is at least thirty (30) days from the date that the Trustee is in receipt of the following:

          (1) A notice, duly executed by the Borrower, to the Trustee, the Letter of Credit Bank and the Remarketing Agent, (a) directing the Trustee to mail the notice prescribed in Section 2.06 hereof; and (b) informing the addressees thereof that the specified Series 2001B Bonds shall on and after the Tax Exempt Conversion Date be treated for purposes of this Indenture as Segregated Series 2001B Bonds, the interest on which is excludible from gross income for Federal income tax purposes under the Code;

          (2) an opinion of Bond Counsel addressed to the Issuer, the Trustee, the Letter of Credit Bank and the Remarketing Agent to the effect that as of the Tax Exempt Conversion Date, interest payable such Segregated Series 2001B Bonds will be excludible from gross income for Federal income tax purposes under the Code;

          (3) the Tax Regulatory Agreement pertaining to such Segregated Series 2001B Bonds duly executed by the Issuer, the Borrower and the Trustee;

          (4) a certificate duly executed by an authorized official of the Letter of Credit Bank that as of the Tax Exempt Conversion Date, the Letter of Credit pertaining to the Series 2001B Bonds is in full force and effect with respect to all outstanding Series 2001B Bonds; and

          (5) a written direction from the Issuer and the Borrower to the Trustee to authenticate and deliver replacement Series 2001B Bonds on the Tax-Exempt Conversion Date in exchange for all Series 2001B Bonds which have been tendered for purchase pursuant to Section 2.06(A)(ii) hereof and further specifying:

               (a) that all Series 2001B Bonds subject to a Tax Exempt Conversion on such Tax Exempt Conversion Date shall be exchanged for Series 2001B Bonds bearing an appropriate designation to distinguish such Segregated Series 2001B Bonds from all other Series 2001B Bonds which either (i) are not subject to a Tax Exempt Conversion or (ii) were subject to a prior Tax Exempt Conversion; and

               (b) that such Series 2001B Bonds subject to a Tax Exempt Conversion shall be dated as of the Tax Exempt Conversion Date;

          (6) such other documents or certificates as the Trustee, Letter of Credit Bank or Remarketing Agent may reasonably request.

          When the documents listed above have been received by the Trustee, the Trustee shall deliver such Series 2001B Bonds to or on the order of the purchasers thereof for delivery pursuant to the remarketing of such Series 2001B Bonds.

          If less than all Series 2001B Bonds are subject to a Tax Exempt Conversion, the Trustee shall select by lot the Series 2001B Bonds to be subject to a Tax Exempt Conversion in the manner provided in Section 4.02 for a partial redemption of a series of Bonds.

                              (End of Article II)

                                 ARTICLE III

                           TERMS OF BONDS GENERALLY

          SECTION 3.01. Form of Bonds. The Bonds, the certificate of authentication and the form of assignment shall be substantially in the respective forms thereof set forth in Exhibit C to this Indenture with, in the case of Additional Bonds, any omissions, insertions and variations which may be authorized or permitted by the Bond Legislation authorizing, or the Supplemental Indenture entered into in connection with those Additional Bonds, all consistent with this Indenture.

          All Bonds shall be in fully registered form, and, except as provided in Section 3.05 hereof, the Holder of a Bond shall be regarded as the absolute owner thereof for all purposes of this Indenture.

          The Bonds of one series shall bear any designations which may be necessary or advisable to distinguish them from Bonds of any other series. The Bonds shall be negotiable instruments in accordance with the Act, and shall express the purpose for which they are issued and any other statements or legends which may be required by law. Each Bond of the same series shall be of a single maturity, unless the Trustee shall approve the authentication and delivery of a Bond of more than one maturity.

          SECTION 3.02. Variable Terms. Subject to the provisions of this Indenture, each series of Bonds shall be dated, shall mature in the years and the amounts, shall bear interest at the rate or rates per annum, shall be payable on the dates, shall have the Registrar, Paying Agent and Authenticating Agents, shall be of the denominations, shall be subject to redemption on the terms and conditions and shall have any other terms which are set forth or provided for in this Indenture in the case of the Series 2001 Bonds, and in this Indenture, the applicable Bond Legislation and the Supplemental Indentures, in the case of any issue of Additional Bonds.

          SECTION 3.03. Execution and Authentication of Bonds. Unless otherwise provided in the applicable Bond Legislation or Supplemental Indenture, each Bond shall be signed by the Executive, and attested by the Clerk or Assistant Clerk of the Issuing Authority (provided that any such signature may be a facsimile). In case any Executive or officer whose signature or a facsimile of whose signature shall appear on any Bond shall cease to be that Executive or officer before the issuance of the Bond, such signature or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if he had remained in office until that time. Any Bond may be executed on behalf of the Issuer by an Executive or officer who, on the date of execution is the proper Executive or officer, although on the date of the Bond that person was not the proper Executive or officer.

          No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in Exhibit C to this Indenture, has been signed by the Trustee or by any Authenticating Agent for that series on behalf of the Trustee. The authentication by the Trustee or by an Authenticating Agent upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee or an Authenticating Agent may be executed by any person authorized by the Trustee or Authenticating Agent, but it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Bonds of a series.

          SECTION 3.04. Source of Payment of Bonds. To the extent provided in and except as otherwise permitted by this Indenture, (i) the Bonds shall be special obligations of the Issuer and the Bond Service Charges thereon shall be payable equally and ratably solely from the Revenues, and (ii) the payment of Bond Service Charges on the Bonds shall be secured by the assignment of Revenues hereunder and by this Indenture. The Bonds of each series shall also be payable from moneys derived by the Trustee from drawings under the letters of credit related to each series of Bonds. Notwithstanding anything to the contrary in the Bond Legislation, the Bonds or this Indenture, the Bonds are not general obligations, debt or bonded indebtedness of the Issuer and shall not constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers.

          The Bonds and the redemption premium, if any, or interest thereon shall not be deemed to constitute a general debt, indebtedness, liability or obligation of the Issuer or of the State of Colorado or of any political subdivision thereof, or a pledge of the faith and credit or the taxing power of the Issuer, the State of Colorado or of any political subdivision thereof, but the Bonds shall be payable solely from the Revenues provided therefor and pledged as security therefor, and the Issuer is not obligated to pay the Bonds or the interest thereon except from the Revenues and proceeds pledged therefor and neither the faith and credit nor the taxing power of the Issuer, the State of Colorado or of any political subdivision thereof is pledged to the payment of the principal of or the interest on the Bonds.

          SECTION 3.05. Payment and Ownership of Bonds. Bond Service Charges shall be payable in lawful money of the United States of America without deduction for the services of the Trustee or any Paying Agent. The principal of and any premium on any Bond shall be payable when due to a Holder upon presentation and surrender of such Bond at the designated corporate trust office of the Trustee or at the office, designated by the Trustee, of any Paying Agent. Interest on any Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the person in whose name the Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date applicable to that Interest Payment Date on the Register at the address appearing therein, or shall be paid by wire transfer in immediately available funds to the bank account number and address filed with the Trustee. While in book entry form, payment of interest for any Series 2001 Bond registered in the name of CEDE & Co. shall be made by wire transfer of same day funds or such other manner as permitted by the Letter of Representations, to the account of CEDE & Co. on the Interest Payment Date, the redemption date or the maturity date at the address indicated for CEDE & Co. on the Register. If and to the extent, however, that the Issuer shall fail to make payment or provision for payment of interest on any Bond on any Interest Payment Date, that interest shall cease to be payable to the Person who was the Holder of that Bond (or of one or more Predecessor Bonds) as of the applicable Regular Record Date.

When moneys become available for payment of the interest, (x) the Trustee shall, pursuant to Section 7.06(d), establish a Special Record Date for the payment of that interest which shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment, and (y) the Trustee shall cause notice of the proposed payment and of the Special Record Date to be mailed by first class mail, postage prepaid, to each Holder at its address as it appears on the Register not fewer than 10 days prior to the Special Record Date and, thereafter, the interest shall be payable to the Persons who are the Holders of the Bonds (or their respective Predecessor Bonds) at the close of business on the Special Record Date.

          Subject to the foregoing, each Bond delivered under this Indenture upon transfer thereof, or in exchange for or in replacement of any other Bond, shall carry the rights to interest accrued and unpaid, and to accrue on that Bond, or which were carried by that Bond.

          Except as provided in this Section 3.05 and in the first paragraph of
Section 3.07 hereof, (i) the Holder of any Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (ii) payment of or on account of the Bond Service Charges on any Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (iii) neither the Issuer, the Trustee, the Registrar nor any Paying Agent or Authenticating Agent shall, to the extent permitted by law, be affected by notice to the contrary. In the event that any of the Series 2001 Bonds are registered in the name of a securities depository which uses a book entry system, the standing of the Beneficial Owner to enforce any of the covenants herein may be established through the books and records of such securities depository or a participant therein. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Bond, including without limitation, the interest thereon, to the extent of the amount or amounts so paid.

          SECTION 3.06. Transfer and Exchange of Bonds. So long as any of the Bonds remain outstanding, the Issuer will cause books for the registration and transfer of Bonds, as provided in this Indenture, to be maintained and kept at the designated office of the Registrar.

          Unless otherwise provided in the applicable Bond Legislation or Supplemental Indenture, Bonds may be exchanged, at the option of their Holder, for Bonds of the same series and of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Bonds being exchanged at the designated office of the Registrar or at the designated office of any Authenticating Agent for that series of Bonds, together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar or the Authenticating Agent, as the case may be.

          Any Bond may be transferred upon the Register, upon presentation and surrender thereof at the designated office of the Registrar or the designated office of any Authenticating Agent for the series thereof, together with an assignment duly executed by the Holder or its duly authorized attorney in any form which shall be satisfactory to the Registrar or the Authenticating Agent, as the case may be. Upon transfer of any Bond and on request of the Registrar or the Authenticating Agent, the Issuer shall execute in the name of the transferee, and the Registrar or the Authenticating Agent, as the case may be, shall authenticate and deliver, a new Bond or Bonds of the same series, of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds presented and surrendered for transfer.

          In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute, and the Registrar or any Authenticating Agent, as the case may be, shall authenticate and deliver, Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided, that the Issuer and the Registrar or the Authenticating Agent, as the case may be, may make a charge for every exchange or transfer of Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Bond is delivered.

          All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon transfer or exchange. Neither the Issuer, the Registrar nor any Authenticating Agent, as the case may be, shall be required to make any exchange or transfer of a Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing or to transfer or exchange any Bonds selected for redemption, in whole or in part.

          In case any Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Bond, the Issuer shall cause execution of, and the Registrar or any Authenticating Agent for the series of that Bond shall authenticate and deliver, a new Bond or Bonds of the same series in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Bond redeemed in part.

          For purposes of this Section the Trustee shall establish the designated office of the Registrar and the Authenticating Agent.

          SECTION 3.07. Mutilated, Lost, Wrongfully Taken or Destroyed Bonds. If any Bond is mutilated, lost, wrongfully taken or destroyed, in the absence of written notice to the Issuer or the Registrar that a lost, wrongfully taken or destroyed Bond has been acquired by a bona fide purchaser, the Issuer shall execute, and the Registrar shall authenticate and deliver, a new Bond of like date, maturity and denomination and of the same series as the Bond mutilated, lost, wrongfully taken or destroyed; provided, that (i) in the case of any mutilated Bond, the mutilated Bond first shall be surrendered to the Registrar, and (ii) in the case of any lost, wrongfully taken or destroyed Bond, there first shall be furnished to the Trustee and the Borrower evidence of the loss, wrongful taking or destruction satisfactory to the Trustee and the Borrower, together with indemnity satisfactory to the Trustee and the Borrower.

          If any lost, wrongfully taken or destroyed Bond shall have matured, instead of issuing a new Bond, the Authorized Borrower Representative may direct the Trustee to pay that Bond without surrender thereof upon the furnishing of satisfactory evidence and indemnity as in the case of issuance of a new Bond. The Issuer, the Registrar and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken or destroyed Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

          Every new Bond issued pursuant to this Section by reason of any Bond being mutilated, lost, wrongfully taken or destroyed (i) shall constitute, to the extent of the outstanding principal amount of the Bond lost, mutilated, taken or destroyed, an additional contractual obligation of the Issuer, regardless of whether the mutilated, lost, wrongfully taken or destroyed Bond shall be enforceable at any time by anyone and (ii) shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds issued and outstanding hereunder.

          All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or enacted hereafter.

          SECTION 3.08.  Cancellation of Bonds.  Except as provided in Section
3.06 hereof, any Bonds surrendered pursuant to this Article for the purpose of payment or retirement or for exchange, replacement or transfer shall be cancelled upon presentation and surrender thereof to the Registrar, the Trustee or any Paying Agent or Authenticating Agent. Any Bond cancelled by the Trustee or a Paying Agent or Authenticating Agent shall be transmitted promptly to the Registrar by the Trustee, Paying Agent, or Authenticating Agent.

          The Issuer, or the Borrower on behalf of the Issuer, may deliver at any time to the Registrar for cancellation any Bonds previously authenticated and delivered hereunder, which the Issuer or the Borrower may have acquired in any manner whatsoever. All Bonds so delivered shall be cancelled promptly by the Registrar. Certification of the surrender and cancellation shall be made to the Issuer and the Trustee by the Registrar at least twice each calendar year. Unless otherwise directed by the Issuer, cancelled Bonds shall be retained and stored by the Registrar for a period of seven years after their cancellation. Those cancelled Bonds shall be destroyed by the Registrar by shredding or incineration seven years after their cancellation or at any earlier time directed by the Issuer. The Registrar shall provide certificates describing the destruction of cancelled Bonds to the Issuer and the Trustee.

          SECTION 3.09. Payments Due on Legal Holidays. In any case where the date of maturity of interest on, principal of or premium, if any, on the Bonds or the date fixed for the redemption or purchase of any Bond will not be a Business Day, then payment of such interest on, principal of or premium, if any, or purchase price payment on the Bonds need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or purchase and interest shall accrue for the period to such next succeeding Business Day.

          SECTION 3.10.  Book Entry   (a) Except as provided in Section 3.11
hereof, the Series 2001 Bonds shall be deposited with DTC and the Series 2001 Bonds shall be registered in the name of CEDE & Co., as nominee for DTC. The Issuer and the Trustee shall enter into the Letter of Representations with DTC, and the provisions of such Letter of Representations shall be incorporated herein by reference. The provisions of the Letter of Representation shall control to the extent provisions therein are inconsistent with any provision of this Indenture.

          (b) The Series 2001 Bonds shall be initially issued in the form of single fully registered certificates in the amount of each separate stated maturity and series of the Series 2001 Bonds. Upon initial issuance, the ownership of such Series 2001 Bonds shall be registered on the Register in the name of CEDE & Co., as nominee of DTC. The Trustee and the Issuer may treat DTC (or its nominee) as the sole and exclusive registered owner of the Series 2001 Bonds registered in its name for the purposes of payment of the principal, or redemption price of or interest on the Series 2001 Bonds, selecting the Series 2001 Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Bondholders under this Indenture, registering the transfer of Series 2001 Bonds, obtaining any consent or other action to be taken by Bondholders and for all other purposes whatsoever; and neither the Trustee nor the Issuer shall be affected by any notice to the contrary. Neither the Trustee nor the Issuer shall have any responsibility or obligation to any DTC Participant, any person claiming a beneficial ownership interest in the Series 2001 Bonds under or through DTC or any DTC Participant, or any other person which is not shown on the Register as being a registered owner, with respect to the accuracy of any records maintained by DTC or any DTC Participant or others that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (an "Indirect Participant"); the payment of DTC or any DTC Participant or Indirect Participant of any amount in respect of the principal or redemption price of or interest on the Series 2001 Bonds; any notice which is permitted or required to be given to Bondholders under this Indenture; the selection by DTC of any person to receive payment in the event of a partial redemption of the Series 2001 Bonds; or any consent given or other action taken by DTC as Bondholder. The Trustee shall pay from moneys available hereunder all principal of, and premium, if any, and interest on the Series 2001 Bonds only to or "upon the order of" DTC (as that term is used in the Uniform Commercial Code as adopted in the State), and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to the principal of, and premium, if any, and interest on the Series 2001 Bonds to the extent of the sum or sums so paid. Except as otherwise provided in Section 3.11 hereof, no person other than DTC shall receive an authenticated Series 2001 Bond certificate for each separate stated maturity and series evidencing the obligation of the Issuer to make payments of principal of, and premium, if any, and interest on the Series 2001 Bonds pursuant to this Indenture. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & Co., and subject to the provisions of this Indenture with respect to transfers of Series 2001 Bonds, the word "CEDE & Co." in this Indenture shall refer to such new nominee of DTC.

          SECTION 3.11. Delivery of Series 2001 Bond Certificates. In the event the Issuer determines that it is in the best interest of the Beneficial Owners that they be able to obtain Series 2001 Bond certificates, the Issuer may notify DTC and the Trustee, whereupon

DTC will notify the DTC Participants, of the availability through DTC of Series 2001 Bond certificates. In such event, the Trustee shall issue, transfer and exchange, at the Borrower's expense, Series 2001 Bond certificates as requested by DTC in appropriate amounts. DTC may determine to discontinue providing its services with respect to the Series 2001 Bonds at any time by giving notice to the Issuer and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor securities depository), the Issuer and the Trustee shall be obligated to deliver Series 2001 Bond certificates as described in this Indenture, provided that the expense in connection therewith shall be paid by the Borrower. In the event Series 2001 Bond certificates are issued, the provisions of this Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Issuer and the Trustee to do so, the Trustee and the Issuer will cooperate with DTC in taking appropriate action after reasonable notice (a) to make available one or more separate certificates evidencing the Series 2001 Bonds to any DTC Participant having Series 2001 Bonds credited to its DTC account or (b) to arrange for another securities depository to maintain custody of certificates evidencing the Series 2001 Bonds.

                             (End of Article III)

                                  ARTICLE IV

                        REDEMPTION OF SERIES 2001 BONDS

         SECTION 4.01. Terms of Redemption of Series 2001 Bonds. The Series 2001 Bonds are subject to redemption prior to stated maturity as follows:

         (a)  Mandatory Redemption Upon a Determination of Taxability. Upon the
              -------------------------------------------------------
     occurrence of a Determination of Taxability, the Series 2001A Bonds or Segregated Series 2001B Bonds, as applicable, are subject to mandatory redemption by the Issuer on the earliest practicable date selected by the Trustee (upon direction of the Borrower), but in no event later than 90 days following the Trustee's notification of the Determination of Taxability at a redemption price of 103% of the principal amount redeemed plus accrued interest to the redemption date.

         (b)  Mandatory Redemption Upon Expiration of Letter of Credit. The
              --------------------------------------------------------
     Series 2001A Bonds or Series 2001B Bonds, as applicable, are subject to mandatory redemption in whole on the Interest Payment Date which next precedes the Letter of Credit Termination Date pertaining to the Letter of Credit securing such Series 2001 Bonds at a redemption price of 100% of the outstanding principal amount thereof plus accrued interest to the redemption date unless, at least 60 days prior to any such Interest Payment Date, (a) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date for such Letter of Credit to a date not earlier than one year from the Letter of Credit Termination Date being extended or maturity date of such Series 2001 Bonds, whichever is earlier, or (b) pursuant to Section 5.09 hereof, the Borrower shall have obtained and delivered to the Trustee an Alternate Letter of Credit with a termination date not earlier than one year from the Letter of Credit Termination Date for the Letter of Credit it replaces or the maturity date of such Series 2001 Bonds, whichever is earlier.

         (c)  Optional Redemption.  While a series of the Series 2001 Bonds bear
              -------------------
     interest at the Weekly Interest Rate, such Series 2001 Bonds are subject to redemption by the Issuer (upon the direction of the Borrower) prior to maturity on any Interest Payment Date, in whole or in part (in minimum principal amounts of $50,000), at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

         While a series of the Series 2001 Bonds bear interest at the Three Month Interest Rate, the Six Month Interest Rate or the One Year Interest Rate, such Series 2001 Bonds are also subject to redemption by the Issuer (upon direction of the Borrower) prior to maturity on any Interest Rate Adjustment Date, in whole or in part (in minimum principal amounts of $50,000), at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

         While a series of the Series 2001 Bonds bear interest at the Five Year Interest Rate or the Seven Year Interest Rate, such Series 2001 Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity on any Interest Payment Date which is at least three years following an Interest Rate Adjustment Date, in whole or in part (in minimum principal amounts of $50,000), at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

         Following the Fixed Interest Rate Commencement Date for a series of Series 2001 Bonds, such Series 2001 Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity in whole at any time on or after the First Optional Redemption Date and in part (in minimum principal amounts of $50,000) on any Interest Payment Date occurring on or after the First Optional Redemption Date, at a redemption price equal to the following percentage of the principal amount to be redeemed, and interest accrued to the redemption date, as follows:

     Redemption Date                               Redemption Price
     ---------------                               ----------------

     First Optional Redemption Date,
     through the following July 31                          103%

     First Anniversary of the First
     Optional Redemption Date, through
     the following July 31                                  102

     Second Anniversary of the First
     Optional Redemption Date, through
     the following July 31                                  101

     Third Anniversary of the First
     Optional Redemption Date and thereafter                100

     "First Optional Redemption Date" means the August 1 occurring in the year which is a number of years after the Fixed Interest Rate Commencement Date equal to the number of full years between the Fixed Interest Rate Commencement Date and the maturity date of the Series 2001 Bonds, divided by two; provided that if such quotient is not a whole number, such quotient shall be rounded to the next higher whole number.

         (d)  Extraordinary Optional Redemption.  The Series 2001 Bonds
              ---------------------------------
     are also subject to redemption by the Issuer in the event of the exercise by the Borrower of its option (subject to compliance with Section 4.03 hereof) to direct that redemption upon occurrence of any of the events described in Section 6.2 of the Agreement, (a) at any time in whole, or (b) on any Interest Payment Date in part in the event of condemnation of part of the Project, as provided in Section 6.2 of the Agreement, in each case, at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date.

         (e)  Redemption of Series 2001 Bonds.  The Trustee shall pay the
              -------------------------------
     redemption price on all Series 2001 Bonds redeemed under this Section 4.01 in the same manner and from the same sources as provided in Sections 4.05 and 5.04 hereof for the payment of Bond Service Charges.

         SECTION 4.02 Partial Redemption. If fewer than all of the Bonds of a series or of a maturity are to be redeemed, the selection of such Bonds to be redeemed, or portions thereof in amounts of $5,000 or any integral multiple thereof, shall be made by lot by the Trustee in any manner which the Trustee may determine; provided, however, that Bonds which are held by the Letter of Credit Bank or which are pledged to the Letter of Credit Bank shall be selected first for redemption. In the case of a partial redemption of such Bonds by lot when Bonds of denominations greater than $5,000 are then outstanding, each $5,000 unit of face value of principal thereof shall be treated as though it were a separate Bond of the denomination of $5,000. If it is determined that one or more, but not all of the $5,000 units of face value represented by a Bond are to be called for redemption, then upon notice of redemption of a $5,000 unit or units, the Holder of that Bond shall surrender the Bond to the Trustee (a) for payment of the redemption price of the $5,000 unit or units of face value called for redemption (including without limitation, the interest accrued to the date fixed for redemption and any premium), and (b) for issuance, without charge to the Holder thereof, of a new Bond or Bonds of the same series, of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

         Notwithstanding the foregoing, the Trustee shall select Series 2001 Bonds for redemption by lot in such manner as to provide that, following such selection, each Holder of Series 2001 Bonds shall hold not less than $100,000 in principal amount of Series 2001 Bonds of a series.

         SECTION 4.03. Issuer's Election to Redeem. Except in the case of redemption pursuant to any mandatory redemption provisions, Bonds shall be redeemed only by written notice from the Issuer to the Trustee and the Letter of Credit Bank, given at the direction of the Borrower, or by written notice from the Borrower to the Trustee and the Letter of Credit Bank on behalf of the Issuer. That notice shall specify the redemption date and the principal amount of each maturity of Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. Except with the prior written consent of the Letter of Credit Bank, in the case of any optional redemption of Series 2001 Bonds pursuant to
Section 4.01 of this Indenture, there shall be on deposit Eligible Funds which, disregarding any other moneys available therefor pursuant to draws on the Letter of Credit, will be sufficient to redeem at the redemption prices thereof such Bonds being redeemed, prior to the notice of redemption given pursuant to
Section 4.04 hereof.

         SECTION 4.04. Notice of Redemption. Unless waived in writing by any Holder of Bonds to be redeemed and the Letter of Credit Bank and except as provided below, official notice of redemption shall be given by the Registrar on behalf of the Issuer by mailing a copy of an official redemption notice by first class mail, postage prepaid, to the Holder of each

Bond to be redeemed, at the address of such Holder shown on the Bond Register, not less than 30 days nor more than 45 days prior to the date fixed for redemption.

         All official notices of redemption shall be dated and shall state:

         (1)  the redemptiom date

         (2)  the redemption price,

         (3) if less than all Outstanding Bonds are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Bonds to be redeemed,

         (4) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date, and

         (5) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be in the designated office of the Registrar.

         In addition to the foregoing official notice, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any delay in giving such notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if the official notice thereof is given as above prescribed.

         1. Each further notice of redemption given hereunder shall contain the information required above for an official notice of redemption plus
     (i) the CUSIP numbers of all Bonds being redeemed; (ii) the date of issue of the Bonds as originally issued; (iii) the rate of interest borne by each Bond being redeemed; (iv) the maturity date of each Bond being redeemed; and (v) any other descriptive information needed to identify accurately the Bonds being redeemed.

         2. Each further notice of redemption shall be sent at least 30 days before the redemption date by registered or certified mail, overnight delivery service, telecopy or other means pursuant to their policies and procedures to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Bonds (such depositories now being Depository Trust Company of New York, New York and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds.

         3. Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

         Failure to duly give official notice of redemption by mail or any defect therein shall not affect the validity of the proceedings for the redemption of any Bond with respect to which no such failure or defect has occurred. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the registered Holder receives notice.

         SECTION 4.05.  Payment of Redeemed Bonds.    Notice having been mailed
in the manner provided in Section 4.04 hereof, the Bonds and portions therefor called for redemption shall become due and payable on the redemption date, and upon presentation and surrender thereof at the place or places specified in that notice, shall be paid at the redemption price, including interest accrued to the redemption date. The Trustee shall make a drawing under the Letter of Credit applicable to the series of Bonds to be redeemed to effect any such redemption. Any redemption premium shall be paid solely from Eligible Funds which are not proceeds from a draw under the Letter of Credit. Any moneys received by the Trustee from the Borrower which are to be applied toward the redemption of Bonds, shall be paid to the Letter of Credit Bank to reimburse the Letter of Credit Bank for any drawing made under such Letter of Credit to effect such redemption.

         If money for the redemption of all of the Bonds and portions thereof to be redeemed, together with interest accrued thereon to the redemption date, is held by the Trustee or any Paying Agent on the redemption date, so as to be available therefor on that date and if notice of redemption has been deposited in the mail as aforesaid, then from and after the redemption date those Bonds and portions thereof called for redemption shall cease to bear interest and no longer shall be considered to be outstanding hereunder. If those moneys shall not be so available on the redemption date, or that notice shall not have been deposited in the mail as aforesaid, those Bonds and portions thereof shall continue to bear interest, until they are paid, at the same rate as they would have borne had they not been called for redemption.

         All moneys deposited in the Bond Fund and held by the Trustee or a Paying Agent for the redemption of particular Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Bonds.

         SECTION 4.06.  Variation of Redemption Provisions.    The provisions
of this Article IV, insofar as they apply to the issuance of any series of Additional Bonds, may be varied by the Supplemental Indenture providing for that series.

                              (End of Article IV)

                                   ARTICLE V

                            PROVISIONS AS TO FUNDS,
                        PAYMENTS, PROJECT AND AGREEMENT

         SECTION 5.01.  Creation of Project Fund.    There is created by the
Issuer and ordered maintained as a separate deposit account (except when invested as provided hereinafter) in the custody of the Trustee, a trust fund designated "County of Arapahoe, Colorado - PECO II, Inc. Fund" within which shall be established the Series 2001A Subaccount and the Series 2001B Subaccount. Unless otherwise set forth in the Bond Legislation, there shall be deposited in the Series 2001A Subaccount and the Series 2001B Subaccount, respectively the respective proceeds of the sale of the Series 2001A Bonds and Series 2001B Bonds, other than any proceeds representing accrued interest which shall be deposited in the Bond Fund pursuant to Section 5.04 hereof.

         If the unexpended proceeds of a prior issue of Bonds remain in the Project Fund upon the issuance of any Additional Bonds, the Trustee shall establish a separate subaccount within the Project Fund, for accounting purposes, for the deposit of the proceeds of the issue of Additional Bonds in accordance with this Section. Pending disbursement pursuant to the Agreement, the moneys and Eligible Investments to the credit of the Project Fund shall constitute a part of the Revenues assigned to the Trustee as security for the paying of the Bond Service Charges.

         SECTION 5.02. Disbursements from and Records of Project Fund. Moneys in the Project Fund shall be disbursed in accordance with the Agreement. The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements therefrom. If requested by the Issuer, the Letter of Credit Bank or the Borrower, after the Project has been completed and a certificate of payment of all costs is filed as provided in Section 5.03 hereof, the Trustee shall file copies of the records pertaining to the Project Fund and disbursements therefrom with the Issuer, the Letter of Credit Bank and Borrower. Unless otherwise provided in the applicable Bond Legislation or Supplemental Indenture, this Section shall apply to the disbursement of the proceeds of any issue of Additional Bonds.

         SECTION 5.03.  Completion of the Project.    The completion of the
Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of:

                 (i) the certificate of the Authorized Borrower Representative required by Section 3.6 of the Agreement.

                 (ii) a certificate signed by the Authorized Borrower Representative and approved by the Letter of Credit Bank stating that all obligations and costs in connection with the Project and payable out of the Project Fund have been paid and discharged, except for amounts retained by the Trustee as provided under the Agreement for the payment of costs of the Project not then due and payable.

As soon as practicable after the filing with the Trustee of the certificate to which reference is made in clause (ii) above, any balance remaining in the Project Fund (other than the amounts retained by the Trustee, as described in clause (ii) above) shall be deposited or applied in accordance with the direction of the Authorized Borrower Representative and approval by the Letter of Credit Bank pursuant to Section 3.4 of the Agreement. Unless otherwise provided in the applicable Bond Legislation or Supplemental Indenture, this Section shall apply to any additional property financed with the proceeds of any issue of Additional Bonds.

         SECTION 5.04.  Creation of Bond Fund; Letters of Credit.    There is
created by the Issuer and ordered maintained as a separate deposit account (except when invested as hereinafter set forth) in the custody of the Trustee a trust fund to be designated "County of Arapahoe, Colorado - PECO II, Inc. Bond Fund". Unless otherwise set forth in the applicable Bond Legislation or Supplemental Indenture relating to the issuance of a series of Additional Bonds, there shall be deposited in the Bond Fund (and credited, if required by this Indenture or the Agreement, to appropriate accounts therein), from the proceeds of the sale of the Bonds, any accrued interest paid by the Original Purchaser.

         The Trustee shall deposit in the Bond Fund upon receipt all Revenues, including all moneys received upon drawings made under the Letters of Credit, and any other amounts which, under the terms of this Indenture, the Agreement or the Letters of Credit are to be applied to the payment of Bond Service Charges. Except as provided herein, the Bond Fund (and accounts therein for which provision is made herein or in the Agreement) and the moneys and Eligible Investments therein shall be used solely and exclusively for the payment of Bond Service Charges as they fall due at stated maturity, or by redemption or pursuant to any mandatory sinking fund requirements or upon acceleration, all as provided herein and in the Agreement.

         The Trustee shall establish separate accounts within the Bond Fund for each separate series of Bonds. The Trustee shall establish separate subaccounts within each separate series account in the Bond Fund for each source of deposit (including any investment income thereon) made into the Bond Fund so that the Trustee may at all times ascertain the date of deposit, the amounts, and the source of the funds in each subaccount.

         Moneys in the Bond Fund shall be used to pay Bond Service Charges with respect to the Series 2001 Bonds and for the redemption of Series 2001 Bonds prior to maturity and as otherwise provided in this Indenture only in the following order:

         First:   Amounts drawn by the Trustee under the Letters of Credit;

         SECOND:  Any Eligible Funds on deposit in the Bond Fund; and

         THIRD:   Any other amounts available in the Bond Fund.

         The Trustee shall draw on the Letters of Credit pursuant to their terms, in the amounts and at the times necessary to pay principal of and interest on the Series 2001 Bonds pursuant to this Section 5.04. Any redemption premium shall be paid solely from Eligible Funds which are not proceeds from a draw under the Letter of Credit.

         The Trustee shall draw upon the applicable Letter of Credit in accordance with the terms thereof under the following circumstances:

         (a) On or before 10:00 a.m., local time at the designated corporate trust office of the Trustee, on the Business Day immediately preceding any Interest Payment Date (or any date set for a redemption of Series 2001 Bonds which is not an Interest Payment Date) and on or before 10:00 a.m., local time at the designated corporate trust office of the Trustee, on the first Business Day prior to each Bond Purchase Date, the Trustee shall determine the amount necessary to make all required payments of principal and interest on the Series 2001 Bonds or purchase price payments on the next succeeding Interest Payment Date, other redemption date or such Bond Purchase Date, and shall present a sight draft with respect to the applicable Letter of Credit to the Letter of Credit Bank (together with the required certificates under the applicable Letter of Credit) in such amount, so as to permit the timely transfer of funds from the Letter of Credit Bank to the Trustee for payment of the principal of and interest on the applicable series of Series 2001 Bonds when due, whether at maturity or upon prior redemption or acceleration or otherwise, or the payment of the purchase price of the Series 2001 Bonds when due on the applicable Bond Purchase Date.

         (b) Upon acceleration of the Series 2001 Bonds upon the occurrence of an Event of Default under Section 7.01 hereof, the Trustee shall, on the date of declaration of the acceleration of the Series 2001 Bonds, present a draft with respect to the applicable Letter of Credit to the Letter of Credit Bank (together with required certificates under the applicable Letter of Credit) for payment of the entire amount due under Section 7.03 hereof with respect to the applicable series of Series 2001 Bonds, less the amount on deposit in the Bond Fund resulting from draws on the applicable Letter of Credit.

         The Trustee shall promptly orally notify the Borrower, confirmed in writing, if the Letter of Credit Bank has not transferred funds in accordance with the Letters of Credit upon the presentment of any such draft.

         In calculating the amount to be drawn on the Letters of Credit for the payment of principal and interest on the Series 2001 Bonds, whether at maturity or upon redemption or acceleration, the Trustee shall not take into account the receipt or potential receipt of funds from the Borrower under the Agreement, or the existence of any other moneys in the Bond Fund (other than accrued interest, if any, received at the time of the issuance and delivery of the Series 2001 Bonds), but shall draw on the applicable Letter of Credit in accordance with its terms for the full amount of principal and interest coming due on the Series 2001 Bonds secured thereby. In calculating the amount to be drawn on the applicable Letter of Credit for the purchase of Series 2001 Bonds secured thereby, the Trustee shall not take into account the receipt of funds from the Remarketing Agent with respect to the remarketing of such Series 2001 Bonds or otherwise, and shall draw on the applicable Letter of Credit for the amount equal to the purchase price of such Series 2001 Bonds duly tendered under
Section 2.05 hereof or deemed tendered
under Section 2.06 hereof. Upon receipt of such moneys from the Letter of Credit Bank, the Trustee shall deposit the amount representing a draw on the applicable Letter of Credit for the payment of principal and interest on such Series 2001 Bonds in a separate account in the Bond Fund and apply the same to the payment of such principal and interest when due on such Series 2001 Bonds, shall deposit the amount representing a draw on the applicable Letter of Credit for the purchase of such Series 2001 Bonds in a separate account in the Bond Fund and disburse said amount to the tendering Holders of Series 2001 Bonds being purchased and, so long as there does not exist an Event of Default described in
Section 7.01 (g) or (h) herein, and subject to the provisions of this Section, by wire transfer shall pay, on behalf of the Borrower, but only from and to the extent of Loan Payments, funds received from the Remarketing Agent with respect to the remarketing of Series 2001 Bonds or any other moneys available in the Bond Fund, any amounts due and payable to the Letter of Credit Bank under the Letter of Credit Agreement, including without limitation any amounts due and payable for any drawing made on the applicable Letter of Credit, and any balance shall be paid to the Borrower.

         The Trustee shall transmit to any Paying Agent, as appropriate, from moneys in the Bond Fund applicable thereto, amounts sufficient to make timely payments of principal of, premium, if any, and any interest on the Series 2001 Bonds to be made by those Paying Agents and then due and payable. To the extent that the amount needed by any Paying Agent is not sufficiently predictable, the Trustee may make any credit arrangements with that Paying Agent which will permit those payments to be made. The Trustee shall cause withdrawal of moneys from the Bond Fund which are available for the purpose of paying, and are sufficient to pay, the principal of and any premium on the Series 2001 Bonds as they become due and payable (whether at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements), for the purposes of paying or transferring moneys to the Paying Agents which are necessary to pay such principal and premium.

         SECTION 5.05. Investment of Bond Fund, Project Fund and Rebate Fund. Except as hereinafter provided, moneys in the Bond Fund, the Project Fund and the Rebate Fund shall be invested and reinvested by the Trustee in Eligible Investments at the oral (immediately confirmed in writing) or written direction of the Authorized Borrower Representative. Investments of moneys in the Bond Fund shall mature or be redeemable without penalty at the option of the Trustee at the times and in the amounts necessary to provide moneys to pay Bond Service Charges as they become due at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements. Each investment of moneys in the Project Fund shall mature or be redeemable without penalty at such time as may be necessary to make payments when necessary from the Project Fund.

          Subject to any directions from the Authorized Borrower Representative with respect thereto, from time to time, the Trustee may sell Project Fund, Rebate Fund and Bond Fund investments and reinvest the proceeds therefrom in Eligible Investments maturing or redeemable as aforesaid. Any of those investments may be purchased from or sold to the Trustee, the Registrar, an Authenticating Agent or a Paying Agent, or any bank, trust company or savings and loan association affiliated with any of the foregoing. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys applicable hereunder to and at the times required for the purposes of paying Bond Service Charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any order. An investment made from moneys credited to the Bond Fund, the Rebate Fund or the Project Fund shall constitute part of that respective Fund, and each respective Fund shall be credited with all proceeds of sale and income from investment of moneys credited thereto. For purposes of this Indenture, those investments shall be valued at face amount or market value, whichever is less.

         Moneys drawn on the Letter of Credit shall be either held in such account as cash pending application pursuant to the terms of Section 5.04 hereof or invested in Government Obligations.

         SECTION 5.06. Moneys to be Held in Trust. Except where moneys have been deposited with or paid to the Trustee pursuant to an instrument restricting their application to particular Bonds, all moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, the Agreement or the Letter of Credit, and any investments thereof, shall be held by the Trustee or that Paying Agent in trust. Except (i) for moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Bonds, notice of the redemption of which shall have been duly given and (ii) for moneys held by the Trustee pursuant to Section 5.07 hereof all moneys described in the preceding sentence held by the Trustee or any Paying Agent shall be subject to the lien hereof while so held.

         SECTION 5.07. Nonpresentment of Bonds. In the event that any Bond shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements, or a check or draft for interest is uncashed, if moneys sufficient to pay the principal then due of that Bond or of such check or draft shall have been made available to the Trustee for the benefit of its Holder, all liability of the Issuer to that Holder for such payment of the principal then due of the Bond or of such check or draft thereupon shall cease and be discharged completely. Thereupon, it shall be the duty of the Trustee to hold those moneys, without liability for interest thereon, in a separate account in the Bond Fund for the exclusive benefit of the Holder, who shall be restricted thereafter exclusively to those moneys for any claim of whatever nature on its part under this Indenture or on, or with respect to, the principal then due of that Bond or of such check or draft.

         Any of those moneys which shall be so held by the Trustee, and which remain unclaimed by the Holder of a Bond not presented for payment or check or draft not cashed for a period of four years after the due date thereof, shall be paid to the Borrower or the Letter of Credit Bank as provided in Section 8.5 of the Agreement free of any trust or lien. Thereafter, the Holder of that Bond shall look only to the Borrower for payment and then only to the amounts so received by the Borrower or the Letter of Credit Bank without any interest thereon, and the Trustee shall not have any responsibility with respect to those moneys.

         SECTION 5.08. Repayment to the Borrower or the Letter of Credit Bank from the Bond Fund. Except as provided in Section 5.07 hereof, any amounts remaining in the Bond Fund (i) after all of the outstanding Bonds shall be deemed paid and discharged under the provisions of this Indenture, and (ii) after payment of all fees, charges and expenses of the Trustee, the Registrar and any Paying Agents or Authenticating Agents and of all other amounts required to be paid under this Indenture and the Agreement, shall be paid as soon as practicable to the Borrower or the Letter of Credit Bank as provided in Section 8.6 of the Agreement to the extent that those amounts are in excess of those necessary to effect the payment and discharge of the outstanding Bonds. Notwithstanding any other provision of this Section 5.08, amounts drawn by the Trustee under a Letter of Credit shall be applied only to the payment of the principal of and interest on the series of Series 2001 Bonds it secures, and any such amounts not so applied shall be returned by the Trustee to the Letter of Credit Bank after all of the Outstanding Series 2001 Bonds of such series shall be deemed paid and discharged under the terms of this Indenture.

         SECTION 5.09. Extension of Letters of Credit; Alternate Letter of Credit. The Letters of Credit shall expire in accordance with their terms.

         The Letter of Credit Bank may provide for an extension of the expiration date of the applicable Letter of Credit to a date not earlier than one year from the Letter of Credit Termination Date being extended or the maturity date of the Series 2001 Bonds, whichever is earlier, or the Borrower at its option may provide, not less than sixty (60) days prior to the Interest Payment Date next preceding the Letter of Credit Termination Date, for the delivery to the Trustee of an Alternate Letter of Credit having a term commencing not later than the Letter of Credit Termination Date of the Letter of Credit to be replaced (the "Replacement Date") and terminating on a date which shall be the shorter of (i) not less than one year from the Letter of Credit Termination Date of the Letter of Credit to be replaced, or (ii) the final
maturity date of the Series 2001 Bonds.   Prior to the replacement of such
Letter of Credit with an Alternate Letter of Credit, the following conditions shall have been met: (i) the Trustee shall have received from the Borrower written notice of such replacement, including notice of the form of Alternate Letter of Credit and the issuer thereof, not less than sixty (60) days prior to the Interest Payment Date next preceding the Letter of Credit Termination Date; and (ii) the Trustee shall have received the following not less than sixty (60) days prior to the Interest Payment Date next preceding the Letter of Credit Termination Date (A) an opinion of counsel for the issuer of the Alternate Letter of Credit that it constitutes a legal, valid and binding obligation of the issuer in accordance with its terms and that payments thereunder will not constitute voidable preferences, and (B) if such replacement occurs with respect to a Letter of Credit securing Series 2001A Bonds or Segregated Series 2001B Bonds, an opinion of Bond Counsel that such replacement will not cause interest on such Bonds to become included in gross income for federal income tax purposes. If a Letter of Credit is so extended to a date not earlier than one year from the Letter of Credit Termination Date being extended or the maturity date of the Series 2001 Bonds, whichever is earlier, or if the Borrower so provides such Alternate Letter of Credit complying with the requirements of this paragraph, the mandatory redemption pursuant to the terms of Section 4.01(b) of this Indenture shall not occur with respect to such Interest Payment Date. However, if the Borrower shall provide such Alternate Letter of Credit, then at least 30 days prior to the Replacement Date, the Trustee shall notify the Holders of all outstanding Series 2001 Bonds of the series to be secured by such Alternate Letter of Credit by telephone (to the extent the Trustee has been provided current telephone information by the Holders), immediately confirmed by first class mail, that upon the Replacement Date, the applicable Letter of Credit will be replaced by the Alternate Letter of Credit, the provider of which Alternate Letter of Credit shall be specified, and that all such Series 2001 Bonds shall be subject to a mandatory tender pursuant to Section 2.06.B. hereof, subject to the right of Holders to affirmatively elect to waive the mandatory tender and retain their Series 2001 Bonds.

                               (End of Article V)

                                  ARTICLE VI

                    THE TRUSTEE, REGISTRAR, PAYING AGENTS,
                  AUTHENTICATING AGENTS AND REMARKETING AGENT

          SECTION 6.01. Trustee's Acceptance and Responsibilities. The Trustee accepts the trusts imposed upon it by this Indenture, and agrees to observe and perform those trusts, but only upon and subject to the terms and conditions set forth in this Article, to all of which the parties hereto and the Holders agree.

          (a)  Prior to the occurrence of a default or an Event of Default
     (as defined in Section 7.01 hereof) of which the Trustee has been notified, as provided in paragraph (f) of Section 6.02 hereof, or of which by that paragraph the Trustee is deemed to have notice, and after the cure or waiver of all defaults or Events of Default which may have occurred,

                    (i) the Trustee undertakes to perform only those duties and obligations which are set forth specifically in this Indenture, and no duties or obligations shall be implied to the Trustee;

                    (ii) in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are required specifically to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case a default or an Event of Default has occurred and is continuing hereunder (of which the Trustee has been notified, or is deemed to have notice), the Trustee shall exercise those rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                    (i) this Subsection shall not be construed to affect the limitation of the Trustee's duties and obligations provided in subparagraph (a)(i) of this Section or the Trustee's right to rely on the truth of statements and the correctness of opinions as provided in subparagraph (a)(ii) of this Section;

                    (ii) the Trustee shall not be liable for any error of judgment made in good faith by any one of its officers, unless it shall be established that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                    (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that payment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

          SECTION 6.02. Certain Rights and Obligations of the Trustee. Except as otherwise provided in Section 6.01 hereof:

          (a) The Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees (but shall be answerable therefor only in accordance with the standard specified above), (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Borrower) approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice.

          (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for:

                    (i) any recital in this Indenture, the Bonds or any other related document, statement or certificate,

                    (ii) the validity, priority, recording, re-recording, filing or re-filing of this Indenture or any Supplemental Indenture,

                    (iii) any instrument or document of further assurance or collateral assignment,

                    (iv) insurance of the Project or collection of insurance moneys,

                    (v) the validity of the execution by the Issuer of this Indenture, any Supplemental Indenture or instruments or documents of further assurance,

                    (vi) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or

                    (vii)  the value of or title to the Project.

     The Trustee shall not be bound to ascertain or inquire as to the observance or performance of any covenants, agreements, or obligations on the part of the Issuer or the Borrower under the Agreement except as set forth hereinafter; but the Trustee may require of the Issuer or the Borrower full information and advice as to the observance or performance of those covenants, agreements, and obligations. Except as otherwise provided in
     Section 7.04 hereof, the Trustee shall have no obligation to observe or perform any of the duties of the Issuer under the Agreement.

          (c) The Trustee shall not be accountable for the application by the Borrower or any other Person of the proceeds of any Bonds authenticated or delivered hereunder.

          (d) The Trustee shall be protected, in the absence of bad faith on its part, in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who is the Holder for any Bonds at the time of making the request or giving the authority or consent, shall be conclusive and binding upon all future Holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

          (e) As to the existence or nonexistence of any fact for which the Issuer, the Letter of Credit Bank or the Borrower may be responsible or as to the sufficiency or validity of any instrument, document, report, paper or proceeding, the Trustee, in the absence of bad faith on its part, shall be entitled to rely upon a certificate signed on behalf of the Issuer, the Letter of Credit Bank or the Borrower by an authorized officer or agent thereof as sufficient evidence of the facts recited therein. Prior to the occurrence of a default or Event of Default hereunder of which the Trustee has been notified, as provided in paragraph (f) of this Section, or of which by that paragraph the Trustee is deemed to have notice, the Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided, that the Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and, provided further, that the Trustee shall not be bound to secure any further evidence. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records, to the effect that resolutions have been adopted by the Issuing Authority in the form recited in that certificate, as conclusive evidence that the resolutions have been duly adopted and are in full force and effect.

          (f) The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in paragraph (a), (b), (c) and (g) of
     Section 7.01 hereof, unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Issuer, the Letter of Credit Bank or by the Holders of at least ten percent of the aggregate principal amount of the Bonds then outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

          (g) At any reasonable time, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Issuer pertaining to the Project, the Letter of Credit and the Bonds, and (ii) may take any memoranda from and in regard thereto and make copies thereof as the Trustee may desire.

          (h) The Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise in respect of the premises.

          (i) Notwithstanding anything contained elsewhere in this Indenture, except in connection with an Event of Default under Section 7.01(f) hereof, the Trustee may demand any showings, certificates, reports, opinions, appraisals and other information, and any entity action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Bonds or the taking of any action whatsoever within the purview of this Indenture, if the Trustee deems it to be desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds or the right of any Person to the taking of any other action by the Trustee; provided, that the Trustee shall not be required to make that demand.

          (j)  Before taking action hereunder pursuant to Section 6.04 or
     Article VII hereof (with the exception of any action required to be taken under Section 7.02 or 7.03 hereof and except with respect to drawings made under the Letter of Credit), the Trustee may require that a satisfactory indemnity bond be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its negligence or willful default. The Trustee may take action without that indemnity, and in that case, the Borrower shall reimburse the Trustee for all of the Trustee's expenses pursuant to Section 6.03 hereof.

          (k) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purpose for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided, that those moneys need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or otherwise agreed to in writing with the Issuer or the Borrower.

          (l) Any resolutions by the Issuer, and any opinions, certificates and other instruments and documents for which provision is made in this Indenture, may be accepted by the Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

          SECTION 6.03. Fees, Charges and Expenses of Trustee, Registrar, Paying Agents and Authenticating Agents. The Trustee, the Registrar and any Paying Agent or Authenticating Agents shall be entitled to payment or reimbursement by the Borrower, as provided in the Agreement, for reasonable fees for its Ordinary Services rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by them in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedules shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith.

          Without creating a default or an Event of Default hereunder, however, the Borrower may contest in good faith the necessity for any Extraordinary Service and Extraordinary Expense and the reasonableness of any fee, charge or expense, provided that any such contest shall be initiated by the Borrower within ten days after the Borrower has notice of such Extraordinary Services or Extraordinary Expenses or else no contest shall be allowed.

          The Trustee, the Registrar and any Paying Agents or Authenticating Agents shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by their negligence or willful misconduct. The payments to which the Trustee, the Registrar and any Paying Agents or Authenticating Agents are entitled hereunder shall be made only from
(i) the applicable Project Fund, or (ii) from other moneys available therefor. Any amounts payable to the Trustee, the Registrar or any Paying Agent or Authenticating Agent pursuant to this Section 6.03 shall be payable upon demand and shall bear interest from the date of demand therefor at the Interest Rate for Advances.

          SECTION 6.04. Intervention by Trustee. The Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least twenty-five percent of the aggregate principal amount of Bonds then outstanding, in any judicial proceeding to which the Issuer or the Borrower is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interest of Holders of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity bond be provided to it in accordance with Sections
6.01 and 6.02 hereof before it takes action under this Section.

          SECTION 6.05. Successor Trustee. Anything herein to the contrary notwithstanding,

          (a) any corporation or association (i) into which the Trustee may be converted or merged, (ii) with which the Trustee or any successor to it may be consolidated, or (iii) to which it may sell or transfer it assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor Trustee
                       ---- -----
     hereunder and shall be vested with all of the title to the whole property or trust estate hereunder; and

          (b) that corporation or association shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

Any successor Trustee, however, (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be in good standing within the State,
(iii) shall be duly authorized to exercise trust powers within the State, and
(iv) shall have a reported capital and surplus of not less than $50,000,000.

          SECTION 6.06. Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including without limitation, the laws of the State) denying or restricting the right of banks or trust companies to transact business as trustees in that jurisdiction. It is recognized that, (a) if there is litigation under the Indenture or other instruments or documents relating to the Bonds and the Project, and in particular, in case of the enforcement hereof or thereof upon a default or an Event of Default, or (b) if the Trustee should deem that, by reason of any present or future law of any jurisdiction, it may not (i) exercise any of the powers, rights or remedies granted herein to the Trustee, (ii) hold title to the properties, in trust, as granted herein, or (iii) take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an individual or additional institution as a co-Trustee. The following provisions of this Section are adapted to these ends.

          In the event that the Trustee appoints an individual or additional institution as a co-Trustee, each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee shall be exercisable by, vest in and be conveyed to that co-Trustee, but only to the extent necessary for it to be so vested and conveyed and to enable that co-Trustee to exercise it. Every covenant, agreement and obligation necessary to the exercise thereof by that co-Trustee shall run to and be enforceable by it.

          Should any instrument or document in writing from the Issuer reasonably be required by the co-Trustee so appointed by the Trustee for vesting and conveying more fully and certainly in and to that co-Trustee those trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens, that instrument or document shall be executed, acknowledged and delivered, but not prepared, by the Issuer. In case any co-Trustee or a successor to it shall die, become incapable of acting, resign or be removed, all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the co-Trustee shall be exercised by, vest in and be conveyed to the Trustee, to the extent permitted by law, until the appointment of a successor to the co-Trustee.

          SECTION 6.07. Resignation by the Trustee. The Trustee may resign at any time from the trusts created hereby by giving written notice of the resignation to the Issuer, the Borrower, the Letter of Credit Bank, the Remarketing Agent, the Registrar, any Paying Agents and Authenticating Agents and the Original Purchasers of each series of Bonds then outstanding and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business fifteen days prior to the mailing. The resignation shall take effect upon the appointment of a successor Trustee.

          SECTION 6.08. Removal of the Trustee. The Trustee may be removed at any time by an instrument or document or concurrent instruments or documents in writing delivered to the Trustee, with copies thereof mailed to the Issuer, the Registrar, the Letter of Credit Bank, the Remarketing Agent, any Paying Agents, and Authenticating Agents and the Borrower, and signed by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

          The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the Holders of not less than 25% in aggregate principal amount of the Bonds then outstanding under this Indenture.

          Any removal of the Trustee shall take effect upon the appointment of a successor Trustee by the Borrower, the Holders or the court, respectively.

          SECTION 6.09. Appointment of Successor Trustee. If (i) the Trustee shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) the Trustee shall be taken under the control of any public officer or officers, or (iii) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Borrower; provided, that if a successor Trustee is not so appointed within ten days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided in Sections 6.07 and
6.08 hereof, respectively, or (b) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Borrower shall not have appointed a successor Trustee, the Holders of a majority in aggregate principal amount of Bonds then outstanding may designate a successor Trustee by an instrument or document or concurrent instruments or documents in writing signed by or on behalf of those Holders. If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section, the Holder of any Bond outstanding hereunder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

          Every successor Trustee appointed pursuant to this Section (i) shall be a trust company or a bank having the powers of a trust company (ii) shall be in good standing within the State, (iii) shall be duly authorized to exercise trust powers within the State, (iv) shall have a reported capital and surplus of not less than $50,000,000 and (v) shall be willing to accept the trusteeship under the terms and conditions of this Indenture.

          Every successor Trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Letter of Credit Bank, the Remarketing Agent, the Registrar, any Authenticating Agent, any Paying Agent and the Borrower, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Issuer, the Letter of Credit Bank or the Borrower, the predecessor Trustee (i) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor Trustee hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including without limitation, all securities and moneys) held by it as Trustee. Should any instrument or document in writing from the Issuer be requested by any successor Trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interest and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor Trustee, the Issuer shall execute, acknowledge and deliver that instrument or document.

          In the event of a change in the Trustee, the predecessor Trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Registrar, Authenticating Agent and a Paying Agent for any of the Bonds, to the extent it served in any of those capacities. The successor Trustee shall become custodian and, if applicable, Registrar, Authenticating Agent and a Paying Agent.

          SECTION 6.10. Adoption of Authentication. In case any of the Bonds shall have been authenticated, but shall not have been delivered, any successor Trustee, Registrar or Authenticating Agent may adopt the certificate of authentication of any predecessor Trustee, Registrar or Authenticating Agent and may deliver those Bonds so authenticated as provided herein. In case any Bonds shall not have been authenticated, any successor Trustee, Registrar or Authenticating Agent may authenticate those Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the predecessor Trustee, Registrar or Authenticating Agent.

          SECTION 6.11.  Registrars.

          (a)  Succession.  Anything herein to the contrary notwithstanding, any
               ----------
corporation or association (i) into which a Registrar may be converted or merged, (ii) with which a Registrar or any successor to it may be consolidated, or (iii) to which it may sell or transfer its assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and
                                                     ----------
become successor Registrar to that Registrar hereunder and shall be vested with each and every power, right, duty, obligation, discretion and privilege expressed or intended by this Indenture to be exercised by or vested in the predecessor Registrar, without the execution or filing of any instrument or document or any further act on the part of any of the parties hereto.

          (b)  Resignation.  A Registrar may resign at any time by giving
               -----------
written notice of its resignation to the Issuer, the Borrower, the Trustee, the Letter of Credit Bank, the Remarketing Agent, the Original Purchasers of each series of Bonds then outstanding for which it is Registrar, and to each Paying Agent and Authenticating Agent for those series of Bonds, at least 60 days before the resignation is to take effect. The resignation shall take effect immediately, however, upon the appointment of a successor Registrar, if the successor Registrar is appointed and accepts that appointment before the time stated in the notice.

          (c)  Removal.  The Registrar may be removed at any time by an
               -------
instrument or document or concurrent instruments or documents in writing delivered to the Registrar, with copies thereof mailed to the Issuer, the Trustee, the Letter of Credit Bank, the Remarketing Agent and the Borrower, and signed by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

          (d)  Appointment of Successors.  If (i) a Registrar shall resign,
               -------------------------
shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) a Registrar shall be taken under the control of any public officer or officers, (iii) a receiver shall be appointed for a Registrar by a court, or (iv) a Registrar shall have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws or commence a proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety days, then a successor Registrar shall be appointed by the Borrower and the Trustee; provided, that if a successor Registrar is not so appointed within ten days after (a) a notice of resignation or an instrument or document of removal is received by the Issuer, as provided above, or (b) the Registrar is dissolved, taken under control, becomes incapable of acting or a receiver is appointed, in each case, as provided above, then, if the Borrower and the Trustee shall not have appointed a successor Registrar, the Trustee or the Holders of a majority in aggregate principal amount of Bonds then outstanding may designate a successor Registrar by an instrument or document or concurrent instruments or documents in writing signed by the Trustee, or in the case of the Holders, by or on behalf of those Holders.

          Every successor Registrar appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Issuer, the Letter of Credit Bank, the Remarketing Agent, the Trustee and the Borrower, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the properties, remedies, powers, rights, duties, obligations, discretion, privileges, claims, demands, causes of action, immunities, titles and interest of its predecessor. Upon the written request of its successor, the Issuer, the Letter of Credit Bank or the Borrower, a predecessor Registrar (i) shall execute and deliver an instrument or document transferring to its successor all of the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests of it as predecessor Registrar hereunder, and
(ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property and records (including without limitation, the Register and any cancelled Bonds) held by it as Registrar. Should any instrument or document in writing from the Issuer be requested by any successor Registrar for vesting and conveying more fully and certainly in and to that successor the properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, titles and interests vested or conveyed or intended to be vested or conveyed hereby in or to a predecessor Registrar, the Issuer shall execute, acknowledged and deliver that instrument or document.

          (e)  Compensation and Other Applicable Provisions.  The Trustee shall
               --------------------------------------------
pay to the Registrar from time to time reasonable compensation as authorized in
Section 6.03 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.03 hereof.

          The provisions of Section 3.05 and Subsection 6.02(d) shall be applicable to the Registrar.

          SECTION 6.12. Designation and Succession of Paying Agents. The Trustee shall be a Paying Agent for the Bonds, and, with the consent of the Issuer, the Trustee may appoint a Paying Agent or Agents with power to act on its behalf and subject to its direction in the payment of Bond Service Charges on any series of Bonds. It is the responsibility of the Trustee to establish the duties and responsibilities of any Paying Agent for the purposes of this Indenture, to the extent not specified herein.

          Any corporation or association with or into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Paying Agent shall be a party, or any corporation or association succeeding to the trust business of any Paying Agent, shall be the successor of that Paying Agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the Paying Agent or that successor corporation or association.

          Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, to the Registrar and to the Borrower. The Trustee may at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent, to the Registrar and to the Borrower. Upon receiving such a notice of resignation or upon such termination, or in case at any time any Paying Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Paying Agent. The Trustee shall give written notice of appointment of a successor Paying Agent to the Borrower, the Issuer and the Registrar and shall mail, within ten days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register on the date of that appointment.

          The Trustee shall pay to any Paying Agent from time to time reasonable compensation as authorized in Section 6.03 hereof for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section
6.03 hereof.

          The provisions of Section 3.05 and Subsection 6.02(d) shall be applicable to any Paying Agent.

          SECTION 6.13. Designation and Succession of Authenticating Agents. With the consent of the Issuer, the Trustee may appoint an Authenticating Agent or Agents, in addition to the Registrar, with power to act on its behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under Sections 3.06 and 4.02 hereof. For all purposes of this Indenture, the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall be deemed to be authentication and delivery of those Bonds by the Trustee.

          Any corporation or association with or into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or association succeeding to the trust business of any Authenticating Agent, shall be the successor of that Authenticating Agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or association.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, to the Registrar, to the Letter of Credit Bank, to the Remarketing Agent, and to the Borrower. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent to the Registrar, to the Letter of Credit Bank, to the Remarketing Agent, and to the Borrower. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent. The Trustee shall give written notice of appointment of a successor Authenticating Agent to the Borrower, the Issuer, the Letter of Credit Bank, the Remarketing Agent and the Registrar and shall mail, by first class mail, postage prepaid, within ten days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register on the date of that appointment.

          The Trustee shall pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 6.03 hereof.

          The provisions of Section 3.05 and Subsections 6.02(b), (c), (d), (h) and (i) shall be applicable to any Authenticating Agent.

          SECTION 6.14. Dealing in Bonds. The Trustee, the Letter of Credit Bank, the Remarketing Agent, a Registrar, a Paying Agent and an Authenticating Agent, their affiliates, and any directors, officers, partners, employees or agents thereof, in good faith, may become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Registrar, the Letter of Credit Bank, the Remarketing Agent, Paying Agents or Authenticating Agents did not serve in those capacities.

          SECTION 6.15. Representations, Agreements and Covenants of Trustee. The Trustee hereby represents that it is a national banking association duly organized and validly existing under the laws of the United States of America, in good standing and duly authorized to exercise corporate trust powers in the State, and that it has an unimpaired reported capital and surplus of not less than $50,000,000. The Trustee covenants that it will take such action, if any, as is necessary to remain in good standing and duly authorized to exercise corporate trust powers in the State, and that it will maintain an unimpaired reported capital and surplus of not less than $50,000,000. The Trustee accepts and agrees to observe and perform the duties and obligations of the Trustee to which reference is made in any instrument or document providing security for any of the Bonds.

          SECTION 6.16. Concerning the Remarketing Agent. The Issuer hereby appoints Huntington Capital Corp. as the Remarketing Agent. Any subsequent Remarketing Agent shall be appointed by the Borrower with the consent of the Letter of Credit Bank, and shall meet the qualifications set forth in this Section and Section 6.17 hereof. The Remarketing Agent shall designate to the Trustee its designated office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Letter of Credit Bank, the Borrower and the Trustee under which the Remarketing Agent will agree particularly to:

          (a) compute the Seven Year Interest Rate, the Five Year Interest Rate, the Fixed Interest Rate, the One Year Interest Rate, the Six Month Interest Rate, the Three Month Interest Rate and the Weekly Interest Rate and give notice to the Trustee, the Letter of Credit Bank and the Borrower on each applicable Interest Rate Determination Date, all in accordance with this Indenture;

          (b) keep such records relating to the Seven Year Interest Rate, Five Year Interest Rate, the Fixed Interest Rate, the One Year Interest Rate, the Six Month Interest Rate, the Three Month Interest Rate and the Weekly Interest Rate as shall be consistent with prudent industry practice and to make such records available for inspection by the Issuer, the Trustee, the Letter of Credit Bank and the Borrower at all reasonable times; and

          (c) perform all of its functions and duties under this Indenture.

          The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

          The Remarketing Agent shall be entitled to appoint a co-Remarketing Agent to assist in the performance of the Remarketing Agent's obligations under this Indenture, and such appointment shall be effective without any action by the Issuer, the Borrower or the Letter of Credit Bank being necessary; provided that such co-Remarketing Agent shall be a member in good standing of the National Association of Securities Dealers, Inc., having a capitalization of at least $2,000,000, shall be in conformity with all standards and requirements of the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, and shall be authorized by law to perform all the duties imposed upon it by this Indenture.

          SECTION 6.17. Qualifications of Remarketing Agent. The Remarketing Agent shall be a member in good standing of the National Association of Securities Dealers, Inc., having a capitalization of at least $2,000,000, shall be in conformity with all standards and requirements of the Municipal Securities Rulemaking Board and the Securities and Exchange Commission, and shall be authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days prior written notice to the Issuer, the Borrower, the Letter of Credit Bank and the Trustee. The Remarketing Agent may be removed at any time by the Borrower and the Letter of Credit Bank upon at least 15 days prior written notice. To effect such removal, the Borrower and the Letter of Credit Bank shall furnish to the Remarketing Agent, the Trustee and the Issuer a certificate announcing such removal.

          Upon any resignation or removal of the Remarketing Agent, the departing Remarketing Agent shall pay over, assign and deliver any moneys and Series 2001 Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

          In the event that the Remarketing Agent shall resign, or be removed or dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or Federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Borrower and the Letter of Credit Bank shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, shall ipso facto be deemed to be the Remarketing Agent until the
                    ---- -----
appointment by the Borrower and the Letter of Credit Bank of the successor Remarketing Agent; provided, however, that the Trustee shall not (i) establish interest rates otherwise than as provided in clause (b) of each of the definitions of the Interest Rate Modes or (ii) remarket Series 2001 Bonds, but shall be required only to implement the purchase of Series 2001 Bonds pursuant to a draw on the respective Letters of Credit as provided for in Sections 2.05 and 2.06 hereof.

          The Trustee shall, within thirty (30) days of the resignation or removal of the Remarketing Agent or the appointment of a successor Remarketing Agent, give notice thereof by registered or certified mail to the registered holders of the Series 2001 Bonds.

          SECTION 6.18. Remarketing of Series 2001 Bonds. No later than (i) 12:00 noon local time at the designated corporate trust office of the Trustee on the seventh Business Day prior to each Bond Purchase Date while Series 2001 Bonds are in an Interest Rate Mode other than the Weekly Interest Rate or (ii) six calendar days prior to each Bond Purchase Date while Series 2001 Bonds bear interest at the Weekly Interest Rate, the Trustee shall give notice to the Remarketing Agent by telephone, telecopier, facsimile or telegraph, confirmed on the same day in writing, which states (a) the name and address of each Holder which has given notice of exercise of an option with respect to such Bond Purchase Date as provided in paragraph B. of Section 2.05 hereof, and the principal amount and series of Series 2001 Bonds to be tendered by such Holder and/or (b) the aggregate principal amount and series of Series 2001 Bonds deemed to be tendered pursuant to Section 2.06 hereof. No later than (i) 12:00 noon local time at the designated corporate trust office of the Trustee on the fifth Business Day prior to such Bond Purchase Date while such Series 2001 Bonds are in an Interest Rate Mode other than the Weekly Interest Rate or (ii) 11:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the Business Day immediately prior to such Bond Purchase Date while such Series 2001 Bonds bear interest at the Weekly Interest Rate, the Trustee shall give notice to the Remarketing Agent by telephone, telecopier, facsimile or telegraph, confirmed on the same day in writing, which states the principal amount of such Series 2001 Bonds duly tendered by each Holder with respect to such Bond Purchase Date as provided in paragraph B. of Section 2.05 hereof and/or deemed to be tendered pursuant to Section 2.06 hereof.

          Based upon such notices from the Trustee, the Remarketing Agent shall use its best efforts to sell all Series 2001 Bonds tendered or deemed to be tendered pursuant to Sections 2.05 or 2.06 hereof for settlement on the applicable Bond Purchase Date.

          The Remarketing Agent shall have the right to remarket any Series 2001 Bond (or portion thereof) tendered or deemed to be tendered pursuant to Sections
2.05 or 2.06 hereof; provided, however, that no such Series 2001 Bond shall be remarketed at a price of less than 100% of the principal amount thereof; and provided further, that the Series 2001 Bonds shall not be remarketed to the Issuer, the Borrower or to an affiliate or insider (as defined in the United States Bankruptcy Code) of the Borrower. Any purchase of the Series 2001 Bonds or beneficial ownership interests therein by the Borrower pursuant to a draw on a Letter of Credit shall not constitute a remarketing thereof. The Remarketing Agent shall have the right to purchase any Series 2001 Bond tendered or deemed to be tendered pursuant to Sections 2.05 or 2.06 hereof at 100% of the principal amount thereof, and to thereafter sell such Series 2001 Bond. Any such purchase shall constitute a remarketing hereunder.

          No later than 11:00 a.m. according to the local time at the designated office of the Trustee on each Bond Purchase Date, the Remarketing Agent shall pay to the Trustee, in immediately available funds, the proceeds theretofore received by the Remarketing Agent from the remarketing of Series 2001 Bonds tendered for purchase on such Bond Purchase Date. The Trustee shall deposit such proceeds into the Bond Fund and use them to purchase Series 2001 Bonds tendered for purchase, pursuant to the provisions of Section 5.04 hereof.

          SECTION 6.19 Delivery of Purchased Series 2001 Bonds. On or before 10:00 a.m. the Business Day next preceding each Bond Purchase Date, the Remarketing Agent, by telephonic advice, shall notify the Trustee of (i) the principal amount of each series of Series 2001 Bonds to be sold by the Remarketing Agent pursuant to
Section 6.18 hereof and the names, addresses and social security numbers or other tax identification numbers of the proposed purchasers thereof and (ii) the principal amount of each series of Series 2001 Bonds tendered for purchase on such Bond Purchase Date which will not be sold by the Remarketing Agent pursuant to Section 6.18 hereof. Such telephonic advice shall be confirmed by written notice delivered or mailed on the same date as the telephonic advice.

          Series 2001 Bonds purchased by the Trustee pursuant to Section 2.05 or
Section 2.06 hereof shall be delivered as follows:

          (a)  Series 2001 Bonds sold by the Remarketing Agent pursuant to
     Section 6.18 hereof shall be delivered to the purchasers thereof.

          (b)  Series 2001 Bonds not sold by the Remarketing Agent pursuant to
     Section 6.18 hereof shall be registered in the names of the Borrower, as pledgor, and the Letter of Credit Bank, as pledgee, and delivered to the Letter of Credit Bank to be held by the Letter of Credit Bank pursuant to the pledge of such Bonds provided for in the Letter of Credit Agreement.

          Series 2001 Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.


                              (End of Article VI)

                                 ARTICLE VII

                        DEFAULT PROVISIONS AND REMEDIES
                             OF TRUSTEE AND HOLDERS


          SECTION 7.01. Defaults; Events of Default. The occurrence of any of the following events is defined as and declared to be and to constitute an Event of Default hereunder:

          (a) Payment of any interest on any Bond shall not be made when and as that interest shall become due and payable;

          (b) Payment of the principal of or any premium on any Bond shall not be made when and as that principal or premium shall become due and payable, whether at stated maturity, by redemption, pursuant to any mandatory sinking fund requirements, by acceleration or otherwise;

          (c) Failure to pay, by the Bond Purchase Date, amounts due to the Holder of any Bond who has tendered such Bond to the Trustee for purchase or redemption pursuant to Section 2.05 or Section 2.06 hereof;

          (d) Failure by the Issuer to observe or perform any other covenant, agreement or obligation on its part to be observed or performed contained in this Indenture or in the Bonds, which failure shall have continued for a period of 60 days after written notice, by registered or certified mail, to the Issuer, the Letter of Credit Bank and the Borrower specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than 25 percent in aggregate principal amount of Bonds then outstanding;

          (e) The occurrence and continuation of an Event of Default as defined in Section 7.1 of the Agreement;

          (f) Receipt by the Trustee of a written notice from the Letter of Credit Bank that an Event of Default has occurred under the Letter of Credit Agreement and directing the Trustee to accelerate the maturity of the Series 2001 Bonds;

          (g) Failure of the Letter of Credit Bank to honor any drawing in accordance with the terms of the Letter of Credit;

          (h) The Letter of Credit Bank shall: (i) commence a proceeding under any federal or state insolvency, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for 90 days; or (ii) have a receiver, conservator, liquidator or trustee appointed for it or for the whole or any substantial part of its property; and

          (i) Receipt by the Trustee of written notice from the Letter of Credit Bank that, subsequent to any remarketing or interest drawing by the Trustee under the Letter of Credit, the amount available to be drawn by the Trustee under the Letter of Credit has not been reinstated in accordance with the Letter of Credit Agreement.

          The term "default" or "failure" as used in this Article means (i) a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Bonds, or (ii) a default or failure by the Borrower under the Agreement, exclusive of any period of grace or notice required to constitute a default or failure an Event of Default, as provided above or in the Agreement.

          The provisions of paragraph (h) above are subject to the condition that the declaration of an Event of Default due to any of the acts or circumstances specified therein, and the exercise of remedies upon any such declaration, shall be subject to any applicable limitations of bankruptcy, insolvency or receivership laws applicable to the Letter of Credit Bank affecting or precluding such declaration or exercise during the pendency of or immediately following any bankruptcy, insolvency, receivership, liquidation or reorganization proceedings.

          SECTION 7.02. Notice of Default. If an Event of Default shall occur, the Trustee shall give written notice of the Event of Default, by registered or certified mail, to the Issuer, the Borrower, the Letter of Credit Bank, the Remarketing Agent, the Registrar, any Paying Agent and Authenticating Agent and the Original Purchasers of each series of Bonds, within five days after the Trustee has received notice pursuant to Section 6.02(f) of an Event of Default, or the Event of Default is an event as described in Section 7.01(a), (b), (c) or
(g) hereof. In addition, the Trustee shall promptly notify the Borrower by telephone if the Trustee has not received any Loan Payment on the date on which such Loan Payment is due.

          SECTION 7.03. Acceleration. Upon the occurrence of an Event of Default as specified in paragraph (a), (b), (c), (f), (g), (h) or (i) of Section
7.01 hereof, the Trustee shall declare, by a notice in writing delivered to the Borrower, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of any other Event of Default, the Trustee shall, upon the written direction of the Letter of Credit Bank, declare by a notice in writing delivered to the Borrower the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately.

          Any such declaration shall be by immediate notice in writing to the Issuer, the Letter of Credit Bank, the Remarketing Agent, and the Borrower, and, upon said declaration, principal and interest on all Bonds shall become and be immediately due and payable. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section 4.04 hereof with respect to the redemption of the Bonds. Such notice shall specify the date on which payment of principal and interest shall be tendered to the Holders of the Bonds. Interest shall accrue to the payment date determined by the Trustee (which date shall be within the period for which principal and interest on the Bonds is covered by the amounts available under the Letter of Credit) pursuant to such declaration or the actual payment date, if

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later. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Agreement to declare all payments thereunder to be immediately due and payable and shall immediately draw upon the Letter of Credit to the full extent permitted by the terms thereof.

          SECTION 7.04. Other Remedies; Rights of Holders. With or without taking action under Section 7.03 hereof, upon the occurrence and continuance of an Event of Default, the Trustee may pursue any other available remedy to enforce the payment of Bond Service Charges or the observance and performance of any other covenant, agreement or obligation under this Indenture, the Agreement or any other instrument providing security, directly or indirectly, for the Bonds.

          If, upon the occurrence and continuance of an Event of Default as specified in paragraph (d) or (e) of Section 7.01 hereof, the Trustee is requested so to do by the Holders of at least a majority in aggregate principal amount of Bonds outstanding and by the Letter of Credit Bank (if no Event of Default under Section 7.01(g) or (h) has occurred and is continuing), the Trustee (subject to the provisions of Sections 6.01 and 6.02 and particularly subparagraph 6.01(c)(iv) and Subsection 6.02(j) of those Sections), shall exercise any rights and powers conferred by this Section and by Section 7.03 hereof.

          No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy.
Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing. Anything in the foregoing to the contrary notwithstanding, so long as no Event of Default under Section 7.01(g) or (h) has occurred and is continuing, the Letter of Credit Bank shall have the exclusive right to give direction to the Trustee as to remedies.

          No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

          No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

          As the assignee of all right, title and interest of the Issuer in and to the Agreement (except for the Unassigned Issuer's Rights), the Trustee is empowered to enforce each remedy, right and power granted to the Issuer under the Agreement. In exercising any remedy, right or power thereunder or hereunder, the Trustee shall take any action which would best serve the interests of the Holders in the judgment of the Trustee, applying the standards described in Section 6.01 and 6.02 hereof.

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

          SECTION 7.05. Right of Holders to Direct Proceedings. Anything to the contrary in this Indenture notwithstanding, the Holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right at any time to direct, by an instrument or document or instruments or documents in writing executed and delivered to the Trustee, the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder; provided, that (i) any direction shall not be other than in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 6.01 and 6.02, (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction, and (iv) anything in the foregoing to the contrary notwithstanding, so long as no Event of Default under Section 7.01(g) or (h) has occurred and is continuing, the Letter of Credit Bank shall have the exclusive right to give any such directions to the Trustee.

          SECTION 7.06. Application of Moneys. All moneys received by the Trustee after acceleration of the maturity of the Bonds and derived from any drawing made upon a Letter of Credit shall be applied by the Trustee to and only to the payment of principal of or interest on the series of Bonds it secures. Subject to the foregoing, after payment of any costs, expenses, liabilities and advances paid, incurred or made by the Trustee hereunder or under the Bonds or the Agreement (including without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article VII), all moneys held or received by the Trustee under this Indenture, including any moneys in the Project Fund, shall be applied as follows, subject to any provision made pursuant to Sections 4.05, 5.07 or
5.08 hereof:

          (a) Unless the principal of all of the Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied;

               First -- To the payment to the Holders entitled thereto of all installments of interest then due on the Bonds, in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds; and

               Second -- To the payment to the Holders entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity, by redemption or pursuant to any mandatory sinking fund requirements, in the order of their due dates, beginning with the earliest due date, with interest on those Bonds from the respective dates upon which they become due at the rates specified in those Bonds, and if the amount available is not sufficient to pay in full all Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to

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

          the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds.

          (b) If the principal of all of the Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article, all of those moneys shall be deposited into the Bond Fund and shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds. Moneys remaining in the Bond Fund thereafter shall be applied as set forth in Section 5.08 hereof.

          (c) If the principal of all of the Bonds shall have been declared to be due and payable pursuant to this Article, and if that declaration thereafter shall have been rescinded and annulled under the provisions of
     Section 7.10 hereof, subject to the provisions of paragraph (b) of this
     Section in the event that the principal of all of the Bonds shall become due and payable later, the moneys shall be deposited in the Bond Fund and shall be applied in accordance with the provisions of Article V.

          (d) Whenever moneys are to be applied pursuant to the provisions of this Section, those moneys shall be applied as soon as practicable as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys to payment of principal of and interest on the Bonds, it shall fix the date upon which the application is to be made, and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, all consistent with the requirements of Section 3.05 hereof for the establishment of, and for giving notice with respect to, a Special Record Date for the payment of overdue interest. The Trustee shall not be required to make payment of principal of and any premium on a Bond to the Holder thereof, until the Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully.

          SECTION 7.07. Remedies Vested in Trustee. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Holders of the outstanding Bonds, subject to the provisions of this Indenture.

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

          SECTION 7.08. Rights and Remedies of Holders. A Holder shall not have any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

          (a) there has occurred and is continuing an Event of Default of which the Trustee has been notified, as provided in paragraph (f) of Section 6.02 hereof, or of which it is deemed to have notice under that paragraph,

          (b) the Holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 6.01 and 6.02 hereof, and

          (c) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

At the option of the Trustee, that notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case, to the institution of any suit, action or proceeding described above. Anything in the foregoing to the contrary notwithstanding, no Holder of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder unless an Event of Default under Section 7.01(g) or (h) hereof shall have occurred and be continuing.

          No one or more Holders of the Bonds shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Bonds then outstanding. Nothing in this Indenture shall affect or impair, however, the right of any Holder to enforce the payment of the Bond Service Charges on any Bond owned by that Holder at and after the maturity thereof, at the place, from the sources and in the manner expressed in that Bond.

          SECTION 7.09. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceedings, and the suit, action or proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Issuer, the Trustee and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceedings had been taken.

          SECTION 7.10. Waivers of Events of Default. Except as hereinafter provided, at any time, in its discretion, the Trustee, but only with the express written consent of

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

the Letter of Credit Bank, other than in the case of an Event of Default described in Section 7.01(g) or (h) hereof, may waive any Event of Default hereunder and its consequences and may rescind and annul any declaration of maturity of principal of the Bonds. The Trustee shall do so upon the written request of the Letter of Credit Bank (other than in the case of an Event of Default described in Section 7.01(a), (b), (c), (g), (h) or (i) hereof).

          There shall not be so waived, however, any Event of Default described in paragraph (a), (b), (c) or (f) of Section 7.01 hereof or any declaration of acceleration in connection therewith rescinded or annulled except with the written consent of the Letter of Credit Bank. There shall not be so waived, however, any Event of Default described in paragraph (g), (h) or (i) of Section
7.01 hereof or any declaration of acceleration in connection therewith rescinded or annulled except with the written consent of the Holders of all Bonds then outstanding. In the case of the waiver or rescission and annulment, or in case any suit, action or proceedings taken by the Trustee on account of any Event of Default shall have been discontinued, abandoned or determined adversely to it, the Issuer, the Trustee, the Letter of Credit Bank and the Holders shall be restored to their former positions and rights hereunder, respectively. No waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

          SECTION 7.11. Certain Expenses as Expenses of Administration. In the event the Trustee incurs expenses or renders services after an Event of Default specified in Section 7.01 hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

                              (End of Article VII)

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

                                 ARTICLE VIII

                            SUPPLEMENTAL INDENTURES


          SECTION 8.01. Supplemental Indentures Generally. The Issuer and the Trustee may enter into indentures supplemental to this Indenture, as provided in this Article and pursuant to the other provisions therefor in this Indenture.

          SECTION 8.02. Supplemental Indentures Not Requiring Consent of Holders. Without the consent of, or notice to, any of the Holders, the Issuer and the Trustee with the consent of the Letter of Credit Bank may enter into indentures supplemental to this Indenture which shall not, in the opinion of the Trustee, be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

          (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

          (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority that lawfully may be granted to or conferred upon the Holders or the Trustee;

          (c)  To assign additional revenues under this Indenture;

          (d) To accept additional security and instruments and documents of further assurance with respect to the Project;

          (e) To add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture, including without limitation, the limitation of rights of redemption so that in certain instances Bonds of different series will be redeemed in some prescribed relationship to one another for the protection of the Holders of a particular series of Bonds;

          (f) To evidence any succession to the Issuer and the assumption by its successor of the covenants, agreements and obligations of the Issuer under this Indenture, the Agreement and the Bonds;

          (g) To permit the use of a book entry system to identify the owner of an interest in an obligation issued by the Issuer under this Indenture, whether that obligation was formerly, or could be, evidenced by a tangible security;

          (h) To permit the Trustee to comply with any obligations imposed upon it by law;

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

          (i) To specify further the duties and responsibilities of, and to define further the relationship among, the Trustee, the Registrar and any Authenticating Agents or Paying Agents;

          (j) To achieve compliance of this Indenture with any applicable federal securities or tax law;

          (k)  To evidence the appointment of a new Remarketing Agent;

          (l) To make necessary or advisable amendments or additions in connection with the issuance of Additional Bonds in accordance with Section
     2.07 hereof as do not adversely affect the interests of the Holders of Outstanding Series 2001 Bonds; and

          (m) To permit any other amendment which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Holders.

The Trustee may also accept, without the consent of or notice to any of the Holders, an Alternate Letter of Credit or any amendments to the Letter of Credit necessary to continue the effectiveness of the Letter of Credit as originally intended or which in the judgment of the Trustee are not to the prejudice of the Holders.

          The provisions of Subsections 8.02(h) and (j) shall not be deemed to constitute a waiver by the Trustee, the Registrar, the Issuer or any Holder of any right which it may have in the absence of those provisions to contest the application of any change in law to this Indenture or the Bonds.

          SECTION 8.03. Supplemental Indentures Requiring Consent of Holders. Exclusive of Supplemental Indentures to which reference is made in Section 8.02 hereof and subject to the terms, provisions and limitations contained in this Section, and not otherwise, with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, evidenced as provided in this Indenture, with the consent of the Letter of Credit Bank, and with the consent of the Borrower if required by Section 8.04 hereof, the Issuer and the Trustee may execute and deliver Supplemental Indentures adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or any Supplemental Indenture or restricting in any manner the rights of the Holders. Nothing in this Section or Section 8.02 hereof shall permit, however, or be construed as permitting:

          (a) without the consent of the Holder of each Bond so affected and the Letter of Credit Bank, (i) an extension of the maturity of the principal of or the interest on any Bond, (ii) a reduction in the principal amount of or premium on any Bond or a revision to the method of calculation of the rate of interest or premium thereon, or (iii) a reduction in the amount of or extension of the time of payment pursuant to any mandatory redemption provision or any optional tender provision, or

          (b) without the consent of the Holders of all Bonds then outstanding and the Letter of Credit Bank, (i) the creation of a privilege or priority of any Bond or Bonds over

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

     any other Bond or Bonds, or (ii) a reduction in the aggregate principal amount of the Bonds required for consent to a Supplemental Indenture.

          If the Issuer shall request that the Trustee execute and deliver any Supplemental Indenture for any of the purposes of this Section, upon (i) being satisfactorily indemnified with respect to its expenses in connection therewith, and (ii) if required by Section 8.04 hereof, receipt of the Borrower's consent and receipt of the Letter of Credit Bank's consent to the proposed execution and delivery of the Supplemental Indenture, the Trustee shall cause notice of the proposed execution and delivery of the Supplemental Indenture to be mailed by first class mail, postage prepaid, to all Holders of Bonds then outstanding at their addresses as they appear on the Register at the close of business on the fifteenth day preceding that mailing.

          The Trustee shall not be subject to any liability to any Holder by reason of the Trustee's failure to mail, or the failure of any Holder to receive, the notice required by this Section. Any failure of that nature shall not affect the validity of the Supplemental Indenture when there has been consent thereto as provided in this Section. The notice shall set forth briefly the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the designated corporate trust office of the Trustee for inspection by all Holders.

          If the Trustee shall receive, within a period prescribed by the Issuer, of not less than 60 days, but not exceeding one year, following the mailing of the notice, an instrument or document or instruments or documents, in form to which the Trustee does not reasonably object, purporting to be executed by the Holders of not less than the required percentage in aggregate principal amount of the Bonds then outstanding (which instrument or document or instruments or documents shall refer to the proposed Supplemental Indenture in the form described in the notice and specifically shall consent to the Supplemental Indenture in substantially that form), the Trustee shall, but shall not otherwise, execute and deliver the Supplemental Indenture in substantially the form to which reference is made in the notice as being on file with the Trustee, without liability or responsibility to any Holder, regardless of whether that Holder shall have consented thereto.

          Any consent shall be binding upon the Holder of the Bond giving the consent and, anything herein to the contrary notwithstanding, upon any subsequent Holder of that Bond and of any Bond issued in exchange therefor (regardless of whether the subsequent Holder has notice of the consent to the Supplemental Indenture). A consent may be revoked in writing, however, by the Holder who gave the consent or by a subsequent Holder of the Bond by a revocation of such consent received by the Trustee prior to the execution and delivery by the Trustee of the Supplemental Indenture. At any time after the Holders of the required percentage of Bonds shall have filed their consents to the Supplemental Indenture, the Trustee shall make and file with the Issuer a written statement that the Holders of the required percentage of Bonds have filed those consents. That written statement shall be conclusive evidence that the consents have been so filed.

          If the Holders of the required percentage in aggregate principal amount of Bonds outstanding shall have consented to the Supplemental

Indenture, as provided in this Section, no Holder shall have any right (a) to object to (i) the execution or delivery of the Supplemental Indenture, (ii) any of the terms and provisions contained therein, or (iii) the operation thereof,
(b) to question the propriety of the execution and delivery thereof, or (c) to enjoin or restrain the Trustee or the Issuer from that execution or delivery or from taking any action pursuant to the provisions thereof.

          SECTION 8.04. Consent of Borrower. Anything contained herein to the contrary notwithstanding, a supplemental Indenture executed and delivered in accordance with this Article VIII which affects any rights of the Borrower shall not become effective unless and until the Borrower shall have consented in writing to the execution and delivery of that Supplemental Indenture. The Trustee shall cause notice of the proposed execution and delivery of any Supplemental Indenture and a copy of the proposed Supplemental Indenture to be mailed to the Borrower, as provided in Section 13.03 hereof, (i) at least 30 days (unless waived by the Borrower) before the date of the proposed execution and delivery in the case of a Supplemental Indenture to which reference is made in Section 8.02 hereof, and (ii) at least 30 days (unless waived by the Borrower) before the giving of the notice of the proposed execution and delivery in the case of a Supplemental Indenture for which provision is made in Section
8.03 hereof.

          SECTION 8.05. Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Issuer in the execution and delivery of any Supplemental Indenture in accordance with this Article and to make the further agreements and stipulations which may be contained therein. Thereafter,

          (a)  that Supplemental Indenture shall form a part of this Indenture;

          (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes;

          (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and

          (d) the respective rights, duties and obligations under this Indenture of the Issuer, the Borrower, the Trustee, the Letter of Credit Bank, the Remarketing Agent, the Registrar, the Paying Agents, the Authenticating Agents and all Holders of Bonds then outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture.

          Express reference to any executed and delivered Supplemental Indenture may be made in the text of any Bonds issued thereafter, if that reference is deemed necessary or desirable by the Trustee or the Issuer. A copy of any Supplemental Indenture for which provision is made in this Article shall be mailed by the Trustee to the Registrar, each Authenticating Agent, Remarketing Agent, Paying Agent and the Original Purchasers of each series of Bonds affected thereby. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

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

          SECTION 8.06. Opinion of Counsel. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it as conclusive evidence that (i) any proposed Supplemental Indenture complies with the provisions of this Indenture, and (ii) it is proper for the Trustee to join in the execution of that Supplemental Indenture under the provisions of this Article. That counsel may be counsel for the Issuer or the Borrower.

          SECTION 8.07. Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the Holders, and the terms and provisions of the Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of (i) the Issuer, (ii) the Holders of all of the Bonds then outstanding, (iii) the Letter of Credit Bank, and (iv) if required by
Section 8.04 hereof, the Borrower.

                             (End of Article VIII)

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

                                  ARTICLE IX

                                  DEFEASANCE

          SECTION 9.01. Release of Indenture. If (i) the Issuer shall pay all of the outstanding Bonds, or shall cause them to be paid and discharged, or if there otherwise shall be paid to the Holders of the outstanding Bonds, all Bond Service Charges due or to become due thereon, and (ii) provision also shall be made for the payment of all other sums payable hereunder and under the Agreement, then this Indenture shall cease, determine and become null and void (except for those provisions surviving by reason of Section 9.03 hereof in the event the Bonds are deemed paid and discharged pursuant to Section 9.02 hereof), and the covenants, agreements and obligations of the Issuer hereunder shall be released, discharged and satisfied. Thereupon,

          (i) the Trustee shall release this Indenture (except for those provisions surviving by reason of Section 9.03 hereof in the event the Bonds are deemed paid and discharged pursuant to Section 9.02 hereof), and shall execute and deliver to the Issuer any instruments or documents in writing as shall be requisite to evidence that release and discharge or as reasonably may be requested by the Issuer, and

          (ii) the Trustee and any other Paying Agents shall assign and deliver to the Issuer any property subject at the time to the lien of this Indenture which then may be in their possession, except amounts in the Bond Fund required (a) to be paid to the Borrower or the Letter of Credit Bank under Section 5.08 hereof, or (b) to be held by the Trustee and the Paying Agents under Section 5.07 hereof or otherwise for the payment of Bond Service Charges.

          SECTION 9.02 Payment and Discharge of Bonds. All or any part of the Bonds shall be deemed to have been paid and discharged within the meaning of this Indenture, including without limitation, Section 9.01 hereof, if:

          (a) the Trustee as paying agent and any Paying Agents shall have received, in trust for and irrevocably committed thereto, sufficient moneys, which are Eligible Funds or which are funds derived from a draw on the applicable Letter of Credit, or

          (b) the Trustee shall have received, in trust for and irrevocably committed thereto, noncallable Government Obligations (purchased from Eligible Funds or funds derived from a draw on the applicable Letter of Credit) which are certified by an independent public accounting firm of national reputation to be of such maturities or redemption dates and interest payment dates, and to bear such interest, as will be sufficient together with any moneys to which reference is made in subparagraph (a) above, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (which earnings are to be held likewise in trust and so committed, except as provided herein), for the payment of all Bond Service Charges on those Bonds, at their maturity or redemption date, as the case may be, or if a default in payment shall have occurred on any maturity or redemption date, then for the payment of all Bond Service Charges thereon to the date of the tender of payment; provided, (i) with respect to provision for payment of any series of Bonds, such moneys represent, or such obligations were acquired with, moneys representing drawings made under the letter of credit related to such series of Bonds and (ii) if any of those Bonds are to be redeemed prior to the maturity thereof, notice of that redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of that notice.

          Any moneys held by the Trustee in accordance with the provisions of this Section may be invested by the Trustee only in noncallable Government Obligations having maturity dates, or having redemption dates which, at the option of the holder of those obligations, shall be not later than the date or dates at which moneys will be required for the purposes described above. To the extent that any income or interest earned by, or increment to, the investments held under this Section is determined from time to time by the Trustee to be in excess of the amount required to be held by the Trustee for the purposes of this Section, that income, interest or increment shall be transferred at the time of that determination in the manner provided in Section 5.08 hereof for transfers of amounts remaining in the Bond Fund.

          If any Bonds shall be deemed paid and discharged pursuant to this
Section 9.02, then within 15 days after such Bonds are so deemed paid and discharged the Trustee shall cause a written notice by first class mail, postage prepaid, to be given to each Holder thereof as shown on the Register on the date on which such Bonds are deemed paid and discharged. Such notice shall state the numbers of the Bonds deemed paid and discharged or state that all Bonds of a particular series are deemed paid and discharged, set forth a description of the obligations held pursuant to subparagraph (b) of the first paragraph of this
Section 9.02 and specify any date or dates on which any of the Bonds are to be called for redemption pursuant to notice of redemption given or irrevocable provisions made for such notice pursuant to the first paragraph of this Section 9.02.

          SECTION 9.03. Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of the Bond Legislation and this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, optional or mandatory tender, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust, and repayments to the Borrower or the Letter of Credit Bank from the Bond Fund and the duties of the Trustee and the Registrar in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee, the Registrar, the Authenticating Agents, Paying Agents and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.

                              (End of Article IX)

                                   ARTICLE X

                           COVENANTS AND AGREEMENTS
                                 OF THE ISSUER

          SECTION 10.01. Covenants and Agreements of the Issuer. In addition to any other covenants and agreements of the Issuer contained in this Indenture or the Bond Legislation, the Issuer further covenants and agrees with the Holders and the Trustee as follows:

          (a)   Payment of Bond Service Charges.  The Issuer will pay all Bond
                -------------------------------
     Service Charges, or cause them to be paid, solely from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

          (b)   Revenues and Assignment of Revenues.  The Issuer will not assign
                -----------------------------------
     the Revenues or create or authorize to be created any debt, lien or charge thereon, other than the assignment thereof under this Indenture.

          (c)   Recordings and Filings.  At the expense of the Borrower, the
                ----------------------
     Issuer will cause this Indenture, and any related instrument or documents relating to the assignment made by it under this Indenture to secure the Bonds, to be recorded and filed in the manner and in the places which may be required by law in order to preserve and protect fully the security of the Holders and the rights of the Trustee hereunder. Not more than once every five years the Trustee may reasonably request an opinion of counsel, addressed to the Issuer and the Trustee stating that based upon the law in effect on the date of such opinion no filing, registration or recording and no refiling, reregistration or rerecording of any agreement or instrument, including any financing statement or amendments thereto, or any continuation statements or instruments of a similar character relating to the pledges and assignments made by the Issuer or the Borrower to secure the Bonds, is required by law, in order to fully preserve and protect the security of the Trustee and the rights of the Trustee under the Indenture, or if such filing, registration, recording, refiling, reregistration or rerecording is necessary, setting forth the requirements in respect thereto. The Borrower, with such assistance and cooperation from the Issuer as the Borrower may reasonably request, shall take or cause to be taken all actions necessary to satisfy any such requirements. Promptly after any filing, registration, recording, refiling, reregistration or rerecording of any such agreement or instrument, the Trustee may request an opinion of counsel on behalf of the Issuer and the Trustee to the effect that such filing, registration, recording, refiling, reregistration or rerecording has been duly accomplished and setting forth the particulars thereof. The Trustee shall be reimbursed by the Borrower for the reasonable fees paid in connection with such opinions of counsel.

          (d)   Inspection of Project Books.  All books, instruments and
                ---------------------------
     documents in the Issuer's possession relating to the Project and the Revenues shall be open to inspection and copying at all times during the Issuer's regular business hours by any accountants or other agents of the Trustee or the Letter of Credit Bank which the Trustee or the Letter of Credit Bank may designate from time to time.

          (e)   Registrar.  At reasonable times and under reasonable regulations
                ---------
     established by the Registrar, the Register may be inspected and copied by the Borrower, the Letter of Credit Bank, the Trustee, by Holders of twenty-five percent or more in principal amount of the Bonds then outstanding, or a designated representative thereof.

          (f)   Rights and Enforcement of the Agreement.  The Trustee may
                ---------------------------------------
     enforce, in its name or in the name of the Issuer, all rights of the Issuer for and on behalf of the Holders, except for Unassigned Issuer's Rights, and may enforce all covenants, agreements and obligations of the Borrower under and pursuant to the Agreement, regardless of whether the Issuer is in default in the pursuit or enforcement of those rights, covenants, agreements or obligations. The Issuer, however, will do all things and take all actions on its part necessary to comply with covenants, agreements, obligations, duties and responsibilities on its part to be observed or performed under the Agreement, and will take all actions within its authority to keep the Agreement in effect in accordance with the terms thereof.

          SECTION 10.02. Observance and Performance of Covenants, Agreements, Authority and Actions. The Issuer will observe and perform faithfully at all times all covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Agreement, the Indenture, the Bond Legislation and the Bonds which are executed, authenticated and delivered under this Indenture, and under all proceedings of the Issuer pertaining thereto.

          The Issuer represents and warrants that

          (a) It is duly authorized by the laws of the State, particularly and without limitation the Act, to issue the Bonds, to execute and deliver this Indenture and the Agreement and to provide the security for payment of the Bond Service Charges in the manner and to the extent set forth in this Indenture.

          (b) All actions required on its part to be performed for the issuance, sale and delivery of the Bonds and for the execution and delivery of this Indenture and the Agreement have been or will be taken duly and effectively.

          (c) The Bonds will be valid and enforceable special obligations of the Issuer according to their terms.

          SECTION 10.03. Enforcement of Issuer's Obligations. Each obligation of the Issuer required to be undertaken pursuant to the Bond Legislation, this Indenture, the Agreement and the Bonds is binding upon the Issuer, and upon each officer or employee thereof as may have from time to time the authority under law to take any action on behalf of the Issuer which may be necessary to perform all or any part of that obligation, as a duty of the Issuer.

                              (End of Article X)

                                  ARTICLE XI

                          AMENDMENTS TO THE AGREEMENT
                           AND THE LETTERS OF CREDIT

          SECTION 11.01. Amendments Not Requiring Consent of Holders. Without the consent of or notice to the Holders, the Issuer and the Trustee may, with the written consent of the Letter of Credit Bank, consent to any amendment, change or modification of the Agreement or a Letter of Credit as may be required
(i) by the provisions of the Agreement, the Letter of Credit or this Indenture,
(ii) for the purpose of curing any ambiguity, inconsistency or formal defect or omission in the Agreement or the Letter of Credit, (iii) in connection with an amendment or to effect any purpose for which there could be an amendment of this Indenture pursuant to Section 8.02 hereof, or (iv) in connection with any other change therein which is not to the prejudice of the Trustee or the holders of the Bonds in the judgment of the Trustee.

          SECTION 11.02. Amendments Requiring Consent of Holders. Except for the amendments, changes or modifications contemplated in Section 11.01 hereof, neither the Issuer nor the Trustee shall consent to

          (a) any amendment, change or modification of the Agreement which would change the amount or times as of which Loan Payments are required to be paid, without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt of the written consent thereto of the Letter of Credit Bank and the Holders of all of the then outstanding Bonds, or

          (b) any other amendment, change or modification of the Agreement or a Letter of Credit without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt of the written consent thereto of the Letter of Credit Bank and the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

The consent of the Holders shall be obtained as provided in Section 8.03 hereof with respect to Supplemental Indentures.

          If the Issuer and the Borrower shall request at any time the consent of the Trustee to any proposed amendment, change or modification of the Agreement or a Letter of Credit contemplated in subparagraphs (a) or (b), upon being indemnified satisfactorily with respect to expenses, the Trustee shall cause notice of the proposed amendment, change or modification to be provided in the manner which is required by Section 8.03 hereof with respect to notice of Supplemental Indentures. This notice shall set forth briefly the nature of the proposed amendment, change or modification and shall state that copies of the instrument or document embodying it are on file at the designated corporate trust office of the Trustee for inspection by all Holders.

                              (End of Article XI)

                                  ARTICLE XII

                              MEETINGS OF HOLDERS


          SECTION 12.01. Purposes of Meetings. A meeting of Holders, or of the Holders of any series of Bonds, may be called at any time and from time to time pursuant to the provisions of this Article XII, to the extent relevant to the Holders of all of the Bonds or of Bonds of that series, as the case may be, to take any action (i) authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds, or of that series, (ii) under any provision of this Indenture or (iii) authorized or permitted by law.

          SECTION 12.02. Call of Meetings. The Trustee may call at any time a meeting of Holders pursuant to Section 12.01 to be held at any reasonable time and place the Trustee shall determine. Notice of such meeting, setting forth the time, place and generally the subject thereof, shall be mailed by first class mail, postage prepaid, not fewer than 15 nor more than 90 days prior to the date of the meeting to the Holders at their addresses as they appear on the Register on the fifteenth day preceding such mailing, which fifteenth day, preceding the mailing shall be the record date for the meeting.

          If at any time the Issuer, the Borrower, the Letter of Credit Bank or the Holders of at least twenty-five percent in aggregate principal amount of the Bonds, or if applicable, the affected series of Bonds, then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth the purpose of the meeting, and the Trustee shall not have mailed the notice of the meeting within 20 days after receipt of the request, then the Issuer, the Borrower, the Letter of Credit Bank or the Holders of Bonds in the amount above specified may determine the time and the place of the meeting and may call the meeting to take any action authorized in Section 12.01, by mailing notice thereof as provided above.

          Any meetings of Holders, or the Holders of any series of Bonds affected by a particular matter, shall be valid without notice, if the Holders of all Bonds, or if applicable, the affected series of Bonds, then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Bonds, or if applicable, the affected series of Bonds, outstanding who were not so present at the meeting, and if the Issuer, the Borrower, the Letter of Credit Bank and the Trustee are either present by duly authorized representatives or have waived notice, before or after the meeting.

          SECTION 12.03. Voting. To be entitled to vote at any meeting of Holders, a Person shall (a) be a Holder of one or more outstanding Bonds, or if applicable, of the affected series of Bonds, as of the record date for the meeting as determined above, or (b) be a person appointed by an instrument or document in writing as proxy by a Person who is a Holder as of the record date for the meeting, of one or more outstanding Bonds or, if applicable, of the affected series of Bonds. Each Holder or proxy shall be entitled to one vote for each $5,000 principal amount of Bonds held or represented by it.

          The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the identifying number or numbers of the Bonds held or represented by them.

          SECTION 12.04. Meetings. Notwithstanding any other provision of this Indenture, the Trustee may make any reasonable regulations which it may deem to be advisable for meetings of Holders, with regard to

          (a)  proof of the holding of Bonds and of the appointment of proxies,

          (b)  the appointment and duties of inspectors of votes,

          (c)  recordation of the proceedings of those meetings,

          (d) the execution, submission and examination of proxies and other evidence of the right to vote, and

          (e) any other matters concerning the conduct, adjournment or reconvening of meetings which it may think fit.

          The Trustee shall appoint a temporary chair of the meeting by an instrument or document in writing, unless the meeting shall have been called by the Issuer, the Borrower, the Letter of Credit Bank or by the Holders, as provided in Section 12.02, in which case the Issuer, the Letter of Credit Bank, the Borrower or the Holders calling the meeting, as the case may be, shall appoint a temporary chair in like manner. A permanent chair and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Bonds represented at the meeting and entitled to vote.

          The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at the meeting and their counsel, any representatives of the Trustee or Registrar and their counsel, any representatives of the Issuer and its counsel, any representatives of the Borrower and its counsel and any representatives of the Letter of Credit Bank and its counsel.

          SECTION 12.05 Miscellaneous. Nothing contained in this Article XII shall be deemed or construed to authorize or permit any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Bonds by reason of any call of a meeting of Holders or any right conferred expressly or impliedly hereunder to make a call.

                             (End of Article XII)

                                 ARTICLE XIII

                                 MISCELLANEOUS


          SECTION 13.01. Limitation of Rights. With the exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Registrar, the Authenticating Agents, the Paying Agents, the Borrower, the Remarketing Agent, the Letter of Credit Bank and the Holders of the Bonds any legal or equitable right, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein. This Indenture and all of those covenants, agreements, conditions and provisions are intended to be, and are, for the sole and exclusive benefit of the parties hereto, the Borrower, the Remarketing Agent, the Letter of Credit Bank, the Registrar, the Authenticating Agents, the Paying Agents and the Holders of the Bonds, as provided herein.

          SECTION 13.02. Severability. In case any section or provision of this Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, that illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

          Any illegality, invalidity or inoperability shall not affect any legal, valid and operable section, provision, covenant, agreement, stipulation, obligation, act, action, part or application, all of which shall be deemed to be effective, operative, made, assumed, entered into or taken in the manner and to the full extent permitted by law from time to time.

          SECTION 13.03. Notices. Except as provided in Section 7.02 hereof, it shall be sufficient service or giving of any notice, request, complaint, demand or other instrument or document, if it is duly mailed by first-class mail, or delivered. Notices to the Issuer, the Letter of Credit Bank, the Remarketing Agent, the Borrower and the Trustee shall be addressed as follows:

          (a) If to the Issuer, at County of Arapahoe, Colorado, Office of the County Attorney, 5334 S. Prince Street, Littleton, CO 80166

          (b) If to the Borrower, at PECO II, Inc. 1376 State Route 598, P.O. Box 910, Galion, Ohio 44833, Attn: John Maag - CFO.;

          (c) If to the Letter of Credit Bank, at The Huntington National Bank, Business Service Center, 7 Easton Oval - EA4C57, Columbus, Ohio 43219,
     Attn: International Division - Letter of Credit Department with a copy to
     ----
     Mr. Glenn McClelland, The Huntington National Bank, 2313 Village Park Court, Mansfield, OH 44906;

          (d) If to the Remarketing Agent, at Huntington Capital Corp., 41 South High Street - HC0914, Columbus, Ohio 43215, Attn: John Crotty; and
                                                       ----

          (e) If to the Trustee, at The Huntington National Bank, Business Service Center, 7 Easton Oval - EA4E63, Columbus, Ohio 43219, Attn: Ruth
                                                                   ----
     Sowers.

Duplicate copies of each notice, request, complaint, demand or other instrument or document given hereunder by the Issuer, the Trustee, the Letter of Credit Bank, the Remarketing Agent, or the Borrower to one or more of the others also shall be given to all of the others. The foregoing parties may designate, by notice given hereunder, any further or different addresses to which any subsequent notice, request, complaint, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Issuer, the Borrower, the Letter of Credit Bank and the Remarketing Agent the addresses to which notices or copies thereof shall be sent to the Registrar, the Authenticating Agents and the Paying Agents.

          In connection with any notice mailed pursuant to the provisions of this Indenture, a certificate of the Trustee, the Issuer, the Registrar, the Authenticating Agents, the Letter of Credit Bank, the Remarketing Agent, the Borrower or the Holders of the Bonds, whichever or whoever mailed that notice, that the notice was so mailed shall be conclusive evidence of the proper mailing of the notice.

          SECTION 13.04. Suspension of Mail. If because of the suspension of delivery of first class mail or, for any other reason, the Trustee or any other Person shall be unable to mail by the required class of mail any notice required to be mailed by the provisions of this Indenture, the Trustee or any other Person shall give such notice in such other manner as in the judgment of the Trustee or such Person shall most effectively approximate mailing thereof, and the giving of that notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and the giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

          SECTION 13.05.  [Reserved].

          SECTION 13.06. Instruments of Holders. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (i) the execution of any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, (ii) the execution of any writing appointing any agent or attorney, and (iii) the ownership of Bonds, shall be sufficient for any of the purposes of this Indenture, if made in the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

          (a) The fact and date of the execution by any person of any writing may be proved by the certificate of any officer in any jurisdiction, who has power by law to take acknowledgments within the jurisdiction, that the person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution;

          (b) The fact of ownership of Bonds shall be proved by the Register maintained by the Registrar.

          Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation, any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Bond shall bind every further Holder of the same Bond, with respect to anything done or suffered to be done by the Issuer, the Trustee, the Letter of Credit Bank, the Remarketing Agent, the Registrar or any Paying Agent or Authenticating Agent pursuant to that writing.

          SECTION 13.07. Priority of this Indenture. This Indenture shall be superior to any liens which may be placed upon the Revenues or any other funds or accounts created pursuant to this Indenture.

          SECTION 13.08. Extent of Covenants; No Personal Liability. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture are and shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent authorized by the Act and permitted by the Constitution of the State. No covenant, stipulation, obligation or agreement of the Issuer contained in this Indenture shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member of the Issuing Authority, officer, agent or employee of the Issuer in other than that person's official capacity. Neither the members of the Issuing Authority of the Issuer nor any official executing the Bonds, this Indenture, the Agreement or any amendment or supplement hereto or thereto shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance or execution hereunder or thereof.

          SECTION 13.09. Binding Effect. This Indenture shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

          SECTION 13.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

          SECTION 13.11. Governing Law. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State, except to the extent that Colorado conflict of law rules would require the substantive rules of law of any other jurisdiction to apply.

                             (End of Article XIII)

          IN WITNESS WHEREOF, the Issuer and the Trustee, as Trustee and Registrar, have executed this Trust Indenture to be executed on the behalf of their duly authorized officer or representative all as of the date first above written.

                              COUNTY OF ARAPAHOE, COLORADO


                              By:_________________________________
                                  County Commissioner


                              THE HUNTINGTON NATIONAL BANK,
                                 as Trustee and Registrar

                              By:_________________________________
                                  Trust Officer

                                   EXHIBIT A

                              PROJECT DESCRIPTION

     The Borrower has proposed to acquire, renovate, construct, equip and install improvements to a facility for the manufacture of communications power systems, power distribution equipment and systems integration equipment and services, to be located at 401 South Airport Boulevard, Aurora, Colorado, within the boundaries of the Issuer.

                                   EXHIBIT B

                                 PROJECT SITE


          [Legal description from Security Agreement to be inserted]

                                   EXHIBIT C


                             SERIES 2001 BOND FORM
         R-                                                          $


                           UNITED STATES OF AMERICA
                         COUNTY OF ARAPAHOE, COLORADO
                 ADJUSTABLE RATE DEMAND INDUSTRIAL DEVELOPMENT
                         REVENUE BONDS, SERIES 2001__
                            (PECO II, INC. PROJECT)



Maturity Date:                         Dated:                  CUSIP Number
June 1,_____                      June _____, 2001


          County of Arapahoe, Colorado (the "Issuer"), a county and political subdivision duly organized and existing under the laws of the State of Colorado, for value received, promises to pay to ___________________________ or registered assigns, but solely from the sources and in the manner referred to herein, the principal amount of

                  ___________________________________ DOLLARS

on the aforesaid Maturity Date, unless this Series 2001__ Bond is called for earlier redemption, and to pay from those sources interest thereon at the rate described below, payable on ___________, 2001 and thereafter on the first Business Day of each month (an "Interest Payment Date"), until the principal amount is paid or duly provided for. [Prior to the Tax Exempt Conversion Date and while this Series 2001B Bond bears interest at the Weekly Interest Rate, interest shall be calculated on the basis of a 360-day year for the number of days actually elapsed; from and after the Tax Exempt Conversion Date and] while this Series 2001__ Bond bears interest at the Weekly Interest Rate, interest shall be calculated on the basis of a 365-day year or 366-day year, as applicable, for the number of days actually elapsed; otherwise, interest shall be calculated on the basis of a 360-day year and twelve 30-day months. The term "Business Day," as used herein, means a day of the year, other than (a) a Saturday; (b) a Sunday; (c) a day on which commercial banks located in any city in which the designated corporate trust office of the Trustee or the designated office of the Letter of Credit Bank is located are required or authorized by law to remain closed; or (d) a day on which the New York Stock Exchange is closed. This Series 2001__ Bond will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from its date.

          The principal of and any premium on this Series 2001__ Bond is payable upon presentation and surrender hereof at the designated corporate trust office of the trustee, presently

The Huntington National Bank (the "Trustee"). Interest is payable on each Interest Payment Date by check or draft mailed to the person in whose name this Series 2001__ Bond (or one or more predecessor bonds) is registered (the "Holder") at the close of business on the Business Day immediately preceding that Interest Payment Date (the "Regular Record Date") on the registration books for this issue maintained by the Trustee, as Registrar, at the address appearing therein, or, in certain circumstances, by wire transfer as described in the Indenture. Any interest which is not timely paid or duly provided for shall cease to be payable to the Holder hereof (or of one or more predecessor bonds) as of the Regular Record Date, and shall be payable to the Holder hereof (or of one or more predecessor bonds) at the close of business on a Special Record Date to be fixed by the Trustee for the payment of that overdue interest. Notice of the Special Record Date shall be mailed to Holders not less than ten days prior thereto. The principal of and interest on this Series 2001__ Bond are payable in lawful money of the United States of America, without deduction for the services of the paying agent.

          The Series 2001 Bonds shall not constitute the personal obligation, either jointly or severally, of any member of the Board of County Commissioners of the Issuer.

          This Series 2001__ Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed.

                              GENERAL PROVISIONS

          This Series 2001__ Bond is one of a duly authorized issue of Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001__ (PECO II, Inc. Project) (the "Series 2001__ Bonds") issuable under the Trust Indenture dated as of August 1, 2001 (the "Indenture") between the Issuer and the Trustee, aggregating in principal amount [$2,000,000] [$4,500,000], and issued for the purpose of financing costs of the Project (the "Project"), as defined in the Loan Agreement dated as of August 1, 2001 (the "Agreement"), between the Issuer and PECO II, Inc., an Ohio corporation (the "Borrower"). The Series 2001__ Bonds, together with any bonds which may be issued on a parity therewith under the Indenture (collectively, the "Bonds"), are special limited obligations of the Issuer, issued or to be issued under and are to be secured and entitled equally and ratably to the protection given by the Indenture. The Series 2001___ Bonds are issued pursuant to the Constitution of the State of Colorado and to the laws of such State, particularly the County and Municipality Development Revenue Bond Act, Section 29-3-101 et seq. Colorado Revised Statutes, and in accordance with a resolution duly adopted by the Board of County Commissioners of the Issuer.

          Reference is made to the Indenture for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Holders of the Bonds, and the terms and conditions upon which the Bonds are issued and secured. Each Holder assents, by its acceptance hereof, to all of the provisions of the Indenture.

          Pursuant to the Agreement, the Borrower is required to make payments to the Trustee in the amounts and at the times necessary to pay the principal, premium, if any, and interest (the "Bond Service Charges") on the Bonds. In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond Service Charges on the Bonds, the Issuer's right, title and interest in and to the Agreement, except for Unassigned Issuer's Rights as defined in the Agreement.

          Pursuant to the Agreement, the Borrower has caused to be issued and delivered to the Trustee by The Huntington National Bank, Columbus, Ohio (the "Letter of Credit Bank"), an irrevocable letter of credit (the "Letter of Credit"), pursuant to which the Trustee is entitled to draw up to (a) the principal amount of the Series 2001___ Bonds outstanding to enable the Trustee to pay (i) the principal amount of the Series 2001___ Bonds when due at maturity or upon redemption or acceleration on the occurrence of an event of default, and
(ii) an amount equal to the principal portion of the purchase price of any Series 2001___ Bonds tendered for purchase by the Holders thereof, plus (b) the amount of interest due on the Series 2001___ Bonds (including any interest portion of the purchase price of Series 2001___ Bonds when purchased pursuant to the Indenture) but not to exceed 45 days' maximum accrued interest (at an assumed rate of 12% per annum) to enable the Trustee to pay interest due on the Series 2001 Bonds. To provide for the issuance of the Letter of Credit, the Borrower has entered into a Reimbursement Agreement, dated as of August 1, 2001 (the "Letter of Credit Agreement"), with the Letter of Credit Bank, pursuant to which the Borrower is obligated to reimburse the Letter of Credit Bank for all drawings made under the Letter of Credit. The Letter of Credit shall expire, subject to provisions for earlier termination or for extension, on August 15, 2006.

          Subject to the provisions of the Indenture and the Agreement, the Letter of Credit may be replaced from time to time by another letter of credit (an "Alternate Letter of Credit"), in which case the term "Letter of Credit Bank" shall mean the commercial bank or savings and loan association issuing the Alternate Letter of Credit and the term "Letter of Credit" shall mean the Alternate Letter of Credit.

          Copies of the Indenture, the Agreement, the Letter of Credit and the Letter of Credit Agreement are on file in the designated corporate trust office of the Trustee.

          This Series 2001__ Bond is a limited obligation of the Issuer, and the Bond Service Charges on the Series 2001 Bonds are payable solely from the Revenues, as defined and as provided in the Indenture (being, generally, the amounts payable under the Agreement in payment of the Loan Payments, as defined in the Agreement, any unexpended proceeds of the Series 2001 Bonds and amounts deposited in the Bond Fund as defined and provided for in the Indenture), and are an obligation of the Issuer only to the extent of the Revenues. Notwithstanding anything to the contrary in the Bond Legislation, the Indenture or this Bond, the Bonds are not general obligations, debt or bonded indebtedness of the Issuer and shall not constitute nor give rise to a pecuniary liability of the Issuer or a charge against its general credit or taxing powers.

          The Bonds, and the interest payable thereon, do not represent or constitute a debt of the Issuer within the meaning of the provisions of the Constitution or statutes of the State of Colorado, and neither the faith and credit, nor the taxing power, of the Issuer or of the State of Colorado or of any political subdivision thereof is pledged to the payment of the principal of or the interest, or any premium, on the Bonds. The Bonds, as to principal, premium, if any, and interest, are not an obligation of the State of Colorado, or of any political subdivision thereof, and are payable solely and only from the payments to be made under the Agreement. No covenant or agreement contained in the Bonds or the Agreement shall be deemed to be a covenant or agreement of any member of the Board of County Commissioners of the County of Arapahoe, Colorado or of any officer or employee of the Issuer in his or her individual capacity, nor shall any officer or employee of the Issuer executing the Bonds be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds.

          The Series 2001____ Bonds are issuable only as fully registered bonds in the denominations of $100,000 and any integral multiple of $5,000 in excess thereof and are exchangeable for Series 2001____ Bonds of other authorized denominations in equal aggregate principal amounts at the office of the Registrar specified on the face hereof, but only in the manner and subject to the limitations provided in the Indenture. This Series 2001__ Bond is transferable at the office of the Registrar, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Registrar. The Registrar is not required to transfer or exchange (i) any Series 2001__ Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Series 2001___ Bonds and ending at the close of business on the day of such mailing, or (ii) any Series 2001___ Bonds so selected for redemption in whole or in part.

          The Indenture permits certain amendments or supplements to the Agreement, the Indenture and the Letter of Credit not prejudicial to the Holders to be made with the consent of the Letter of Credit Bank but without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Letter of Credit Bank and the Holders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

                        DETERMINATION OF INTEREST RATE

          From the date of initial delivery of the Series 2001___ Bonds through the initial Interest Rate Determination Date, the interest rate on the Series 2001___ Bonds shall be the rate initially determined by the Underwriter upon the issuance and delivery of such Bonds and thereafter, except as provided below, for each succeeding weekly period, the interest rate on the Series 2001___ Bonds shall be the Weekly Interest Rate for such weekly period as established on the Interest Rate Determination Date immediately preceding the commencement of such weekly period.

          On September 1, 2001, and on any Interest Period Reset Date thereafter, the interest rate on the Series 2001___ Bonds may be converted to a different Interest Rate Mode upon receipt by the Trustee of a direction from the Borrower, with the prior written consent of the Letter of Credit Bank, not less than 45 days prior to such Interest Period Reset Date, to convert the interest rate on the Series 2001____ Bonds to an Interest Rate Mode other than the Interest Rate Mode then in effect. Such direction to convert the interest rate on the Series 2001___ Bonds to a different Interest Rate Mode shall be accompanied by (a) evidence satisfactory to the Trustee that the Letter of Credit Termination Date is no earlier than the date which is at least 15 days beyond the end of the Interest Rate Period to commence on the applicable Interest Period Reset Date and (b) [if such conversion shall occur on or after the Tax Exempt Conversion Date], an opinion of Bond Counsel (as defined in the Indenture) delivered to the Issuer, the Trustee, the Letter of Credit Bank and the Remarketing Agent, stating that such conversion to the specified Interest Rate Mode will not adversely affect the exclusion of the interest on the Series 2001___ Bonds from gross income for federal income tax purposes.

          "Five Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of five years commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001___ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Five Year Interest Rate for whatever reason, or the Five Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001____ Bonds, without adjustment; provided that in no event shall the Five Year Interest Rate exceed 12% per annum.

          "Fixed Interest Rate" means the fixed rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Period Reset Date, to be the interest rate necessary in the judgment of the Remarketing Agent (taking into consideration current transactions in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001____ Bonds on the Interest Rate Determination Date; provided that in no event shall the Fixed Interest Rate exceed 12% per annum.

          "Interest Period Reset Date" means the Interest Rate Adjustment Date on which the interest rate on the Series 2001____ Bonds converts from the Interest Rate Mode applicable to the Series 2001____ Bonds prior to such date to a new Interest Rate Mode. An Interest Period Reset Date shall be the first day of a month unless the interest rate on the Series 2001____ Bonds is converting to the Weekly Interest Rate, in which case the Interest Period Reset Date shall be the first Thursday of the month.

          "Interest Rate Adjustment Date" means any date on which the interest rate on the Series 2001____ Bonds is adjusted, either as the result of the conversion of the interest rate on the Series 2001____ Bonds to a different Interest Rate Mode, or by adjustment of the interest rate on the Series 2001____ Bonds within the applicable Interest Rate Mode. An Interest Rate Adjustment Date shall be the first day of a month unless the Series 2001____ Bonds bear interest at the Weekly Interest Rate, in which case the Interest Rate Adjustment Date shall be Thursday of each week.

          "Interest Rate Determination Date" means (i) with respect to the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate, the Seven Year Interest Rate and the Fixed Interest Rate, the twelfth Business Day preceding an Interest Rate Adjustment Date, and
(ii) with respect to the Weekly Interest Rate, not later than 2:00 p.m. according to local time at the designated corporate trust office of the Trustee on Wednesday of each week, or the next preceding Business Day if such Wednesday is not a Business Day.

          "Interest Rate Mode" means any of those modes of interest with respect to the Series 2001____ Bonds permitted by the Indenture, specifically, the Weekly Interest Rate, the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate, the Seven Year Interest Rate and the Fixed Interest Rate.

          "Interest Rate Period" means that period of time during which the interest rate with respect to the Series 2001___ Bonds has been determined by the Remarketing Agent, commencing on the applicable Interest Rate Adjustment Date, and terminating on the day immediately preceding the following Interest Rate Adjustment Date.

          "One Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of one year commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001____ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the One Year Interest Rate for whatever reason, or the One Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001____ Bonds, without adjustment; provided that in no event shall the One Year Interest Rate exceed 12% per annum.

          ["Segregated Series 2001B Bonds" means Series 2001B Bonds which have been subject to a Tax Exempt Conversion.]

          "Seven Year Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of seven years commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001___ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Seven Year Interest Rate for whatever reason, or the Seven Year Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001___ Bonds, without adjustment; provided that in no event shall the Seven Year Interest Rate exceed 12% per annum.

          "Six Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of six months commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001____ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Six Month Interest Rate for whatever reason, or the Six Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001___ Bonds, without adjustment; provided that in no event shall the Six Month Interest Rate exceed 12% per annum.

          ["Tax Exempt Conversion" means a conversion pursuant to the Indenture of Series 2001B Bonds, the interest on which is includable in gross income for Federal income tax purposes under the Code, to Series 2001B Bonds, the interest on which is excludable from gross income for Federal income tax purposes under the Code.

          "Tax Exempt Conversion Date" means the date as of which, pursuant to the Indenture, the Series 2001B Bonds, the interest on which is includable in gross income for Federal income tax purposes under the Code, are converted to Series 2001B Bonds, the interest on which is excludable from gross income for Federal income tax purposes under the Code.]

          "Three Month Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of three months commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce a par bid for the Series 2001___ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Three Month Interest Rate for whatever reason, or the Three Month Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001___ Bonds, without adjustment; provided that in no event shall the Three Month Interest Rate exceed 12% per annum.

          "Weekly Interest Rate" means (a) the rate of interest per annum determined by the Remarketing Agent, on the Interest Rate Determination Date immediately preceding the applicable Interest Rate Adjustment Date, to be the interest rate necessary during the Interest Rate Period of one week commencing on the applicable Interest Rate Adjustment Date in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions) to produce as nearly for the Series 2001___ Bonds on the Interest Rate Determination Date or (b) in the event that the Remarketing Agent has been removed or has resigned and no successor has been appointed, or the Remarketing Agent has failed to determine the Weekly Interest Rate for whatever reason, or the Weekly Interest Rate cannot be determined pursuant to clause (a) for whatever reason, the interest rate then in effect with respect to the Series 2001 Bonds, without adjustment; provided that in no event shall the Weekly Interest Rate exceed 12% per annum.

          Any calculation of the interest rate to be borne by the Series 2001___ Bonds shall be rounded to the nearest one-hundredth of one percent (0.01%). The computation of the interest rate on the Series 2001 Bonds by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the Holders of the Series 2001____ Bonds.

          If the interest rate on the Series 2001____ Bonds is converted to a different Interest Rate Mode, at least 30 days prior to an Interest Period Reset Date, [or if the Series 2001____ Bonds shall be subject to a Tax Exempt Conversion, at least 30 days prior to the Tax Exempt Conversion Date,] the Trustee shall notify the Holders of all outstanding Series 2001 Bonds by telephone, immediately confirmed by first class mail, that upon such date, the Series 2001____ Bonds shall be converted to a different Interest Rate Mode, which Interest Rate Mode shall be specified, [or are subject to a Tax Exempt Conversion, as applicable,] and that all Series 2001____ Bonds shall be subject to a mandatory tender pursuant to Section 2.06 of the Indenture, subject in the case of an Interest Rate Mode Conversion, to the right of the Holders to affirmatively elect to waive the mandatory tender and retain their Series 2001____ Bonds.

                                 TENDER OPTION

          (a)  Tender Option While Series 2001___ Bonds Bear Interest in an
               ------------------------------------------------------------
Interest Rate Mode Other Than the Weekly Interest Rate.  While the Series
------------------------------------------------------
2001____ Bonds bear interest at the Three Month Interest Rate, the Six Month Interest Rate, the One Year Interest Rate, the Five Year Interest Rate or the Seven Year Interest Rate, on each Interest Rate Adjustment Date through and including the Interest Rate Adjustment Date next preceding the termination date of the Letter of Credit (a "Bond Purchase Date"), each Holder may tender for purchase Series 2001____ Bonds owned by such Holder, as more fully provided in, and subject to the terms, conditions and restrictions contained in the Indenture. Each Holder has the option to tender for purchase on such Bond Purchase Date, at 100% of the principal amount thereof plus accrued interest to the purchase date, all of the Series 2001___ Bonds (so long as such Series 2001____ Bonds have not previously been selected for redemption) owned by such Holder, or, if such Holder owns more than $100,000 of the Series 2001____ Bonds, such lesser principal amount (in denominations of $100,000 or any integral multiple of $5,000 above $100,000) as such Holder may specify in the Instructions to Sell annexed hereto, so long as such Holder, following the Bond Purchase Date, retains Series 2001____ Bonds in the minimum amount of $100,000. To exercise such option, the Holder shall (1) no later than 11:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the eighth Business Day prior to the Bond Purchase Date, give notice to the Trustee by telephone, telegraph, telecopier, facsimile or in writing, which states (i) the name and address of the Holder, (ii) the principal amount of the

Series 2001 Bonds to be purchased, and (iii) that the Series 2001___ Bonds are to be purchased on such Bond Purchase Date pursuant to the terms of the Indenture, and (2) no later than 11:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the fifth Business Day preceding such Bond Purchase Date, deliver to the designated corporate trust office of the Trustee the Series 2001____ Bonds to be purchased, with the Instructions to Sell annexed thereto properly completed and executed. If less than all of a Series 2001__ Bond so delivered is to be purchased, the Trustee shall, at the cost of the Holder, pursuant to the Indenture, authenticate one or more Series 2001____ Bonds, registered in the name of such Holder, having the aggregate principal amount being retained by such Holder, and shall deliver such authenticated Series 2001__ Bond or Series 2001____ Bonds to such Holder. The purchase price of any Series 2001____ Bonds duly tendered shall be paid to the tendering Holders thereof pursuant to a draw on the Letter of Credit.

          (b)  Tender Option While Series 2001___ Bonds Bear Interest at the
               -------------------------------------------------------------
Weekly Interest Rate.  While the Series 2001___ Bonds bear interest at the
--------------------
Weekly Interest Rate, each Holder has the option to tender for purchase, at 100% of the principal amount thereof plus accrued interest to the purchase date (a "Bond Purchase Date"), all of the Series 2001___ Bonds (so long as such Series 2001___ Bonds have not previously been selected for redemption) owned by such Holder, or, if such Holder owns more than $100,000 of the Series 2001___ Bonds, such lesser principal amount (in denominations of $100,000 or any integral multiple of $5,000 above $100,000) as such Holder may specify in the Instructions to Sell annexed hereto, so long as such Holder, following the Bond Purchase Date, retains Series 2001___ Bonds in the minimum amount of $100,000. To exercise such option, the Holder shall (1) give notice to the Trustee by telephone, telegraph, telecopier, facsimile or in writing, which states (i) the name and address of the Holder, (ii) the principal amount of the Series 2001___ Bonds to be purchased, and (iii) the date on which such Series 2001___ Bonds are to be purchased, which Bond Purchase Date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice to the Trustee and, if the interest rate on the Series 2001___ Bonds is to be converted from the Weekly Interest Rate to a new Interest Rate Mode, is a date prior to the Interest Rate Adjustment Date with respect to the new Interest Rate Mode, and (2) no later than 10:00 a.m. according to the local time at the designated corporate trust office of the Trustee on the Business Day immediately preceding the Bond Purchase Date specified in the aforementioned notice, deliver to the designated corporate trust office of the Trustee the Series 2001___ Bonds to be purchased, with the Instructions to Sell annexed thereto properly completed and executed. If less than all of a Series 2001__ Bond so delivered is to be purchased, the Trustee shall, at the cost of the Holder, pursuant to the Indenture, authenticate one or more Series 2001___ Bonds, registered in the name of such Holder, having the aggregate principal amount being retained by such Holder, and shall deliver such authenticated Series 2001__ Bond or Series 2001___ Bonds to such Holder. The purchase price of any Series 2001___ Bonds duly tendered shall be paid to the tendering Holders thereof, pursuant to a draw on the Letter of Credit.

          If Bonds are accelerated pursuant to an Event of Default under the Indenture, then the Bond Purchase Date shall be deemed to be the date on which the Bonds are to be retired from Eligible Funds or Letter of Credit proceeds pursuant to such acceleration, and the ability to tender Bonds shall not otherwise be affected or impaired by such acceleration. In addition, the

Series 2001___ Bonds shall no longer be tendered for purchase upon the conversion of the interest rate on the Series 2001___ Bonds to the Fixed Interest Rate.

          The Issuer and the Borrower, with the approval of the Letter of Credit Bank, have appointed Huntington Capital Corp., Columbus, Ohio, as the initial Remarketing Agent. The Borrower and the Letter of Credit Bank may, from time to time, remove or replace the Remarketing Agent.



                               MANDATORY TENDER

          If at any time the Issuer shall convert the interest rate on the Series 2001___ Bonds to a different Interest Rate Mode in accordance with the provisions of the Indenture then on the date upon which such conversion is effective (a "Bond Purchase Date"), all Series 2001___ Bonds shall be subject to mandatory tender by the Holders thereof. Notwithstanding such mandatory tender, any Holder may elect to retain his Series 2001___ Bonds by delivering to the Trustee a written notice no less than ten Business Days prior to such Bond Purchase Date which notice shall state that (a) such Holder acknowledges that the Series 2001___ Bonds are being converted to bear interest at the applicable Interest Rate Mode, (b) unless the interest rate on the Series 2001___ Bonds is being converted to the Weekly Interest Rate, such Holder acknowledges that the next Bond Purchase Date upon which the Series 2001___ Bonds may be tendered for purchase is the next Interest Rate Adjustment Date or, if such Series 2001___ Bonds are being converted to the Fixed Interest Rate, that such Series 2001___ Bonds may no longer be tendered for purchase, and (c) such Holder affirmatively elects to hold his Series 2001___ Bonds and receive interest at the applicable rate.

          [If at any time Series 2001B Bonds shall be subject to a Tax Exempt Conversion, then on the date upon which such conversion is effective (a "Bond Purchase Date"), all Series 2001B Bonds which are subject to such Tax Exempt Conversion shall be subject to mandatory tender by the Holders thereof. Such Holders may not elect to retain such Series 2001B Bonds.]

          If at any time the Borrower shall provide for the delivery to the Trustee of an Alternate Letter of Credit in substitution for the Letter of Credit securing the Series 2000___ Bonds in accordance with the provisions of the Indenture, then on the date upon which the term of such Alternate Letter of Credit commences (the "Replacement Date" and a "Bond Purchase Date"), all Series 2001___ Bonds shall be subject to mandatory tender by the Holders thereof. Notwithstanding such mandatory tender, any Holder may elect to retain his Series 2001__ Bond by delivering to the Trustee a written notice no less than ten Business Days prior to such Bond Purchase Date which notice shall state that (a) such Holder acknowledges that an Alternate Letter of Credit is being delivered to the Trustee and the Letter of Credit will be replaced by such Alternate Letter of Credit, and (b) such Holder affirmatively elects to hold his Series 2001 Bonds.

          Series 2001___ Bonds [subject to a Tax Exempt Conversion or] with respect to which the Trustee shall not have received the election required by the preceding paragraphs shall be deemed to have been tendered whether or not the Holders thereof shall have delivered such Series 2001___ Bonds to the Trustee, and subject to the right of the Holders of such Series 2001___ Bonds to receive the purchase price of such Series 2001___ Bonds pursuant to a draw on the Letter of Credit and to receive interest accrued thereon to the date of tender thereof, such Series 2001___ Bonds shall be null and void and the Trustee shall authenticate and deliver new Series 2001___ Bonds in replacement thereof pursuant to the remarketing of such Series 2001___ Bonds or the pledge of such Series 2001___ Bonds to the Letter of Credit Bank in lieu of remarketing such Series 2001___ Bonds.


                                  REDEMPTION

          In addition to the mandatory tender of Series 2001___ Bonds as described above under "Tender Option," the Series 2001___ Bonds are subject to redemption prior to stated maturity pursuant to first class mailed notice thereof by the Trustee at least 30 days prior to the redemption date, as follows:

          1. While the Series 2001___ Bonds bear interest at the Weekly Interest Rate, the Series 2001___ Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity on any Interest Payment Date, in whole or in part, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

          While the Series 2001___ Bonds bear interest at the Three Month Interest Rate, the Six Month Interest Rate or the One Year Interest Rate, the Series 2001___ Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity on any Interest Rate Adjustment Date, in whole or in part, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

          While the Series 2001___ Bonds bear interest at the Five Year Interest Rate or the Seven Year Interest Rate, the Series 2001___ Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity on any Interest Payment Date which is at least three years following an Interest Rate Adjustment Date, in whole or in part, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

          Following the Fixed Interest Rate Commencement Date (as defined in the Indenture), the Series 2001___ Bonds are also subject to redemption by the Issuer (at the direction of the Borrower) prior to maturity in whole at any time on or after the First Optional Redemption Date and in part on any Interest Payment Date occurring on or after the First Optional Redemption Date, at a redemption price equal to the following percentages of the principal amount to be redeemed, and interest accrued to the redemption date, as follows:

       Redemption Date                       Redemption Price
       ---------------                       ----------------

First Optional Redemption Date,
through the following July 31                103%

First Anniversary of the First
Optional Redemption Date, through
the following July 31                       102

Second Anniversary of the First
Optional Redemption Date, through
the following July 31                      101

Third Anniversary of the First
Optional Redemption Date and thereafter    100


          "First Optional Redemption Date" means the August 1 occurring in the year which is a number of years after the Fixed Interest Rate Commencement Date equal to the number of full years between the Fixed Interest Rate Commencement Date and the maturity date of the Series 2001 Bonds, divided by two; provided that if such quotient is not a whole number, such quotient shall be rounded to the next higher whole number.

          2. The Series 2001___ Bonds are also subject to redemption by the Issuer in the event of the exercise by the Borrower of its option (subject to compliance with Section 4.03 of the Indenture) to direct that redemption upon occurrence of any of the events described in Section 6.2 of the Agreement, (a) at any time in whole, or (b) on any Interest Payment Date in part in the event of condemnation of part of the Project, as provided in Section 6.2 of the Agreement, in each case, at a redemption price of 100% of the principal amount redeemed, plus interest accrued to the redemption date.

          3. The Series 2001___ Bonds are subject to mandatory redemption in whole on the Interest Payment Date which next precedes a Letter of Credit Termination Date, at a redemption price of 100% of the outstanding principal amount thereof plus accrued interest to the redemption date unless, at least 60 days prior to any such Interest Payment Date, (a) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one year from the Letter of Credit Termination Date being extended or maturity date of Series 2001___ Bonds, whichever is earlier, or (b) pursuant to Section 5.09 of the Indenture, the Borrower shall have obtained and delivered to the Trustee an Alternate Letter of Credit with a termination date not earlier than one year from the Letter of Credit Termination Date for the Letter of Credit it replaces or the maturity date of the Series 2001___ Bonds, whichever is earlier.

          [4. The [Segregated] Series 2001___ Bonds are subject to mandatory redemption (i) upon a Determination of Taxability, as defined in the Indenture, on the earliest practicable date selected by the Trustee, after consultation with the Borrower, but in no event later than 90 days following the Trustee's notification of the Determination of Taxability, at a redemption price of 103% of the principal amount redeemed plus accrued interest to the redemption date and (ii) under certain circumstances, and in the manner, described in the Letter of Credit Agreement.]

          If less than all Bonds of a series or of a maturity are to be redeemed at one time, the selection of such Bonds, or portions thereof in amounts of $5,000 or any integral multiple thereof, to be redeemed shall be made by lot by the Trustee; provided, however, that Bonds which are held by the Letter of Credit Bank or which are pledged to the Letter of Credit Bank shall be selected first for redemption and provided further, that following such selection by the Trustee, each Holder of such Bonds shall hold not less than $100,000 in principal amount of such Bonds. If Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

          It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (i) precedent to and in the issuing of the Series 2001___ Bonds in order to make them legal, valid and binding limited obligations of the Issuer, and (ii) precedent to and in connection with the execution and delivery of the Indenture and the Agreement; that payment in full for the Series 2001___ Bonds has been received; and that the Series 2001___ Bonds do not exceed or violate any constitutional or statutory limitation.

IN WITNESS OF THE ABOVE, the Issuer has caused this Series 2001__ Bond to be executed in the name of the Issuer by the manual or facsimile signatures of a member of the Board of County Commissioners of the Issuer and, attested by the Clerk or Assistant Clerk, of the Board of County Commissioners of the Issuer, as of the date shown above.


                                        COUNTY OF ARAPAHOE, COLORADO


                                        By:_________________

ATTEST:


By:_________________________________
       Clerk



               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This Series 2001__ Bond is one of the Series 2001__ Bonds described in the within-mentioned Indenture.

                                        THE HUNTINGTON NATIONAL BANK, Trustee


Authentication Date:_________________   By:________________________
                                               Trust Officer

                                  ASSIGNMENT


          For value received, the undersigned sells, assigns and transfers unto _______________________________________________ the within Series 2001__ Bond and irrevocably constitutes and appoints ____________________________ attorney to transfer that Series 2001__ Bond on the books kept for registration thereof, with full power of substitution in the premises.


Dated: ______________________                ___________________________
                                             Signature


Signature Guaranteed:


NOTICE: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Series 2001__ Bond in every particular, without alteration or any change whatever.

                     NOTICE OF EXERCISE OF TENDER OPTION
                            INSTRUCTIONS TO SELL -
         For Use When Series 2001___ Bonds Are in Interest Rate Mode
                        Other than Weekly Interest Rate

TO:  The Huntington National Bank
     Business Service Center
     7 Easton Oval - EA4E63
     Columbus, Ohio  43219
     Attn: Corporate Trust Department
     ----

RE: [$2,000,000] [4,500,000] County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001___ (PECO II, Inc. Project)

     The undersigned, as the Holder of the Bond annexed hereto (the "Bond"), hereby elects the option available to the undersigned pursuant to the Trust Indenture relating to the above-captioned bond issue. In accordance with such option, the undersigned hereby tenders:

     check the           [_]    the entire Bond
     appropriate box
                         [_]    $____________________
                                ($100,000 and increments of $5,000
                                in principal amount of the Bond
                                above $100,000)

for purchase, on the first Bond Purchase Date (as defined in the Bond) after the date hereof, pursuant to the referenced Trust Indenture. In accordance with such tender, the undersigned hereby irrevocably sells, assigns and transfers such Bond or portion thereof at 100% of the principal amount thereof plus accrued interest and does hereby irrevocably constitute and appoint the Trustee as attorney to transfer such Bond or portion thereof on the books of the Trustee, with full power of substitution in the premises.

Dated:_________________               ___________________________________
                                                   Signature

Signature Guaranteed:


_____________________________

NOTICE: To exercise the option available to the Holder pursuant to the referenced Trust Indenture, the Holder must notify the Trustee no later than 11:00 a.m. local time of the Trustee on the eighth Business Day prior to the applicable Bond Purchase Date, as further provided in the Bond, and these Instructions to Sell and the Bond must be delivered to the designated corporate trust office of the Trustee no later than 11:00 a.m. local time of the Trustee on the fifth Business Day prior to the applicable Bond Purchase Date. The signature to these Instructions to

Sell must correspond with the name as written upon the face of the Bond in every particular, without alteration or enlargement, or any change whatsoever.

                      NOTICE OF EXERCISE OF TENDER OPTION
                            INSTRUCTIONS TO SELL -
            For Use When Series 2001___ Bonds Bear Interest at the
                             Weekly Interest Rate


TO:  The Huntington National Bank
     Business Service Center
     7 Easton Oval - EA4E63
     Columbus, Ohio 43219
     Attn: Corporate Trust Department.
     ----

RE: [$2,000,000] [$4,500,000] County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001___ (PECO II, Inc. Project)

          The undersigned, as the Holder of the Bond annexed hereto (the "Bond"), hereby elects the option available to the undersigned pursuant to the Trust Indenture relating to the above-captioned bond issue. In accordance with such option, the undersigned hereby tenders:

     check the           [_]    the entire Bond
     appropriate box
                         [_]    $____________________
                                ($100,000 and increments of $5,000
                                in principal amount of the Bond
                                above $100,000)


for purchase, on _____________________, which is a date at least seven days following the date of delivery of this notice to the Trustee pursuant to the referenced Trust Indenture. In accordance with such tender, the undersigned hereby irrevocably sells, assigns and transfers such Bond or portion thereof at 100% of the principal amount thereof plus accrued interest and does hereby irrevocably constitute and appoint the Trustee as attorney to transfer such Bond or portion thereof on the books of the Trustee, with full power of substitution in the premises.

Dated:_________________               ___________________________________
                                                   Signature

Signature Guaranteed:


_____________________________

NOTICE: To exercise the option available to the Holder pursuant to the referenced Trust Indenture, the Holder must notify the Trustee on the seventh Business Day prior to the applicable Bond Purchase Date, as further provided in the Bond, and these Instructions to Sell and the Bond must be delivered to the designated corporate trust office of the Trustee no later than 10:00 a.m.

local time of the Trustee on the Business Day immediately preceding the Bond Purchase Date specified in these Instructions to Sell. The signature to these Instructions to Sell must correspond with the name as written upon the face of the Bond in every particular, without alteration or enlargement, or any change whatsoever.

                                      18